NORWEST ADVANTAGE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION




                                 OCTOBER 1, 1997






================================================================================

     CASH INVESTMENT FUND                        STRATEGIC INCOME FUND
     READY CASH INVESTMENT FUND                  MODERATE BALANCED FUND
     U.S. GOVERNMENT FUND                        GROWTH BALANCED FUND
     TREASURY FUND                               AGGRESSIVE BALANCED-EQUITY FUND
     MUNICIPAL MONEY MARKET FUND                 INDEX FUND
     STABLE INCOME FUND                          INCOME EQUITY FUND
     LIMITED TERM GOVERNMENT INCOME FUND         VALUGROWTHSM STOCK FUND
     INTERMEDIATE GOVERNMENT INCOME FUND         DIVERSIFIED EQUITY FUND
     DIVERSIFIED BOND FUND                       GROWTH EQUITY FUND
     INCOME FUND                                 LARGE COMPANY GROWTH FUND
     TOTAL RETURN BOND FUND                      SMALL COMPANY STOCK FUND
     LIMITED TERM TAX-FREE FUND                  SMALL COMPANY GROWTH FUND
     TAX-FREE INCOME FUND                        DIVERSIFIED SMALL CAP FUND
     COLORADO TAX-FREE FUND                      SMALL CAP OPPORTUNITIES FUND
     MINNESOTA INTERMEDIATE TAX-FREE FUND        CONTRARIAN STOCK FUND
     MINNESOTA TAX-FREE FUND                     INTERNATIONAL FUND

                             NORWEST ADVANTAGE FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                 OCTOBER 1, 1997


ACCOUNT INFORMATION AND
SHAREHOLDER SERVICING:                        DISTRIBUTION:
         Norwest Bank Minnesota, N.A.             Forum Financial Services, Inc.
         Transfer Agent                           Manager and Distributor
         733 Marquette Avenue                     Two Portland Square
         Minneapolis, MN  55479-0040              Portland, Maine 04101
         (612) 667-8833/(800) 338-1348            (207) 879-1900

Norwest   Advantage  Funds  is  registered  with  the  Securities  and  Exchange
Commission as an open-end management investment company under the Investment Company Act of 1940, as amended.

This Statement of Additional Information supplements the Prospectuses dated October 1, 1997, as may be amended from time to time, offering the following classes of shares of the separate portfolios of Norwest Advantage Funds: Cash Investment Fund, Ready Cash Investment Fund (Institutional Shares, Investor Shares and Exchange Shares), U.S. Government Fund, Treasury Fund, Municipal Money Market Fund (Institutional Shares and Investor Shares), A Shares, B Shares and I Shares of each of Stable Income Fund, Intermediate Government Income Fund, Income Fund, Total Return Bond Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, Income Equity Fund, ValuGrowth Stock Fund, Diversified Equity Fund, Growth Equity Fund, Small Company Stock Fund, Small Cap Opportunities Fund, Contrarian Stock Fund and International Fund and I Shares of each of Limited Term Government Income Fund, Diversified Bond Fund, Limited Term Tax-Free Fund, Minnesota Intermediate Tax-Free Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Index Fund, Large Company Growth Fund, Small Company Growth Fund and Diversified Small Cap Fund.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ ONLY IN CONJUNCTION WITH A CORRESPONDING PROSPECTUS, COPIES OF WHICH MAY BE OBTAINED BY AN INVESTOR WITHOUT CHARGE BY CONTACTING THE DISTRIBUTOR AT THE ADDRESS LISTED ABOVE.



                                                 TABLE OF CONTENTS
                                                                                                    PAGE

         Introduction                                                                               1

         1.  Investment Policies                                                                    4
                  Security Ratings Information                                                      4
                  Money Market Fund Matters                                                         5
                  Fixed Income Investments                                                          6
                  Mortgage-Backed And Asset-Backed  Securities                                     12
                  Interest Rate Protection Transactions                                            13
                  Hedging And Option Income Strategies                                             14
                  Foreign Currency Transactions                                                    22
                  Equity Securities and Additional Information Concerning the Equity Funds         23
                  Illiquid Securities and Restricted Securities                                    26
                  Borrowing And Transactions Involving Leverage                                    27
                  Repurchase Agreements                                                            30
                  Temporary Defensive Position                                                     30

         2.  Information Concerning Colorado and Minnesota                                         30
                  Colorado                                                                         31
                  Minnesota                                                                        33

         3.  Investment Limitations                                                                34
                  Fundamental Limitations                                                          34
                  Non-Fundamental Limitations                                                      38

         4.  Performance and Advertising Data                                                      41
                  SEC Yield Calculations                                                           41
                  Total Return Calculations                                                        42
                  Multiclass, Collective Trust Fund and Core-Gateway Performance                   43
                  Other Advertisement Matters                                                      43

         5.  Management                                                                            45
                  Trustees and Officers                                                            45
                  Investment Advisory Services                                                     51
                  Management and Administrative Services                                           57
                  Distribution                                                                     60
                  Transfer Agent                                                                   62
                  Custodian                                                                        62
                  Portfolio Accounting                                                             62
                  Expenses                                                                         64

         6.  Portfolio Transactions                                                                64

         7.  Additional Purchase and Redemption Information                                        68
                  Statement of Intention                                                           69
                  Exchanges                                                                        69
                  Redemptions                                                                      70
                  Contingent Deferred Sales Charge (A Shares)                                      70
                  Contingent Deferred Sales Charge (A Shares and B Shares)                         71
                  Conversion of B Shares and Exchange Shares                                       71


                                                 TABLE OF CONTENTS

                                                                                                 PAGE

         8.  Taxation                                                                             72

         9.  Additional Information About the Trust and the Shareholders of the Funds             73
                  Determination of Net Asset Value - Money Market Funds                           73
                  Counsel and Auditors                                                            73
                  General Information                                                             74
                  Recent Mergers                                                                  74
                  Shareholdings                                                                   74
                  Financial Statements                                                            75
                  Registration Statement                                                          75

         Appendix A - Description of Securities Ratings                                          A-1

         Appendix B - Miscellaneous Tables                                                       B-1
                  Table 1 - Investment Advisory Fees                                             B-1
                  Table 2 - Management Fees                                                      B-5
                  Table 3 - Distribution Fees                                                    B-13
                  Table 4 - Sales Charges                                                        B-15
                  Table 5 - Accounting Fees                                                      B-18
                  Table 6 - Commissions                                                          B-21
                  Table 7 - 5% Shareholders                                                      B-23

         Appendix C - Performance Data C-1 Table 1 - Money Market Fund C-1 Table
                  2 - Yields C-1 Table 3 - Total Returns C-4


                                  INTRODUCTION

The Trust was originally organized under the name "Prime Value Funds, Inc." as a Maryland corporation on August 29, 1986, and on July 30, 1993, was reorganized as a Delaware business trust under the name "Norwest Funds." On October 1, 1995, the Trust changed its name to "Norwest Advantage Funds" and on June 1, 1997, changed its name back to "Norwest Funds." On August 4, 1997, the Trust changed its name back to "Norwest Advantage Funds." On October 1, 1995 the Trust also changed the name of its various classes of shares as follows: Investor A class was renamed A class ("A Shares"); Investor B class was renamed B class ("B Shares"); Trust class was renamed I class ("I Shares"); and Advantage class also was renamed I Shares.

Each  Fund's  investment   adviser  is  Norwest  Investment   Management,   Inc.
("Norwest"), a subsidiary of Norwest Bank Minnesota, N.A. ("Norwest Bank"). Norwest also is the investment adviser of each Core Portfolio other than Schroder U.S. Smaller Companies Portfolio and International Portfolio. Norwest Bank, a subsidiary of Norwest Corporation, serves as the Trust's transfer agent, dividend disbursing agent and custodian.

UNITED CAPITAL MANAGEMENT ("UCM") serves as investment subadviser of Total Return Bond Fund/Total Return Bond Portfolio and Contrarian Stock Fund. UCM also serves as an investment subadviser of Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund and Aggressive Balanced-Equity Fund.

GALLIARD CAPITAL MANAGEMENT, INC. ("Galliard") serves as investment subadviser of Stable Income Fund/Stable Income Portfolio and Managed Fixed Income Portfolio. Galliard also serves as an investment subadviser of Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund and Aggressive Balanced-Equity Fund.

CRESTONE CAPITAL MANAGEMENT, INC. ("Crestone") serves as investment subadviser to Small Company Stock Fund/Small Company Stock Portfolio. Crestone also serves as investment subadviser of Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund and Diversified Small Cap Fund.

PEREGRINE CAPITAL MANAGEMENT, INC. ("Peregrine") serves as investment subadviser of Small Company Growth Fund/Small Company Growth Portfolio, Positive Return Bond Portfolio, Large Company Growth Fund/Large Company Growth Portfolio and Small Company Value Portfolio. Peregrine also serves as an investment subadviser of Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund and Diversified Small Cap Fund.

SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. ("Schroder") serves as investment adviser to Schroder U.S. Smaller Companies Portfolio and International Portfolio. Schroder also serves as an investment subadviser of Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund, Small Cap Opportunities Fund and International Fund.

SMITH ASSET MANAGEMENT GROUP, LP ("SMITH GROUP"). Smith Group, whose principal business address is 500 Crescent Court, Suite 250, Dallas, Texas, is a registered investment adviser. Smith group provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals. As of October 1, 1997, the Smith Group managed over $200 million in assets. Currently, the Smith Group manages all of Disciplined Growth Portfolio and Small Cap Value Portfolio.

FORUM FINANCIAL SERVICES, INC. ("Forum"), a registered broker-dealer, serves as the Trust's manager and as distributor of the Trust's shares. Forum Administrative Services, Limited Liability Company ("FAS") serves as each Fund's administrator.

Each of Ready Cash Investment Fund, Stable Income Fund, Total Return Bond Fund, Index Fund, Income Equity Fund, Large Company Growth Fund, Small Company Stock Fund, Small Company Growth Fund, Small Cap Opportunities Fund and International Fund invests all of its investable assets in a separate portfolio (each a "Core Portfolio") of a registered, open-end, management investment company that has the same investment objective and substantially similar investment policies. Accordingly, the investment experience of each of these Funds will correspond directly with the investment experience of its respective Core Portfolio.

Each of Cash Investment Fund, Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund, Growth Equity Fund, Aggressive Balanced-Equity Fund and Diversified Small Cap Fund invests all of its investable assets in various portfolios (each a "Core Portfolio") of a registered, open-end, management investment company portfolios (each a "Core Trust"). Each Core Portfolio invests using a different investment style.

The percentage of each of these Fund's (except Cash Investment Fund's) assets invested in each Core Portfolio may be changed at any time in response to market or other conditions. Allocations are made within specified ranges as described in each Fund's prospectus under "Investment Objectives and Policies".

Each of U.S. Government Fund, Treasury Fund, Municipal Money Market Fund, Limited Term Government Income Fund, Intermediate Government Income Fund, Income Fund, Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, Minnesota Intermediate Tax-Free Fund, ValuGrowth Stock Fund and Contrarian Stock Fund invests directly in portfolio securities.

The expenses of each Fund that invest in one or more Core Portfolios include the Fund's pro rata share of the expenses of the Core Portfolios in which the Fund invests, which are borne indirectly by the Fund's shareholders.

As used in this SAI, the following terms shall have the meanings listed:

          "Advisers" or "Investment Advisers" shall mean, collectively, Norwest and Subadvisors.

          "Board" shall mean the Board of Trustees of the Trust.

          "Balanced Fund" shall mean each of Strategic Income Fund, Moderate Balanced Fund and Growth Balanced Fund.

          "CFTC" shall mean the U.S. Commodities Futures Trading Commission.

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          "Core Trust" shall mean Core Trust (Delaware), an open-end, management investment company registered under the 1940 Act.

          "Core Trust Board" shall mean the Board of Trustees of Core Trust.

          "Crestone" shall mean Crestone Capital Management, Inc., the investment subadvisor to Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund, Growth Equity Fund, Small Company Stock Fund/ Small Company Stock Portfolio.

          "Custodian" shall mean Norwest acting in its capacity as custodian of a Fund.

          "Equity Fund" shall mean each of Income Equity Fund, Index Fund, ValuGrowth Stock Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Small Company Stock Fund, Small Company Growth Fund, Contrarian Stock Fund and International Fund.

          "FAS" shall mean Forum Administrative Services, Limited Liability Company, the Trust's administrator.

          "Fitch" shall mean Fitch Investors Service, L.P.

          "Forum" shall mean Forum Financial Services, Inc., a registered broker-dealer and distributor of the Trust's shares.

          "Forum Accounting" shall mean Forum Accounting Services, Limited Liability Company, the Trust's fund accountant.

          "Fund" shall mean each of the twenty-eight separate portfolios of the Trust to which this Statement of Additional Information relates as identified on the cover page.

          "Galliard" shall mean Galliard Capital Management, Inc., the investment subadviser to Stable Income Fund, Stable Income Portfolio, Managed Fixed Income Portfolio, Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund and Growth Balanced Fund.

          "Income Fund" shall mean each of Stable Income Fund, Intermediate Government Income Fund, Diversified Bond Fund, Income Fund and Total Return Bond Fund.

          "Money Market Funds" shall mean each of Cash  Investment  Fund,  Ready
          Cash  Investment  Fund,  U.S.   Government  Fund,  Treasury  Fund  and
          Municipal Money Market Fund.

          "Moody's" shall mean Moody's Investors Service.

          "Norwest" shall mean Norwest Investment Management, Inc., a subsidiary of Norwest Bank Minnesota, N.A.

          "Norwest Bank" shall mean Norwest Bank Minnesota, N.A., a subsidiary of Norwest Corporation.

          "NRSRO"  shall  mean  a  nationally   recognized   statistical  rating
          organization.

          "Peregrine" shall mean Peregrine Capital Management, Inc., the investment subadviser to Positive Return Bond Portfolio, Small Company Value Portfolio, Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund/Large Company Growth Portfolio, Small Company Growth Fund/Small Company Growth Portfolio.

          "Portfolio" shall mean Prime Money Market Portfolio, Money Market Portfolio, Positive Return Bond Portfolio, Stable Income Portfolio, Managed Fixed Income Portfolio, Total Return Bond Portfolio, Index Portfolio, Income Equity Portfolio, Large Company Growth Portfolio, Small Company Growth Portfolio, Small Company Stock Portfolio, Small Company Value Portfolio and International Portfolio, thirteen separate portfolios of Core Trust.

          "Schroder" shall mean Schroder Capital Management Inc., the investment subadviser to Diversified Equity Fund, Growth Equity Fund, International Fund, Strategic Income Fund, Moderate Balanced Fund and Growth Balanced Fund and investment adviser to International Portfolio.

          "Schroder Advisors" shall mean Schroder Fund Advisors Inc., the administrator to Schroder U.S. Smaller Companies Portfolio.

          "Schroder Core" shall mean Schroder Capital Funds, an open-end, management investment company registered under the 1940 Act.

          "Schroder  Core  Board"  shall mean the Board of  Trustees of Schroder
          Core.

          "SEC" shall mean the U.S. Securities and Exchange Commission.

          "S&P" shall mean Standard & Poor's.

          "Smith" shall mean Smith Asset Management Group, L.P.

          "Stock Index Futures" shall mean futures contracts that relate to broadly-based stock indices.

          "Subadvisers or "Investment Subadvisers: shall mean, collectively, Crestone Capital Management, Inc., Galliard Capital Management, Inc., Schroder Capital Management, Inc. and United Capital Management.

          "Tax Free Income Fund" shall mean each of Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado Tax-Free Fund and Minnesota Tax-Free Fund.

          "Transfer Agent" shall mean Norwest Bank acting in its capacity as transfer and dividend disbursing agent of the a Fund.

          "Trust" shall mean Norwest Advantage Funds, an open-end, management investment company registered under the 1940 Act.

          "UCM" shall mean United Capital Management, Inc., the investment subadviser to Diversified Bond Fund, Total Return Bond Fund/Total Return Bond Portfolio, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund and Contrarian Stock Fund.

          "U.S.   Government   Securities"  shall  mean  obligations  issued  or
          guaranteed by the U.S. Government, its agencies or instrumentalities.

          "1933 Act" shall mean the Securities Act of 1933, as amended.

          "1940 Act" shall mean the Investment Company Act of 1940, as amended.


1.       INVESTMENT POLICIES

The following discussion is intended to supplement the disclosure in each Prospectus concerning each Fund's investments, investment techniques and strategies and the risks associated therewith (as well as those of the Portfolio(s), which has the same investment objective and substantially similar investment policies). Certain of the Funds are designed for investment of that portion of an investor's funds which can appropriately bear the special risks associated with certain types of investments (i.e., investment in smaller capitalization companies). No Fund may make any investment or employ any investment technique or strategy not referenced in the Prospectus which relates to that Fund. For example, while the SAI describes "swap" transactions below, only those Funds whose investment policies, as described in the Prospectus, allow the Fund to invest in swap transactions may do so. References to the investment policies and investment limitations of a Fund that invests all or a portion of its investable assets in a Core Portfolio(s) refers to that Core Portfolio(s) in which that Fund currently invests its assets.

SECURITY RATINGS INFORMATION

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Funds may use these ratings to determine whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund (neither event requiring sale of such security by a Fund except in certain cases with respect to the Money Market Funds), Norwest will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Investment Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

A Fund may purchase unrated securities if its Adviser determines the security to be of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities. A Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by its Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund.

To limit credit risks, International Portfolio may only invest in securities that are investment grade (rated in the top four long-term investment grades by an NRSRO or in the top two short-term investment grades by an NRSRO.) Accordingly, the lowest permissible long-term investment grades for corporate bonds, including convertible bonds, are Baa in the case of Moody's and BBB in the case of S&P and Fitch; the lowest permissible long-term investment grades for preferred stock are Baa in the case of Moody's and BBB in the case of S&P and Fitch; and the lowest permissible short-term investment grades for short-term debt, including commercial paper, are Prime-2 (P-2) in the case of Moody's, A-2 in the case of S&P and F-2 in the case of Fitch. All these ratings are generally considered to be investment grade ratings, although Moody's indicates that securities with long-term ratings of Baa have speculative characteristics.

MONEY MARKET FUND MATTERS

Pursuant to Rule 2a-7 adopted under the 1940 Act, each of the Money Market Funds may invest only in "eligible securities" as defined in that Rule. Generally, an eligible security is a security that (i) is denominated in U.S. Dollars and has a remaining maturity of 397 days or less; (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two NRSROs or, if only one NRSRO has issued a rating, by that NRSRO; and (iii) has been determined by the Investment Adviser to present minimal credit risks pursuant to procedures approved by the Board. In addition, the Money Market Funds will maintain a dollar-weighted average maturity of 90 days or less. Unrated securities may also be eligible securities if the Investment Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Board.

Under Rule 2a-7, except for Municipal Money Market Fund, a Money Market Fund may not invest more than five percent of its total assets in the securities of any one issuer other than with respect to U.S. Government Securities, provided that in certain cases a Fund may invest five percent of its assets in a single issuer for a period of up to three business days. Municipal Money Market Fund is, however, subject to the issuer diversification rules described in paragraph (1) under "Investment Limitations, Nonfundamental Limitations." Except for Municipal Money Market Fund, a Money Market Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

Immediately after the acquisition of any put, no more than five percent of a Money Market Fund's total assets may be invested in securities issued by or subject to conditional puts from the same institution and no more than ten percent of a Money Market Fund's total assets may be invested in securities issued by or subject to unconditional puts (including guarantees) from the same institution. However, these restrictions only apply with respect to 75% of Municipal Money Market Fund's total assets.

INVESTMENT BY FEDERAL CREDIT UNIONS

U.S. Government Fund and Treasury Fund limit their investments, as described in each of the Prospectuses for those Funds, to investments that are legally permissible for Federally chartered credit unions under applicable provisions of the Federal Credit Union Act (including 12 U.S.C. Section 1757(7), (8) and (15)) and the applicable rules and regulations of the National Credit Union Administration (including 12 C.F.R. Part 703, Investment and Deposit Activities), as such statutes and rules and regulations may be amended. Treasury Fund limits its investments to Treasury obligations, including Treasury STRIPS with a maturity of less than 13 months. U.S. Government Fund limits its investments to U.S. Government Securities (including Treasury STRIPS), repurchase agreements fully collateralized by U.S. Government Securities and other government related zero-coupon securities, such as TIGRs and CATs. All zero-coupon securities in which the Fund invests will have a maturity of less than 13 months. Certain U.S. Government Securities owned by the Fund may be mortgage or asset backed, but, except to reduce interest rate risk, no such security will be (i) a stripped mortgage backed security ("SMBS"), (ii) a collateralized mortgage obligation ("CMO") or real estate mortgage investment conduit ("REMIC") that meets any of the tests outlined in 12 C.F.R. Section 703.5(g) or (iii) a residual interest in a CMO or REMIC. In order to reduce interest rate risk the Fund may purchase a SMBS, CMO, REMIC or residual interest in a CMO or REMIC but only in accordance with 12 C.F.R. Section 703.5(i). Each Fund also may invest in reverse repurchase agreements in accordance with 12 C.F.R. 703.4(e).

FIXED INCOME INVESTMENTS

GENERAL INFORMATION CONCERNING FIXED INCOME SECURITIES

Yields on fixed income securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.

Obligations  of  issuers  of  fixed  income  securities   (including   municipal
securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

U.S. GOVERNMENT SECURITIES

In addition to obligations of the U.S. Treasury, each of the Funds (except Treasury Fund) may invest in U.S. Government Securities. Small Cap Opportunities Fund may invest in U.S. Government Securities which have remaining maturities not exceeding one year. Agencies and instrumentalities which issue or guarantee debt securities and which have been established or sponsored by the United States government include the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, the Small Business Administration, the Government National Mortgage Association and the Student Loan Marketing Association. Others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported primarily or solely by the creditworthiness of the issuer. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit. A Fund will invest in the obligations of such agencies or instrumentalities only when Norwest believes that the credit risk with respect thereto is consistent with the Fund's investment policies.

BANK OBLIGATIONS

Small cap Opportunities Fund may invest in obligations (including certificates of deposit and bankers' acceptances) of U.S. banks that have total assets at the time of purchase in excess of $1 billion and are members of the Federal Deposit Insurance Corporation. Each other Fund may, in accordance with the policies described in its Prospectus, invest in obligations of financial institutions, including negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks. A Fund's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both. Investments in foreign bank obligations are limited to banks and branches located in countries which the Fund's Adviser believes do not present undue risk.

A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Fund's yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on the Fund's right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities.

The Funds (other than Small Cap Opportunities Fund) may invest in Eurodollar certificates of deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are essentially the same as ETDs, except that they are issued by Canadian offices of major Canadian banks.

Investments that a Fund may make in instruments of foreign banks, branches or subsidiaries may involve certain risks, including future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities, the possible seizure or nationalization of foreign deposits, differences from domestic banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign governmental laws or restrictions applicable to the payment of certificates of deposit or time deposits which might affect adversely the payment of principal and interest on such securities held by the Fund.

SHORT TERM DEBT SECURITIES/COMMERCIAL PAPER

Small Cap Opportunities Fund may invest in commercial paper, i.e., short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The commercial paper purchased by Small Cap Opportunities Fund for temporary defensive purposes consists of direct obligations of domestic issuers which, at the time of investment, are rated "P-1" by Moody's Investors Service ("Moody's") or "A-1" by Standard & Poor's ("S&P"), or securities which, if not rated, are issued by companies having an outstanding debt issue currently rated Aa by Moody's or AAA or AA by S&P. The rating "P-1" is the highest commercial paper rating assigned by Moody's and the rating "A-1" is the highest commercial paper rating assigned by S&P. Except for the Money Market Funds and Small Cap Opportunities Fund, each Fund may assume a temporary defensive position and may invest without limit in commercial paper that is rated in one of the two highest rating categories by an NRSRO or, if not rated, determined by the Investment Adviser to be of comparable quality. Certain additional Funds may invest in commercial paper as an investment and not as a temporary defensive position. Except as noted below with respect to variable master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. Variable amount master demand notes must satisfy the same criteria as set forth above for commercial paper.

GUARANTEED INVESTMENT CONTRACTS

The Fixed Income Funds may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Fund will purchase a GIC only when the Investment Adviser has determined that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments in which the Fund may otherwise invest. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less.

In determining the average weighted portfolio maturity of a Fund, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

ZERO COUPON SECURITIES

Zero coupon securities are sold at original issue discount and pay no interest to holders prior to maturity. Accordingly, these securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Federal tax law requires that a Fund accrue a portion of the discount at which a zero-coupon security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. Interest on these securities, however, is reported as income by the Fund and must be distributed to its shareholders. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Investment Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Currently U.S. Treasury securities issued without coupons include Treasury bills and separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. These stripped components are traded independently under the Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program or as Coupons Under Book Entry Safekeeping ("CUBES"). A number of banks and brokerage firms separate the principal and interest portions of U.S. Treasury securities and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account on behalf of the owners of the securities and are known by various names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). In addition, corporate debt securities may be zero coupon securities. For the purpose solely of an investment policy of investing at least 65% of a Fund's assets in U.S. Government Securities, such securities are currently not deemed to be U.S. Government Securities but rather securities issued by the bank or brokerage firm involved.

MUNICIPAL SECURITIES

Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds or other private activity bonds that are backed only by the assets and revenues of the non-governmental user (such as manufacturing enterprises, hospitals, colleges or other entities).

Municipal securities historically have not been subject to registration with the SEC, although there have been proposals which would require registration in the future.

MUNICIPAL NOTES. Municipal notes, which may be either "general obligation" or "revenue" securities are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year. They include the following: tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Tax anticipation notes are issued to finance working capital needs of municipalities, and are payable from various anticipated future seasonal tax revenues, such as income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under various federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged and are typically payable from proceeds of the long-term bonds. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many such projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Municipal notes also include longer term issues that are remarketed to investors periodically, usually at one year intervals or less.

MUNICIPAL BONDS. Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. General obligation bonds are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, class of facilities, or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from general tax revenues. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds are additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Revenue bonds issued by housing authorities may be secured in a number of ways, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated, as discussed below.

Municipal bonds are considered private activity bonds if they are issued to raise money for privately owned or operated facilities used for such purposes as production or manufacturing, housing, health care and other nonprofit or charitable purposes. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's owner or user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

While at one time the pertinent provisions of the Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated facilities of organizations described in Section 501(c)(3) of the Code, multi-family rental housing facilities, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the tax-exempt refinancing of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing could become increasingly limited.

OTHER MUNICIPAL OBLIGATIONS. Other municipal obligations, incurred for a variety of financing purposes, include municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract. Municipal leases are entered into by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without being required to meet the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

ALTERNATIVE MINIMUM TAX. Municipal securities are also categorized  according to
(i) whether the interest is or is not includable in the calculation of alternative minimum taxes imposed on individuals and corporations, (ii) whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and (iii) other criteria relevant for Federal income tax purposes. Due to the increasing complexity of the Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

PUTS AND STANDBY COMMITMENTS ON MUNICIPAL SECURITIES. The Funds may acquire "puts" with respect to municipal securities. A put gives the Fund the right to sell the municipal security at a specified price at any time on or before a specified date. The Funds may sell, transfer or assign a put only in conjunction with its sale, transfer or assignment of the underlying security or securities. The amount payable to a Fund upon its exercise of a "put" is normally: (1) the Fund's acquisition cost of the municipal securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (2) all interest accrued on the securities since the last interest payment date during that period.

Puts may be acquired by the Funds to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of a Fund's assets at a rate of return more favorable than that of the underlying security. The Funds expect that they will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Funds intend to enter into puts only with dealers, banks and broker-dealers which, in the Fund's Investment Adviser's opinion, present minimal credit risks.

Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of a Fund's assets.

The Funds may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a "stand-by commitment," and the aggregate price which the Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment. The Funds' policy is to enter into stand-by commitment transactions only with municipal securities dealers which are determined to present minimal credit risks.

The acquisition of a stand-by commitment does not affect the valuation or maturity of the underlying municipal securities which continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund are valued at zero in determining net asset value. When a Fund pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of the Fund's portfolio of securities.

VARIABLE AND FLOATING RATE SECURITIES

The securities in which the Funds invest (including municipal securities or mortgage- and asset-backed securities, as applicable) may have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically accordingly to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Fund to maintain a stable net asset value. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by a Fund may be tied to Treasury or other government securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities (including mortgage-related securities or mortgage-backed securities) pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For instance, upon reset the interest rate payable on a security may go down when the underlying index has risen. During times when short-term interest rates are relatively low as compared to long-term interest rates a Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This form of leverage may have the effect of increasing the volatility of the security's market value while increasing the security's, and thus the Fund's, yield. Money Market Funds may not invest in inverse floaters and certain other variable and floating rates securities that do not imply with Rule 2a-7.

There may not be an active secondary market for any particular floating or variable rate instruments (particularly inverse floaters and similar instruments) which could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its repayment obligation during periods that the Fund is not entitled to exercise any demand rights it may have. A Fund could, for this or other reasons, suffer a loss with respect to an instrument. Each Fund's investment adviser monitors the liquidity of the Funds' investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Many variable rate instruments include the right of the holder to demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity. The payment of principal and interest by issuers of certain securities purchased by the Funds may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets the Funds' investment quality requirements.

Variable rate obligations purchased by the Funds may include participation interests in variable rate obligations purchased by the Funds from banks, insurance companies or other financial institutions that are backed by irrevocable letters of credit or guarantees of banks. The Funds can exercise the right, on not more than thirty days' notice, to sell such an instrument back to the bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of a Fund's participation interest in the instrument, plus accrued interest, but will do so only (1) as required to provide liquidity to a Fund, (2) to maintain a high quality investment portfolio, or (3) upon a default under the terms of the demand instrument. Banks and other financial institutions retain portions of the interest paid on such variable rate obligations as their fees for servicing such instruments and the issuance of related letters of credit, guarantees and repurchase commitments.

The Funds will not purchase participation interests in variable rate obligations unless it is advised by counsel or receives a ruling of the Internal Revenue Service that interest earned by the Funds from the obligations in which it holds participation interests is exempt from Federal income tax. The Internal Revenue Service has announced that it ordinarily will not issue advance rulings on certain of the Federal income tax consequences applicable to securities, or participation interests therein, subject to a put. Each Fund's investment adviser monitors the pricing, quality and liquidity of variable rate demand obligations and participation interests therein held by the Fund on the basis of published financial information, rating agency reports and other research services to which the Investment Adviser may subscribe.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. The Funds intend to purchase such securities only when the Fund's investment adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. A Fund may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that a Fund will be able to limit principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

TYPES OF CREDIT ENHANCEMENT

To lessen the effect of failures by obligors on Mortgage Assets (as defined in the Prospectus) to make payments, mortgage-backed securities may contain elements of credit enhancement. Credit enhancement falls into two categories:
(1) liquidity protection and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of security.

Examples of credit enhancement arising out of the structure of the transaction include: (1) "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class); (2) creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses); and (3) "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that covered by credit enhancement protection could adversely affect the return on an investment in such a security.

ASSET-BACKED SECURITIES

A Fund may invest in asset-backed securities, which have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities are securities that represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution.

Asset-backed securities present certain risks that are not presented by mortgage-backed debt securities or other securities in which a Fund may invest. Primarily, these securities do not always have the benefit of a security interest in comparable collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

INTEREST-ONLY AND PRINCIPAL-ONLY SECURITIES

Some tranches of mortgage-backed securities, including CMOs, are structured so that investors receive only principal payments generated by the underlying collateral. Principal only securities ("POs") usually sell at a deep discount from face value on the assumption that the purchaser will ultimately receive the entire face value through scheduled payments and prepayments; however, the market values of POs are extremely sensitive to prepayment rates, which, in turn, vary with interest rate changes. If interest rates are falling and prepayments accelerate, the value of the PO will increase. On the other hand, if rates rise and prepayments slow, the value of the PO will drop.

Interest only securities ("IOs") result from the creation of POs; thus, CMOs with PO tranches also have IO tranches. IO securities sell at a deep discount to their "notional" principal amount, namely the principal balance used to calculate the amount of interest due. They have no face or par value and, as the notional principal amortizes and prepays, the IO cash-flow declines.

Unlike POs, IOs increase in value when interest rates rise and prepayment rates slow; consequently they are often used to "hedge" portfolios against interest rate risk. If prepayment rates are high, a Fund may receive less cash back than it initially invested.

INTEREST RATE PROTECTION TRANSACTIONS

Certain Funds may enter into interest rate protection transactions, including interest rate swaps, caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange interest payment streams that are based, for example, on variable and fixed rates that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which the payments are made when a designated market interest rate either goes above a designated ceiling or goes below a designated floor on predetermined dates or during a specified time period.

A Fund expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Funds intend to use these transactions as a hedge and not as a speculative investment.

A Fund may enter into interest rate protection transactions on an asset-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, the Funds believe such obligations do not constitute senior securities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, U.S. Government Securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Funds also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Fund.

A Fund will enter into interest rate protection transactions only with banks and other institutions believed by the Investment Adviser to the Fund to present minimal credit risks. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized and, accordingly, are less liquid than swaps.

HEDGING AND OPTION INCOME STRATEGIES

SMALL CAP OPPORTUNITIES FUND

COVERED CALLS AND HEDGING

As described in the Prospectus, the Schroder U.S. Smaller Companies Portfolio may write covered calls on up to 100% of its total assets or employ one or more types of instruments to hedge ("Hedging Instruments"). When hedging to attempt to protect against declines in the market value of the Portfolio's securities, to permit the Portfolio to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Portfolio would: (1) sell Stock Index Futures; (2) purchase puts on such futures or securities; or (3) write covered calls on securities or on Stock Index Futures. When hedging to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities (which the Portfolio will normally purchase and then terminate the hedging position), the Portfolio would: (1) purchase Stock Index Futures, or (2) purchase calls on such Futures or on securities. The Portfolio's strategy of hedging with Stock Index Futures and options on such Futures will be incidental to the Portfolio's activities in the underlying cash market.

Writing Covered Call Options. The Portfolio may write (I.E., sell) call options ("calls") if: (1) the calls are listed on a domestic securities or commodities exchange and (2) the calls are "covered" (I.E., the Portfolio owns the securities subject to the call or other securities acceptable for applicable escrow arrangements) while the call is outstanding. A call written on a Stock Index Future must be covered by deliverable securities or segregated liquid assets. If a call written by the Portfolio is exercised, the Portfolio forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

When the Portfolio writes a call on a security, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The risk of loss will have been retained by the Portfolio if the price of the underlying security should decline during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, the Portfolio may be purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium previously received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Portfolio retains the underlying security and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Portfolio are taxable as ordinary income. If the Portfolio could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable securities until the call lapsed or was exercised.

The Portfolio may also write calls on Stock Index Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Portfolio covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The Portfolio will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Stock Index Future. In no circumstances would an exercise notice require the Portfolio to deliver a futures contract; it would simply put the Portfolio in a short futures position, which is permitted by the Portfolio's hedging policies.

PURCHASING CALLS AND PUTS. The Portfolio may purchase put options ("puts") which relate to: (1) securities held by it; (2) Stock Index Futures (whether or not it holds such Stock Index Futures in its portfolio); or (3) broadly-based stock indices. The Portfolio may not sell puts other than those it previously purchased, nor purchase puts on securities it does not hold. The Portfolio may purchase calls: (1) as to securities, broadly-based stock indices or Stock Index Futures or (2) to effect a "closing purchase transaction" to terminate its obligation on a call it has previously written. A call or put may be purchased only if, after such purchase, the value of all put and call options held by the Portfolio would not exceed 5% of the Portfolio's total assets.

When the Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Portfolio will lose its premium payments and the right to purchase the underlying investment. When the Portfolio purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of an underlying investment.

When the Portfolio purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a security or Stock Index Future the Portfolio owns enables the Portfolio to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Portfolio will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).

Purchasing a put on either a stock index or on a Stock Index Future not held by the Portfolio permits the Portfolio either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in price of the underlying investment, the Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When the Portfolio purchases a put on a stock index, or on a Stock Index Future not held by it, the put protects the Portfolio to the extent that the index moves in a similar pattern to the securities held. In the case of a put on a stock index or Stock Index Future, settlement is in cash rather than by the Portfolio's delivery of the underlying investment.

STOCK INDEX FUTURES. The Portfolio may buy and sell futures contracts only if they are Stock Index Futures. A stock index is "broadly-based" if it includes stocks that are not limited to issuers in any particular industry or group of industries. Stock Index Futures obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made.

No price is paid or received upon the purchase or sale of a Stock Index Future. Upon entering into a futures transaction, the Portfolio will be required to deposit an initial margin payment in cash or U.S. Treasury bills with a futures commission merchant (the "futures broker"). The initial margin will be deposited with the Portfolio's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the future, if the Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the obligation is fulfilled without such delivery, by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When the Portfolio buys a call on a stock index or Stock Index Future, it pays a premium. During the call period, upon exercise of a call by the Portfolio, a seller of a corresponding call on the same index will pay the Portfolio an amount of cash to settle the call if the closing level of the stock index or Stock Index Future upon which the call is based is greater than the exercise price of the call; that cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the
"multiplier") which determines the total dollar value for each point of difference. When the Portfolio buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put; that cash payment is determined by the multiplier, in the same manner as described above as to calls.

ADDITIONAL INFORMATION ABOUT HEDGING INSTRUMENTS AND THEIR USE. The Portfolio's custodian, or a securities depository acting for the custodian, will act as the Portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Portfolio's entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

The Portfolio's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Portfolio may cause the Portfolio to sell related portfolio securities, thus increasing its turnover rate in a manner beyond the Portfolio's control. The exercise by the Portfolio of puts on securities or Stock Index Futures may cause the sale of related investments, also increasing portfolio turnover. Although such exercise is within the Portfolio's control, holding a put might cause the Portfolio to sell the underlying investment for reasons which would not exist in the absence of the put. The Portfolio will pay a brokerage commission each time it buys or sells a call, a put or an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of such investments, and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

REGULATORY ASPECTS OF HEDGING INSTRUMENTS AND COVERED CALLS. The Portfolio must operate within certain restrictions as to its long and short positions in Stock Index Futures and options thereon under a rule (the "CFTC Rule") adopted by the CFTC under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. Under these restrictions the Portfolio will not, as to any positions, whether short, long or a combination thereof, enter into Stock Index Futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets, with certain exclusions as defined in the CFTC Rule. Under the restrictions, the Portfolio also must, as to its short positions, use Stock Index Futures and options thereon solely for bona-fide hedging purposes within the meaning and intent of the applicable provisions under the CEA.

Transactions in options by the Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options which the Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Stock Index Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when the Portfolio purchases a Stock Index Future, the Portfolio will maintain, in a segregated account or accounts with its custodian bank, cash or liquid assets in an amount equal to the market value of the securities underlying such Stock Index Future, less the margin deposit applicable to it.

LIMITS ON USE OF HEDGING INSTRUMENTS. The Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). One of the tests for such qualification for taxable years beginning on or before August 5, 1997 is that less than 30% of its gross income in that year must be derived from gains realized on the sale of securities held for less than three months. Due to this limitation, the Portfolio will limit the extent to which it engages in the following activities, but will not be precluded from them: (1) selling investments, including Stock Index Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Portfolio; (2) purchasing calls or puts which expire in less than three months; (3) effecting closing transactions with respect to calls or puts purchased less than three months previously; (4) exercising puts held for less than three months; and (5) writing calls on investments held for less than three months.

POSSIBLE RISK FACTORS IN HEDGING. In addition to the risks discussed above, there is a risk in using short hedging by selling Stock Index Futures or purchasing puts on stock indices that the prices of the applicable index (thus the prices of the Hedging Instruments) will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio's equity securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

The risk of imperfect correlation increases as the composition of the Portfolio's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the equity securities being hedged and movements in the price of the Hedging Instruments, the Portfolio may use Hedging Instruments in a greater dollar amount than the dollar amount of equity securities being hedged if the historical volatility of the prices of such equity securities being hedged is more than the historical volatility of the applicable index. It is also possible that where the Portfolio has used Hedging Instruments in a short hedge, the market may advance and the value of equity securities held in the Portfolio's portfolio may decline. If this occurred, the Portfolio would lose money on the Hedging Instruments and also experience a decline in value in its equity securities. However, while this could occur for a very brief period or to a very small degree, the value of a diversified portfolio of equity securities will tend to move over time in the same direction as the indices upon which the Hedging Instruments are based.

If the Portfolio uses Hedging Instruments to establish a position in the equities markets as a temporary substitute for the purchase of individual equity securities (long hedging) by buying Stock Index Futures and/or calls on such Futures, on securities or on stock indices, it is possible that the market may decline; if the Portfolio then concludes not to invest in equity securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the equity securities purchased.

Additionally, each other Fund (other than the Money Market Funds), may (i) purchase or sell (write) put and call options on securities to enhance the Fund's performance and (ii) seek to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase through the writing and purchase of exchange-traded and over-the-counter options on individual securities or securities or financial indices and through the purchase and sale of financial futures contracts and related options. Certain Funds currently do no not intend to enter into any such transactions. Whether or not used for hedging purposes, these investments techniques involve risks that are different in certain respects from the investment risks associated with the other investments of a Fund. Principal among such risks are: (1) the possible failure of such instruments as hedging techniques in cases where the price movements of the securities underlying the options or futures do not follow the price movements of the portfolio securities subject to the hedge; (2) potentially unlimited loss associated with futures transactions and the possible lack of a liquid secondary market for closing out a futures position; and (3) possible losses resulting from the inability of the Portfolio's investment adviser to correctly predict the direction of stock prices, interest rates and other economic factors. To the extent a Fund invests in foreign securities, it may also invest in options on foreign currencies, foreign currency futures contracts and options on those futures contracts. Use of these instruments is subject to regulation by the SEC, the several options and futures exchanges upon which options and futures are traded or the CFTC.

No assurance can be given, however, that any hedging or option income strategy will succeed in achieving its intended result.

Except as otherwise noted in the Prospectus or herein, the Funds will not use leverage in their option income and hedging strategies. In the case of transactions entered into as a hedge, a Fund will hold securities, currencies or other options or futures positions whose values are expected to offset ("cover") its obligations thereunder. A Fund will not enter into a hedging strategy that exposes it to an obligation to another party unless it owns either: (1) an offsetting ("covered") position or (2) cash, U.S. Government Securities or other liquid securities (or other assets as may be permitted by the SEC) with a value sufficient at all times to cover its potential obligations. When required by applicable regulatory guidelines, the Funds will set aside cash, U.S. Government Securities or other liquid securities (or other assets as may be permitted by the SEC) in a segregated account with its custodian in the prescribed amount. Any assets used for cover or held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES

A Fund may purchase put and call options written by others and sell put and call options covering specified individual securities, securities or financial indices or currencies. A put option (sometimes called a "standby commitment") gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of currency to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of currency on or before a fixed date, at a predetermined price. The predetermined prices may be higher or lower than the market value of the underlying currency. A Fund may buy or sell both exchange-traded and over-the-counter ("OTC") options. A Fund will purchase or write an option only if that option is traded on a recognized U.S. options exchange or if the Investment Adviser believes that a liquid secondary market for the option exists. When a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the currency underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. OTC options and the securities underlying these options currently are treated as illiquid securities by the Funds.

Upon selling an option, a Fund receives a premium from the purchaser of the option. Upon purchasing an option the Fund pays a premium to the seller of the option. The amount of premium received or paid by the Fund is based upon certain factors, including the market price of the underlying securities, index or currency, the relationship of the exercise price to the market price, the historical price volatility of the underlying assets, the option period, supply and demand and interest rates.

Certain Funds may purchase call options on debt securities that the Fund's Investment Adviser intends to include in the Fund's portfolio in order to fix the cost of a future purchase. Call options may also be purchased as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium paid. A Fund may similarly purchase put options in order to hedge against a decline in market value of securities held in its portfolio. The put enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund is limited to the option premium paid. If the market price of the underlying security is lower than the exercise price of the put, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put may be sold.

An Investment Adviser may write call options when it believes that the market value of the underlying security will not rise to a value greater than the exercise price plus the premium received. Call options may also be written to provide limited protection against a decrease in the market price of a security, in an amount equal to the call premium received less any transaction costs.

Certain Funds may purchase and write put and call options on fixed income or equity security indexes in much the same manner as the options discussed above, except that index options may serve as a hedge against overall fluctuations in the fixed income or equity securities markets (or market sectors) or as a means of participating in an anticipated price increase in those markets. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities which are being hedged. Index options are settled exclusively in cash.

FOREIGN CURRENCY OPTIONS AND RELATED RISKS

A Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase. Options on foreign currencies are affected by the factors discussed in "Hedging and Option Income Strategies -- Options Strategies" and "Foreign Currency Transactions" which influence foreign exchange sales and investments generally.

The value of foreign currency options is dependent upon the value of the foreign currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, a Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

To the extent that the U.S. options markets are closed while the market for the underlying currencies remains open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING

A Fund may effectively terminate its right or obligation under an option contract by entering into a closing transaction. For instance, if the Fund wished to terminate its potential obligation to sell securities or currencies under a call option it had written, a call option of the same type would be purchased by the Fund. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. In addition:

         (1) The successful use of options depends upon the Investment Adviser's ability to forecast the direction of price fluctuations in the underlying securities or currency markets, or in the case of an index option, fluctuations in the market sector represented by the index.

         (2) Options normally have expiration dates of up to nine months. Options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

         (3) A position in an exchange-listed option may be closed out only on an exchange which provides a market for identical options. Most exchange-listed options relate to equity securities. Exchange markets for options on foreign currencies are relatively new, and the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. There is no assurance that a liquid secondary market will exist for any particular option at any specific time. If it is not possible to effect a closing transaction, a Fund would have to exercise the option which it purchased in order to realize any profit. The inability to effect a closing transaction on an option written by a Fund may result in material losses to the Fund.

         (4) A Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs.

         (5) When a Fund enters into an over-the-counter contract with a counterparty, the Fund will assume the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

FUTURES STRATEGIES

A futures contract is a bilateral agreement wherein one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or the currency as called for in the contract at a specified future date and at a specified price. For futures contracts with respect to an index, delivery is of an amount of cash equal to a specified dollar amount times the difference between the index value at the time of the contract and the close of trading of the contract.

A Fund may sell interest rate futures contracts in order to continue to receive the income from a fixed income security, while endeavoring to avoid part of or all of a decline in the market value of that security which would accompany an increase in interest rates.

A Fund may purchase index futures contracts for several reasons: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transactions costs, or to seek higher investment returns when a futures contract is priced more attractively than securities in the index.

A Fund may purchase call options on a futures contract as a means of obtaining temporary exposure to market appreciation at limited risk. This strategy is analogous to the purchase of a call option on an individual security, in that it can be used as a temporary substitute for a position in the security itself.

A Fund may sell foreign currency futures contracts to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar. In addition, a Fund may sell foreign currency futures contracts when its Investment Adviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market values of the Fund's foreign securities holdings. A Fund may purchase a foreign currency futures contract to hedge against an anticipated foreign exchange rate increase pending completion of anticipated transactions. Such a purchase would serve as a temporary measure to protect the Fund against such increase. A Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may write call options on foreign currency futures contracts as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING

No price is paid upon entering into futures contracts; rather, a Fund is required to deposit (typically with its custodian in a segregated account in the name of the futures broker) an amount of cash or U.S. Government Securities generally equal to 5% or less of the contract value. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, would be made on a daily basis as the value of the futures position varies. When writing a call on a futures contract, variation margin must be deposited in accordance with applicable exchange rules. The initial margin in futures transactions is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.

Holders and writers of futures and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, a futures contract or related option with the same terms as the position held or written. Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts.

Under certain circumstances, futures exchanges may establish daily limits in the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions. In that event, it may not be possible for a Fund to close a position, and in the event of adverse price movements, it would have to make daily cash payments of variation margin. In addition:

         (1) Successful use by a Fund of futures contracts and related options will depend upon the Investment Adviser's ability to predict movements in the direction of the overall securities and currency markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to the anticipated levels at some point in the future; thus, for example, trading of stock index futures may not reflect the trading of the securities which are used to formulate an index or even actual fluctuations in the relevant index itself.

         (2) The price of futures contracts may not correlate perfectly with movement in the price of the hedged currencies due to price distortions in the futures market or otherwise. There may be several reasons unrelated to the value of the underlying currencies which causes this situation to occur. As a result, a correct forecast of general market trends may still not result in successful hedging through the use of futures contracts over the short term.

         (3) There is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

         (4) Like other options, options on futures contracts have a limited life. A Fund will not trade options on futures contracts on any exchange or board of trade unless and until, in Norwest's opinion, the market for such options has developed sufficiently that the risks in connection with options on futures transactions are not greater than the risks in connection with futures transactions.

         (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs is all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls which could be substantial in the event of adverse price movements.

         (6) A Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions.

         (7) Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. In addition, settlement of foreign currency futures contracts must occur within the country issuing that currency. Thus, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and the Fund may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

COMMODITY FUTURES CONTRACTS AND COMMODITY OPTIONS

A Fund may invest in certain financial futures contracts and options contracts in accordance with the policies described in the Prospectus and above. A Fund will only invest in futures contracts, options on futures contracts and other options contracts that are subject to the jurisdiction of the CFTC after filing a notice of eligibility and otherwise complying with the requirements of Section
4.5 of the rules of the CFTC. Under that section a Fund will not enter into any futures contract or option on a futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's net assets.

FOREIGN CURRENCY TRANSACTIONS

Investments in foreign companies will usually involve the currencies of foreign countries. In addition, a Fund may temporarily hold funds in bank deposits in foreign currencies pending the completion of certain investment programs. Accordingly, the value of the assets of a Fund, as measured in U.S. dollars, may be affected by changes in foreign currency exchange rates and exchange control regulations. In addition, the Fund may incur costs in connection with conversions between various currencies. A Fund may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or by entering into foreign currency forward contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers and involve the risk that the other party to the contract may fail to deliver currency when due, which could result in losses to the Fund. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Foreign exchange dealers realize a profit based on the difference between the price at which they buy and sell various currencies.

A Fund may enter into forward contracts under two circumstances. First, with respect to specific transactions, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, a Fund may enter into forward contracts in connection with existing portfolio positions. For example, when an Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's investment securities denominated in such foreign currency.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk of inaccurate predictions of currency price movements, which may cause the Fund to incur losses on these contracts and transaction costs. The Advisers do not intend to enter into forward contracts on a regular or continuous basis and will not do so if, as a result, a Fund will have more than 25 percent of the value of its total assets committed to such contracts or the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's investment securities or other assets denominated in that currency.

At or before the settlement of a forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract. If the Fund engages in an offsetting transaction, it will realize a gain or a loss to the extent that there has been a change in forward contract prices. Additionally, although forward contracts may tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market.

When required by applicable regulatory guidelines, a Fund will set aside cash, U.S. Government Securities or other liquid assets in a segregated account with its custodian in the prescribed amount.

EQUITY SECURITIES AND ADDITIONAL INFORMATION CONCERNING THE EQUITY FUNDS

CONTRARIAN STOCK FUND

Contrarian Stock Fund invests primarily in common stocks which may be out of favor with the investment community when purchased but for which Norwest believes there is significant potential for price appreciation. The basic premise to Norwest's "contrarian" investment approach is that security prices change more than fundamental investment values. Norwest monitors a universe of depressed issues as a starting point in making investment decisions for the Fund. It then projects the earnings of these depressed companies in normal and peak years and estimates how the market might value these earnings. Analysis of possible investments is intensive and fundamental, with emphasis on the quality of a firm's assets and its ability to earn good returns on those assets.

COMMON STOCK AND PREFERRED STOCK

Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, in general, as to the recovery of investment. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and not interest payments, which are expenses of the company. Equity securities owned by a Fund may be traded in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.

CONVERTIBLE SECURITIES

A Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Although no securities investment is without some risk, investment in convertible securities generally entails less risk than in the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by a comparison of its yield with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

EQUITY-LINKED SECURITIES

Equity-linked securities are securities that are convertible into or based upon the value of, equity securities upon certain terms and conditions. The following are three examples of equity-linked securities.

Preferred Equity Redemption Cumulative Stock ("PERCS") technically are preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer either at any time or when the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS' duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, a Fund may be compensated with a substantially higher dividend yield than that on the underlying common stock. Funds that seek current income find PERCS attractive because a PERCS provides a higher dividend income than that paid with respect to a company's common stock.

Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, the Investment Fund may be compensated with the higher yield, contingent on how well the underlying common stock does. Funds that seek current income find ELKS attractive because ELKS provide a higher dividend income than that paid with respect to a company's common stock.

Liquid Yield Option Notes ("LYONs") differ from ordinary debt securities in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, a Fund will not receive any interest payments until the notes mature, typically in 15 or 20 years, when the notes are redeemed at face, or par, value. The yield on

LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYON. Commonly, LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better, or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. A Fund will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors when it appears that they will increase in value due to the rise in value of the underlying common stock.

WARRANTS

A warrant is an option to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. The price of warrants does not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If a warrant is not exercised within the specified time period, it will become worthless and the Fund will lose the purchase price paid for the warrant and the right to purchase the underlying security. Small Cap Opportunities Fund may not invest in warrants if as a result more than 5% of its net assets would be so invested, or if more than 2% of its net assets would be so invested in warrants that are not listed on the New York or American Stock Exchanges.

HIGH YIELD/JUNK BONDS

Each of Minnesota Intermediate Tax-Free Fund, Minnesota Tax-Free Fund and Small Cap Opportunities Fund may invest in bonds rated below "Baa" by Moody's or "BBB" by S&P (commonly known as "high yield/high risk securities" or "junk bonds"). Securities rated less than "Baa" by Moody's or "BBB" by S&P are classified as non-investment grade securities and are considered speculative by those rating agencies. Junk bonds may be issued as a consequence of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. Although the growth of the high yield/high risk securities market in the 1980's had paralleled a long economic expansion, many issuers subsequently have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on:
(1) the high yield bond market; (2) the value of high yield/high risk securities; and (3) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In addition, the market for high yield/high risk securities, which is concentrated in relatively few market makers, may not be as liquid as the market for investment grade securities. Under adverse market or economic conditions, the market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

In periods of reduced market liquidity, prices of high yield/high risk securities may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for high yield/high risk securities by various dealers. Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and rely more heavily on the judgment of the Fund's investment adviser.

Prices for high yield/high risk securities also may be affected by legislative and regulatory developments. For example, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. These laws could adversely affect the Fund's net asset value and investment practices, the market for high yield/high risk securities, the financial condition of issuers of these securities and the value of outstanding high yield/high risk securities.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund's Investment Adviser may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, the Fund's Investment Adviser may be forced to sell the Fund's higher rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Portfolio to the risks of high yield/high risk securities.

ILLIQUID AND RESTRICTED SECURITIES

Each Fund may invest up to 15 percent (ten percent in the case of the Money Market Funds) of its net assets in securities that at the time of purchase are illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities"), securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and which are otherwise not readily marketable and includes, among other things, purchased over-the-counter (OTC) options and repurchase agreements not entitling the holder to repayment within seven days. The Board and, in the case of the Portfolios, the Core Trust Board, has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making day-to-day determinations of liquidity to the Investment Adviser of each Fund, pursuant to guidelines approved by the applicable board. The Investment Advisers take into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The Investment Advisers monitor the liquidity of the securities held by each Fund and report periodically on such decisions to the Board or Core Trust Board, as applicable.

In connection with a Fund's original purchase of restricted securities, it may negotiate rights with the issuer to have such securities registered for sale at a later time. Further, the expenses of registration of restricted securities that are illiquid may also be negotiated by the Fund with the issuer at the time such securities are purchased by a Fund. When registration is required, however, a considerable period may elapse between a decision to sell the securities and the time the Fund would be permitted to sell such securities. A similar delay might be experienced in attempting to sell such securities pursuant to an exemption from registration. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.

Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might also have to register restricted securities in order to dispose of them, resulting in expense and delay. A Fund might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time.

A institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act under guidelines adopted by the Board or the Core Trust Board, the Investment Advisers may determine that such securities are not illiquid securities. These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund's holdings of that security may be illiquid.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its portfolio securities subject to the restrictions stated in its Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit, U.S. Government securities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any finders' or administrative fees the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower as long as it realizes at least a minimum amount of interest required by the lending guidelines established by the Trust's Board of Trustees. The Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or an Adviser. The terms of the Portfolio's loans must meet certain tests under the Internal Revenue Code and permit the Portfolio to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

BORROWING AND TRANSACTIONS INVOLVING LEVERAGE

Each Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3 percent of the Fund's total assets. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Except as otherwise noted, no Fund may purchase securities for investment while any borrowing equaling five percent or more of the Fund's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding five percent of the value of the Fund's total assets. A Fund's use of borrowed proceeds to make investments would subject the Fund to the risks of leveraging. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

OTHER TECHNIQUES INVOLVING LEVERAGE

Utilization of leveraging involves special risks and may involve speculative investment techniques. Certain Funds may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when issued or forward commitment basis. In addition, certain Funds may engage in dollar roll transactions. Each of these transactions involve the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. The Funds use these investment techniques only when Norwest believes that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.

Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the investment the Fund has invested. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions).

The risks of leverage include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by the Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

SEGREGATED ACCOUNT

In order to limit the risks involved in various transactions involving leverage, the Trust's custodian will set aside and maintain in a segregated account cash and other liquid securities in accordance with SEC guidelines. The account value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions. The Fund's commitments may include: (1) the Fund's obligations to repurchase securities under a reverse repurchase agreement, settle when-issued and forward commitment transactions and make payments under a cap or floor (see "Swap Agreements"); and (2) the greater of the market value of securities sold short or the value of the securities at the time of the short sale (reduced by any margin deposit). The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount at least equal to the accrued excess will be maintained in the segregated account. If the Fund enters into an interest rate swap on other than a net basis, the Fund will maintain the full amount accrued on a daily basis of the Fund's obligations with respect to the swap in their segregated account.

MARGIN AND SHORT SALES

Certain Funds may enter into short sales as described in the prospectus of that Fund. The Funds may make short sales of securities against the box. A short sale is "against the box" to the extent that while the short position is open, the Fund must own an equal amount of the securities sold short, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may in certain cases be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out. Under recently enacted legislation, if a Portfolio has unrealized gain with respect to a long position and enters into a short sale against-the-box, the Portfolio generally will be deemed to have sold the long position for tax purposes and thus will recognize gain. Prohibitions on entering short sales other than against the box does not restrict a Fund's ability to use short-term credits necessary for the clearance of portfolio transactions and to make margin deposits in connection with permitted transactions in options and futures contracts.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. Counterparties to a Money Market Fund's reverse repurchase agreements must be a primary dealer that reports to the Federal Reserve Bank of New York ("primary dealers") or one of the largest 100 commercial banks in the United States.

Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Certain Funds may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by a Fund with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time it enters into the transaction. In those cases, the purchase price and the interest rate payable on the securities are fixed on the transaction date and delivery and payment may take place a month or more after the date of the transaction. When a Fund enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of the security, although delivery and payment occur at a later date. To facilitate such acquisitions, the Fund will maintain with its custodian a separate account with portfolio securities in an amount at least equal to such commitments.

At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. The value of the fixed income securities to be delivered in the future will fluctuate as interest rates and the credit of the underlying issuer vary. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the securities held in the separate account or from other available sources of cash. A Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than purchase the security. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, realize a gain or loss due to market fluctuation.

To the extent a Fund engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring securities consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage or to speculate in interest rate changes. A Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to dispose of the right to acquire these securities before the settlement date if deemed advisable.

The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. If an Investment Adviser were to forecast incorrectly the direction of interest rate movements, however, a Fund might be required to complete when-issued or forward transactions at prices inferior to the current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, a Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for a Fund to "roll over" its purchase commitment, the Fund may receive a negotiated fee. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. Any significant commitment of a Fund's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. For purposes of the Funds' investment policies, the purchase of securities with a settlement date occurring on a Public Securities Association approved settlement date is considered a normal delivery and not a when-issued or forward commitment purchase.

REPURCHASE AGREEMENTS

The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. Small Cap Opportunities Fund may invest only in repurchase agreements maturing in seven days or less. In a typical repurchase agreement, the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the repurchase price (including accrued interest). In the event of default by the seller under the repurchase agreement, the Portfolio may have difficulties in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. To evaluate potential risks, the Adviser reviews the credit-worthiness of those banks and dealers with which the Portfolio enters into repurchase agreements.

Counterparties to a Money Market Fund's repurchase agreements must be a primary dealer that reports to the Federal Reserve Bank of New York ("primary dealers") or one of the largest 100 commercial banks in the United States.

Securities subject to repurchase agreements will be held by the Fund's custodian or another qualified custodian or in the Federal Reserve book-entry system. Repurchase agreements are considered to be loans by a Fund for certain purposes under the 1940 Act.

TEMPORARY DEFENSIVE POSITION

When a Fund other than a Money Market Fund, in accordance with the policies described in its Prospectus, assumes a temporary defensive position, it may invest in: (1) short-term U.S. Government Securities; (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have, at the time of investment, except in the case of International Fund total assets in excess of one billion dollars and that are insured by the Federal Deposit Insurance Corporation; (3) commercial paper of prime quality rated Prime-2 or higher by Moody's or A-2 or higher by S&P or, if not rated, determined by the investment adviser to be of comparable quality; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) money market mutual funds.

II.      INFORMATION CONCERNING COLORADO AND MINNESOTA

Following is a brief summary of some of the factors that may affect the financial condition of the State of Colorado and the State of Minnesota and their respective political subdivisions. It is not a complete or comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by Colorado Tax Free Fund, Minnesota Intermediate Tax-Free Fund and Minnesota Tax-Free Fund or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in each state could have an adverse impact on the financial condition of a State and its political subdivisions, including the issuers of obligations held by a Fund. It is not possible to predict whether and to what extent those factors may affect the financial condition of a State and its political subdivisions, including the issuers of obligations held by a Fund.

The following summary is based on publicly available information that has not been independently verified by the Trust or its legal counsel.

COLORADO

THE COLORADO STATE ECONOMY

Among the most significant sectors of the State's economy are services, trade, manufacture of durable and non-durable goods and tourism. Between late 1984 and mid-1987, the State's economy was adversely affected by numerous factors, including the contraction of the energy sector, layoffs by advanced technology firms and an excess supply of both residential and nonresidential buildings causing employment in the construction sector to decline. As a result of these conditions, certain areas of the State experienced particularly high unemployment. Furthermore, in 1986, for the first time in 32 years, job generation in the State was negative and, in 1986, for the first time in 21 years, the State experienced negative migration, with more people leaving the State than moving in.

From 1987 through 1996, there has been moderate but steady improvement in the Colorado economy: per-capita income increased approximately 54.9% (4.5% in 1996) and retail trade sales increased approximately 81.9% (6.9% in 1996). The State's estimated growth rate is above the national growth rate and the State's unemployment rate is still below the national unemployment rate (in 1996 the State's unemployment rate was 4.2% and the United State's unemployment rate was 5.4%).

The State of Colorado's political subdivisions include approximately 1,600 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, irrigation, and other special districts and special improvement districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness.

STATE REVENUES

The State operates on a fiscal year beginning July 1 and ending June 30. Fiscal year 1996 refers to the fiscal year ended June 30, 1996.

The State derives all of its General Fund revenues from taxes. The two most important sources of these revenues are sales and use taxes and personal income taxes, which accounted for approximately 31.5% and 53.2%, respectively, of total General Fund revenues during fiscal year 1995 and approximately 31.0% and 54.3%, respectively, of total General Fund revenues during fiscal year 1996. The ending General Fund balance for fiscal year 1995 was $488.5 million and for fiscal year 1996 was approximately $368.5 million.

The Colorado Constitution contains strict limitations on the ability of the State to create debt except under certain very limited circumstances. However, the constitutional provision has been interpreted not to limit the ability of the State to issue certain obligations which do not constitute debt, including short-term obligations which do not extend beyond the fiscal year in which they are incurred and lease purchase obligations which are subject to annual appropriation. The State is authorized pursuant to State statutes to issue short-term notices to alleviate temporary cash flow shortfalls. The most recent issue of such notes, issued on July 1, 1997, was given the highest rating available for short-term obligations by S&P (SP-1+) and Fitch Investors Service, L.P. (F-1+) (A rating on such notes was not requested from, and consequently no rating was given by, Moody's). Because of the short-term nature of such notes, their ratings should not be considered necessarily indicative of the State's general financial condition.

TAX AND SPENDING LIMITATION AMENDMENT

On November 3, 1992, the Colorado voters approved a State constitutional amendment (the "Amendment") that restricts the ability of the State and local governments to increase taxes, revenues, debt and spending. The Amendment provides that its provisions supersede conflicting State constitutional, State statutory, charter or other State or local provisions.

The provisions of the Amendment apply to "districts," which are defined in the Amendment as the State or any local government, with certain exclusions. Under the terms of the Amendment, districts must have prior voter approval to impose any new tax, tax rate increase, mill levy increase, valuation for assessment ratio increase and extension of an expiring tax. Such prior voter approval is also required, except in certain limited circumstances, for the creation of "any multiple-fiscal year direct or indirect district debt or other financial obligation." The Amendment prescribes the timing and procedures for any elections required by the Amendment.

Because the Amendment's voter approval requirements apply to any "multiple fiscal year" debt or financial obligation, short-term obligations which do not extend beyond the fiscal year in which they are incurred are exempt from the voter approval requirements of the Amendment. In addition, the Colorado Court of Appeals has determined that lease purchase obligations subject to annual appropriation are not subject to the voter approval requirements of the Amendment. The Amendment's voter approval requirements and other limitations (discussed in the following paragraph) do not apply to "enterprises," which are defined in the Amendment as follows: "a government-owned business authorized to issue its own revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined."

Among other provisions, the Amendment requires the establishment of emergency reserves, limits increases in district revenues and limits increases in district fiscal year spending. As a general matter, annual State fiscal year spending may change not more than inflation plus the percentage change in State population in the prior calendar year. Annual local district fiscal year spending may change no more than inflation in the prior calendar year plus annual local growth, as defined in and subject to the adjustments provided in the Amendment. The Amendment provides that annual district property tax revenues may change no more than inflation in the prior calendar year plus annual local growth, as defined in and subject to the adjustments provided in the Amendment. District revenues in excess of the limits prescribed by the Amendment are required, absent voter approval, to be refunded by any reasonable method, including temporary tax credits or rate reductions. The State anticipates that revenues in excess of the limits applicable for the 1996 fiscal year will be refunded to certain taxpayers in the State in accordance with the Amendment. In addition, the Amendment prohibits new or increased real property transfer taxes, new State real property taxes and new local district income taxes. The Amendment also provides that a local district may reduce or end its subsidy to any program (other than public education through grade 12 or as required by federal law) delegated to it by the State General Assembly for administration.

This description is not intended to constitute a complete description of all of the provisions of the Amendment. Furthermore, many provisions of the Amendment and their application are unclear. Several statutes have been enacted since the passage of the Amendment attempting to clarify the application of the Amendment with respect to certain governmental entities and activities and numerous court decisions have been rendered interpreting certain of the Amendment's provisions. However, many provisions of the Amendment may require further legislative or judicial clarification. The future impact of the Amendment on the financial operations and obligations of the State and local governments in the State cannot be determined at this time. Attempts to apply the provisions of the Amendment to obligations issued prior to the approval of the Amendment may be challenged as violation of protections afforded by the federal constitution against impairment of contracts.

MINNESOTA

The following information has been derived from the 1997 edition of HISTORICAL ECONOMIC STATISTICS and the ECONOMIC REPORT TO THE GOVERNOR for 1993 and 1994, both prepared by the Economic Resource Group, and COMPARE MINNESOTA: AN ECONOMIC AND STATISTICAL FACT BOOK 1996/1997 by the Minnesota Department of Trade and Economic Development. In a number of instances, the information in these sources is current through 1994.

THE STRUCTURE OF THE MINNESOTA STATE'S ECONOMY

Diversity   and  a   significant   natural   resource  base  are  two  important
characteristics of the State's economy.

When viewed in 1994 on an aggregate level, the structure of the State's economy parallels the structure of the United States economy as a whole. State employment in 10 major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total State employment was within 2.5 percentage points of national employment share.

Some unique characteristics of the State's economy are apparent in employment concentrations in many major industries. The State's high technology industries accounted for more than 7% of all employment in the State of 1994, and the State's concentration of high technology employment is 50% higher than the United States average. This emphasis is partly explained by the location in the State of Honeywell, IBM, 3M Company, Unisys and Seagate Technology.

The importance of the State's resource base for overall employment is apparent in the employment mix in non-durable goods industries. The State's concentration of employment in 1994 was 50% higher than the United States average in the food and kindred products industry and almost 50% higher in the forest and forestry products industry. Both of these rely heavily on renewable resources in the State. Over half of the State's acreage is devoted to agricultural purposes, and nearly one-third to forestry.

The printing and publishing industry and medical products manufacturing industry are also relatively more important in the State than in the United States. From 1985 to 1994, employment in the State's printing and publishing industry grew 28.2%, compared to the United States growth rate of 7.8% over the same period. Printing and publishing companies provided 2.9% of all of the State's private industry jobs in 1994. In the medical products manufacturing industry, the State's concentration of employment in 1994 was the second highest in the nation and twice the United States average.

Mining is currently a less significant factor in the State economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped from 17.3 thousand in 1979 to 7.4 thousand in 1994. It is not expected that mining employment will return to 1979 levels. However, Minnesota retains significant quantities of taconite as well as copper, nickel, cobalt, and peat which may be utilized in the future.

EMPLOYMENT GROWTH IN THE STATE

In the period 1985 to 1994, employment in non-farm industries increased 24.1%, compared to an increase of 16.9% in the United States. Manufacturing has been a strong sector, with Minnesota employment outperforming its United States counterpart in the period from 1985 to 1994 with an increase of 10.5% compared to a decrease of 4.9% in the United States in the same period. Over 40% of the total increase in Minnesota non-farm employment between the years 1985-1994 resulted from a 45.5% increase in employees in the services industry during this period. Mining was the only industry where employment decreased between 1985-1994 in both Minnesota and the United States, dropping by 9.4% in Minnesota and 34.8% in the United States.

PERFORMANCE OF THE STATE'S ECONOMY

Since 1980, State per capita personal income has been within three percentage points of national per capita personal income. The State's per capita income, which is computed by dividing personal income by total resident population, has generally remained above the national average in spite of the early 1980's recessions and some difficult years in agriculture. In 1994, Minnesota per capita personal income was 102.6% of its U.S. counterpart.

In the level of personal income per capita, Minnesota ranked second among twelve north central states in both 1992 and 1994. During the period 1985 to 1994, Minnesota ranked second among such states in annual average growth of personal income and fifth during the period 1993 to 1994. Minnesota ranked twentieth nationally and third among the twelve north central states with a per capita disposable income of $18,792 in 1994. During 1990-1992, wage and salary disbursements which constitute some 60% of total personal income grew 12.3% in Minnesota as compared to 8.3% for the United States. Personal income in Minnesota grew more rapidly than seven other north central states' averages during 1993-1994, and faster than the United States average. From 1985 to 1994, Minnesota non-agricultural employment grew 24.1% while such employment in the
United   States   grew   16.9%.

During the 1990-1993 period, Minnesota non-agricultural employment increased 5.1%, while regional employment increased 1.3%.

The annual employment rate in Minnesota was below that of the United States and of the twelve north central states for every year during the ten-year period of 1985 to 1994. In 1994, the State's unemployment rate was 3.9% compared to the United States average of 6.1% and the twelve north central state's average of 5.1%.

POPULATION TRENDS IN THE STATE

Minnesota resident population grew from 4,074,000 in 1980 to 4,565,000 in 1994, for a growth rate of 12.1%. The United States growth rate between 1980 and 1994 was 15.1% and the overall growth rate for the twelve north central states was 4.4%. Minnesota population is currently forecast to grow 12.3% between 1994 and 2010.

III.     INVESTMENT LIMITATIONS

For purposes of all fundamental and  nonfundamental  investment  policies of the
Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

The Fund has adopted the investment policies listed in this section which are nonfundamental policies unless otherwise noted. Except for its investment objective, which is fundamental, the Fund has not adopted any fundamental policies except as required by the 1940 Act.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy cannot be changed without the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the Fund or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented.

FUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations which are fundamental policies of the Fund. Reference to any Fund that invests in one or more Core Portfolios includes reference to the Core Portfolio(s) in which that Fund invests, which has the same fundamental policies as the Fund.

(1)  DIVERSIFICATION

          EACH FUND (other than Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund and Minnesota Tax-Free Fund) may not, with respect to 75% of its assets, purchase a security (other than a U.S. Government Security or a security of an investment company) if, as a result: (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer

(2)  CONCENTRATION

          (a) CASH INVESTMENT FUND and READY CASH INVESTMENT FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided: (1) there is no limit on investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities or in foreign government securities; (2) municipal securities are not treated as involving a single industry; (3) there is no limit on investment in issuers domiciled in a single country; (4) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (5) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone); and provided the Fund will invest more than 25% of the value of the Fund's total assets in obligations of domestic and foreign financial institutions and their holding companies. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

          (b) TREASURY FUND, U.S. GOVERNMENT FUND and MUNICIPAL MONEY MARKET FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided: (1) there is no limit on investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in foreign government securities, or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (2) municipal securities are not treated as involving a single industry; (3) there is no limit on investment in issuers domiciled in a single country; (4) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (5) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to
          Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

          (c) INCOME FUND, LIMITED TERM TAX-FREE FUND, TAX-FREE INCOME FUND, COLORADO TAX-FREE FUND, MINNESOTA INTERMEDIATE TAX-FREE FUND, MINNESOTA TAX-FREE FUND and VALUGROWTH STOCK FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided: (1) there is no limit on investments in repurchase agreements covering U.S. Government Securities; (2) municipal securities are not treated as involving a single industry; (3) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (4) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

          (d) TOTAL RETURN BOND FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided: (1) there is no limit on investments in U.S. Government Securities, or in repurchase agreements covering U.S. Government Securities; (2) mortgage-related or housing-related securities (including mortgage-related or housing-related U.S. Government Securities) and municipal securities are not treated as involving a single industry; (3) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (4) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940

          Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

          (e) SMALL COMPANY STOCK FUND and CONTRARIAN STOCK FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided: (1) there is no limit on investments in U.S. Government Securities, or in repurchase agreements covering U.S. Government Securities, municipal securities are not treated as involving a single industry; (2) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (3) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to
          Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

          (f) DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided, however, that there is no limit on investments in U.S. Government Securities. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

          (g) STABLE INCOME FUND, LIMITED TERM GOVERNMENT INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND, DIVERSIFIED BOND FUND, STRATEGIC INCOME FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, AGGRESSIVE BALANCED FUND, INCOME EQUITY FUND, INDEX FUND, DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, LARGE COMPANY GROWTH FUND, and SMALL COMPANY GROWTH FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided, however, that there is no limit on investments in U.S. Government Securities, repurchase agreements covering U.S. Government Securities, foreign government securities, mortgage-related or housing-related securities, municipal securities and issuers domiciled in a single country; that financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and that utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

          (h) INTERNATIONAL FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided: (1) there is no limit on investments in U.S. Government Securities, or in repurchase agreements covering U.S. Government Securities; (2) there is no limit on investment in issuers domiciled in a single country; (3) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (4) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

(3)  BORROWING

          (a) Each MONEY MARKET FUND, INCOME FUND, TOTAL RETURN BOND FUND, each TAX-FREE INCOME FUND, VALUGROWTH STOCK FUND, SMALL COMPANY STOCK FUND, CONTRARIAN STOCK FUND, DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND may borrow money from banks or by entering into reverse repurchase agreements, but the Fund will limit borrowings to amounts not in excess of 33 1/3% of the value of the Fund's total assets (computed immediately after the borrowing).


          (b) STABLE INCOME FUND, [LIMITED TERM GOVERNMENT INCOME FUND], INTERMEDIATE GOVERNMENT INCOME FUND, DIVERSIFIED BOND FUND, STRATEGIC INCOME FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, AGGRESSIVE BALANCED-EQUITY FUND, INDEX FUND, INCOME EQUITY FUND, DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, LARGE COMPANY GROWTH FUND, SMALL COMPANY GROWTH FUND and INTERNATIONAL FUND may borrow money for temporary or emergency purposes, including the meeting of redemption requests, but not in excess of 33 1/3% of the value of the Fund's total assets (as computed immediately after the borrowing).

(4)  ISSUANCE OF SENIOR SECURITIES

         NO FUND may issue senior securities except to the extent permitted by the 1940 Act.

(5)  UNDERWRITING ACTIVITIES

          NO FUND may underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

(6)  MAKING LOANS

          NO FUND may make loans, except a Fund may enter into repurchase agreements, purchase debt securities that are otherwise permitted investments and lend portfolio securities.

(7)  PURCHASES AND SALES OF REAL ESTATE

          EACH FUND (other than [DIVERSIFIED SMALL CAP FUND], and SMALL CAP OPPORTUNITIES FUND) may not purchase or sell real estate or any interest therein [OR REAL ESTATE LIMITED PARTNERSHIP INTERESTS], except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

          DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND may not purchase or sell real estate or any interest therein, except that it may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

(8)  PURCHASES AND SALES OF COMMODITIES

          EACH FIXED INCOME FUND, EQUITY FUND (other than DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND) and BALANCED FUND may not purchase or sell physical commodities or contracts, options or options on contracts to purchase or sell physical commodities; provided that currency and currency-related contracts and contracts on indices will not be deemed to be physical commodities.

          DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND may not purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures and forward currency contracts and other financial contracts or derivative instruments.

NONFUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations which are not fundamental policies of the Fund. Reference to a Fund includes reference to its corresponding Portfolio, if applicable, which has the same fundamental policies as the Fund. The policies of a Fund may be changed by the Board, or in the case of its corresponding Portfolio, the Core Trust Board.

(1)  DIVERSIFICATION

          (a) To the extent required to qualify as a regulated investment company, and with respect to 50% of its assets, MUNICIPAL MONEY MARKET FUND may not purchase a security other than a U.S. Government Security, if as a result, more than 5% of the Fund' s total assets would be invested in the section as a single issuer or the Fund would own more than 10% of the outstanding rated securities of any single issuer.

          (b) With respect to each of COLORADO TAX-FREE FUND, MINNESOTA INTERMEDIATE TAX-FREE FUND and MINNESOTA TAX-FREE FUND, the Fund is "non-diversified" as that term is defined in the 1940 Act.

          (c) With respect to each of COLORADO TAX-FREE FUND, MINNESOTA INTERMEDIATE TAX-FREE FUND and MINNESOTA TAX-FREE FUND, to the extent required to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, the Fund may not purchase a security (other than a U.S. Government security or a security of an investment company) if, as a result: (1) with respect to 50% of its assets, more than 5% of the Fund's total assets would be invested in the securities of any single issuer; (2) with respect to 50% of its assets, the Fund would own more than 10% of the outstanding securities of any single issuer; or (3) more than 25% of the Fund's total assets would be invested in the securities of any single issuer.

(2)  BORROWING

          EACH FUND'S  (other than  INTERMEDIATE  GOVERNMENT  INCOME  FUND'S and
          DIVERSIFIED BOND FUND'S) borrowings for other than temporary or emergency purposes or meeting redemption requests may not exceed an amount equal to 5% of the value of the Fund's net assets. When STABLE INCOME FUND, LIMITED TERM GOVERNMENT INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND, DIVERSIFIED BOND FUND, STRATEGIC INCOME FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, AGGRESSIVE BALANCED-EQUITY FUND, INCOME EQUITY FUND, INDEX FUND, DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, LARGE COMPANY GROWTH FUND, SMALL COMPANY GROWTH FUND and INTERNATIONAL FUND establish a segregated account to limit the amount of leveraging with respect to certain investment techniques, they do not treat those techniques as involving borrowings for purposes of this or other borrowing limitations.

(3)  ILLIQUID SECURITIES

          (a) EACH MONEY MARKET FUND may not acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are not readily marketable by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act, as amended ("Restricted Securities").

          (b) EACH FIXED INCOME FUND, EQUITY FUND and BALANCED FUND may not acquire securities or invest in repurchase agreements with respect to any securities if, as result, more than 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are not readily marketable by virtue of restrictions on the sale of such securities to the public without registration under txe 1933 Act, as amended ("Restricted Securities").

(4)  OTHER INVESTMENT COMPANIES

          EACH FUND may not invest in securities of another investment company, except to the extent permitted by the 1940 Act.

(5)  MARGIN AND SHORT SALES

          EACH FUND (other than LIMITED TERM GOVERNMENT INCOME FUND and INTERMEDIATE GOVERNMENT INCOME FUND) may not purchase securities on margin, or make short sales of securities (except short sales against the box), except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities. EACH FUND may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts. NO FUND (other than [DIVERSIFIED SMALL CAP FUND] and SMALL CAP OPPORTUNITIES
          Fund) may enter short sales if, as a result, more that 25% of the value of the Fund's total assets would be so invested, or such a position would represent more than 2% of the outstanding voting securities of any single issuer or class of an issuer.

(6)  UNSEASONED ISSUERS

          NO  FUND  (other  than  DIVERSIFIED  SMALL  CAP  FUND  and  SMALL  CAP
          OPPORTUNITIES FUND) may invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors, unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest, if, as a result, more than 5% of the value of the Fund's total assets would be so invested; provided, that each Fund may invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

(7)  PLEDGING

          NO FUND may pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or to secure other permitted transactions.

(9)  SECURITIES WITH VOTING RIGHTS

          NO MONEY MARKET FUND or FIXED INCOME FUND may purchase securities having voting rights except securities of other investment companies; provided that the Funds may hold securities with voting rights obtained through a conversion or other corporate transaction of the issuer of the securities, whether or not the Fund was permitted to exercise any rights with respect to the conversion or other transaction.

(10) LENDING OF PORTFOLIO SECURITIES

          NO FUND (other than [DIVERSIFIED SMALL CAP FUND] and SMALL CAP OPPORTUNITIES FUND) may lend portfolio securities if the total value of all loaned securities would exceed 33 1/3% of the Fund's total assets.

          [DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND may not lend portfolio securities if the total value of all loaned securities would exceed 25% of its total assets.

(11) REAL ESTATE LIMITED PARTNERSHIPS

          NO FUND may invest in real estate limited partnerships.

(12) OPTIONS AND FUTURES CONTRACTS

          (a) NO MONEY MARKET FUND may invest in options, futures contracts or options on futures contracts.

          (b) NO FIXED INCOME FUND, EQUITY FUND (other than [DIVERSIFIED SMALL CAP FUND] and SMALL CAP OPPORTUNITIES FUND) or BALANCED FUND may purchase an option if, as a result, more that 5% of the value of the Fund's total assets would be so invested.

(13) WARRANTS

          NO FUND may invest in warrants if: (1) more than 5% of the value of the Fund's net assets would will be invested in warrants (valued at the lower of cost or market) or (2) more than 2% of the value of the Fund's net assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange; provided, that warrants acquired by a Fund attached to securities are deemed to have no value.

(14) TREASURY FUND INVESTMENT LIMITATIONS

          TREASURY FUND may not enter into repurchase agreements or purchase any security other than those that are issued or guaranteed by the U.S. Treasury, including separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury.

(15) PURCHASES AND SALES OF COMMODITIES

          NO MONEY MARKET FUND may purchase or sell physical commodities or contracts, options or options on contracts to purchase or sell physical commodities, provided that currencies and currency-related contracts and contracts on indices are not be deemed to be physical commodities.

(16) VALUGROWTH STOCK FUND INVESTMENT LIMITATIONS

          VALUGROWTH STOCK FUND may not enter into commitments under when-issued and forward commitment obligations in an amount greater than 15% of the value of the Fund's total assets.

IV.  PERFORMANCE AND ADVERTISING DATA

Quotations of performance may from time to time be used in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective investors. All performance information supplied by the Funds is historical and is not intended to indicate future returns. Each Fund's yield and total return fluctuate in response to market conditions and other factors. The value of a Fund's shares when redeemed may be more or less than their original cost. There can be no assurance that the Money Market Funds will be able to maintain a stable net asset value of $1.00. For purposes of advertising performance, and in accordance with SEC interpretations, Small Cap Opportunities Fund may refer to the performance of the Core Portfolio in which it invests (Schroder U.S. Smaller Companies Portfolio). That Portfolio in turn has adopted the performance of Schroder U.S. Smaller Companies Fund, a series of Schroder Capital Funds (Delaware), which has an identical investment objective to the Fund and the Portfolio. Like the Fund, the Schroder U.S. Smaller Companies Fund also invests all of its investable assets in the Portfolio.

For a listing of certain performance data as of May 31, 1997 (see Appendix C -- Performance Data).

In performance advertising, the Funds may compare any of their performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Funds may also compare any of their performance information with the performance of recognized stock, bond and other indexes, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, Shearson Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, Russell 2000 Index, Morgan Stanley - Europe, Australian and Far East Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Government/Corporate Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds may refer to general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). In addition, the Funds may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Funds' and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

SEC YIELD CALCULATIONS

Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that each Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Norwest, Processing Organizations and others may charge their customers, various retirement plans or other shareholders that invest in a Fund fees in connection with an investment in a Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yields of a Fund are not fixed or guaranteed, and an investment in a Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of a Fund with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.

MONEY MARKET FUNDS

Yield quotations for the Money Market Funds will include an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven-calendar-day period and are calculated by dividing the net change during the seven-day period in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period, and multiplying the quotient by 365/7. For this purpose, the net change in account value reflects the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective annualized yield quotation used by a Money Market Fund is calculated by compounding the current yield quotation for such period by adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. The standardized tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal a Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by one minus the stated Federal or combined Federal and state tax rate. If a portion of a Fund's yield is tax-exempt, only that portion is adjusted in the calculation.

FIXED INCOME AND EQUITY FUNDS

Standardized yields for the Funds used in advertising are computed by dividing a Fund's interest income (in accordance with specific standardized rules) for a given 30 days or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate. In general, interest income is reduced with respect to municipal securities purchased at a premium over their par value by subtracting a portion of the premium from income on a daily basis. In general, interest income is increased with respect to municipal securities purchased at original issue at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from these calculations.

The standardized tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal a Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by one minus the stated Federal or combined Federal and state tax rate. If a portion of a Fund's yield is tax-exempt, only that portion is adjusted in the calculation.

Income calculated for the purpose of determining each Fund's standardized yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

TOTAL RETURN CALCULATIONS

Standardized total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, any change in the Fund's net asset value per share over the period and maximum sales charge, if any, applicable to purchases of the Fund's shares. Average annual total returns are calculated, through the use of a formula prescribed by the SEC, by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. The average annual total return is computed separately for each class of shares of a Fund. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Funds.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over such periods according to the following formula:

         P(1+T)n = ERV

         Where:
                  P =  a  hypothetical  initial  payment  of  $1,000
                  T =  average  annual total return
                  n =  number of years
                  ERV = ending  redeemable  value:  ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period

In addition to average annual returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. Period total return is calculated according to the following formula:

         PT = (ERV/P-1)

         Where:
                  PT = period total return
                  The other definitions are the same as in average annual total return above

MULTICLASS, COLLECTIVE INVESTMENT AND COMMON TRUST FUND AND MASTER-FEEDER PERFORMANCE

MULTICLASS PERFORMANCE

When a Fund has more than one class of shares, performance calculations for the classes of shares that are created after the initial class may be stated so as to include the performance of the initial class or classes of the Fund. Generally, performance of the initial class is not restated to reflect the expenses or expense ratio of the subsequent class. For instance, if A Shares of a Fund are created after I Shares have been in existence, the inception of performance for the A Shares will be deemed to be the inception date of the I Shares and the performance of the I Shares (based on the I Shares actual expenses) from the inception of I Shares to the inception of A Shares will be deemed to be the performance of A Shares for that period. For standardized total return calculations, the current maximum initial sales load on A Shares would be used in determining the total return of A Shares as if assessed at the inception of I Shares. Generally, the performance of B Shares will be calculated only from the inception date of B Shares, regardless of the existence of prior share classes in the same Fund.

COLLECTIVE INVESTMENT FUND PERFORMANCE

Prior to November 11, 1994, Norwest Bank Minnesota, N.A. managed several collective investment funds with investment objectives and investment policies that were in all material respects equivalent to certain of the Funds. Therefore, the performance for those applicable Funds includes the performance of their predecessor collective investment funds for periods before those funds became mutual funds on November 11, 1994. The collective investment fund performance was adjusted by netting those Funds' 1994 estimate of their expense ratios for the first year of operations as a mutual fund, including any applicable sales load. The collective investment funds were not registered under the 1940 Act nor subject to certain limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance result. Prior performance is not indicative of a Fund's future performance. The performance of International Fund reflects the historical performance of Schroder International Equity Fund (managed by Schroder Capital Management International Inc.) in which the collective investment fund invested. Performance of International Fund has been adjusted to reflect fees and expenses of the Schroder International Equity Fund.

OTHER ADVERTISEMENT MATTERS

The Funds may advertise other forms of performance. For example, the Funds may quote unaveraged or cumulative total returns reflecting the change in the value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted with or without taking into consideration a Fund's front-end sales charge or contingent deferred sales charge; excluding sales charges from a total return calculation produces a higher return figure. Any performance information may be presented numerically or in a table, graph or similar illustration.

The Funds may also include various information in their advertisements including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quartile or daily);
(4) information relating to inflation and its effects on the dollar; for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively; (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging; (6) descriptions of the Funds' portfolio managers and the portfolio management staff of the Investment Advisers or summaries of the views of the portfolio managers with respect to the financial markets; (7) the results of a hypothetical investment in a Fund over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of earning Federally and, if applicable, state tax-exempt income from a Fund or investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; and (9) the net asset value, net assets or number of shareholders of a Fund as of one or more dates.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,118 at the end of the second year (an increase in $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of any Fund's performance.

The Funds may advertise information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging. In a dollar cost averaging program, an investor invests a fixed dollar amount in a Fund at period intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in a Fund the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:

                                       SYSTEMATIC                    SHARE                    SHARES
               PERIOD                  INVESTMENT                    PRICE                   PURCHASED
               ------                  ----------                    -----                   ---------
                  1                       $100                        $10                      10.00
                  2                       $100                        $12                      8.33
                  3                       $100                        $15                      6.67
                  4                       $100                        $20                      5.00
                  5                       $100                        $18                      5.56
                  6                       $100                        $16                      6.25
                                          ----                        ---                      ----
                            Total Invested $600      Average Price $15.17        Total Shares 41.81

With respect to the Funds that invest in municipal securities and distribute Federally tax-exempt (and in certain cases state tax exempt) dividends, the Funds may advertise the benefits of and other effects of investing in municipal securities. For instance, the Funds' advertisements may note that municipal bonds have historically offered higher after tax yields than comparable taxable alternatives for those persons in the higher tax brackets, that municipal bond yields may tend to outpace inflation and that changes in tax law have eliminated many of the tax advantages of other investments. The combined Federal and state income tax rates for a particular state may also be described and advertisements may indicate equivalent taxable and tax-free yields at various approximate combined marginal Federal and state tax bracket rates. All yields so advertised are for illustration only are not necessarily representative of a Fund's yield.

In connection with its advertisements each Fund may provide "shareholders letters" which serve to provide shareholders or investors an introduction into the Fund's, the Trust's or any of the Trust's service provider's policies or business practices. For instance, advertisements may provide for a message from Norwest or its parent corporation that Norwest has for more than 60 years been committed to quality products and outstanding service to assist its customers in meeting their financial goals and setting forth the reasons that Norwest believes that it has been successful as a national financial service firm.

CORE-GATEWAY PERFORMANCE

When a Fund such as International Fund (a "Gateway fund") invests all of its investable assets in another investment company such as International Portfolio (a "Core fund"), special performance calculation rules apply. For instance, if a Gateway fund invests in a Core fund that has a performance history prior to the investment by the Gateway fund, the Gateway fund will assume the performance history of the Core fund. That history will not be restated to reflect the internal expense ratio of the Gateway fund. However, a Core fund's performance will be restated to reflect any sales charges that are applicable to the Gateway fund's shares.

V.       MANAGEMENT

Those officers, as well as certain other officers and Trustees of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) Forum, its affiliates or certain non-banking affiliates of Norwest.

TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and officers of the Trust and their principal occupations during the past five years and age as of May 31, 1997 are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.

JOHN Y. KEFFER, Chairman and President,* Age 54.

          President  and Owner,  Forum  Financial  Services,  Inc. (a registered broker-dealer), Forum Administrative Services, Limited Liability Company (a mutual fund administrator), Forum Financial Corp. (a registered transfer agent), and other companies within the Forum Financial Group of companies. Mr. Keffer is a Director, Trustee and/or officer of various registered investment companies for which Forum Financial Services, Inc. or its affiliates serves as manager, administrator or distributor. His address is Two Portland Square, Portland, Maine 04101.

ROBERT C. BROWN, Trustee,* Age 65.

          Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation since February 1993.
          Prior thereto, he was Manager of Capital Markets Group, Norwest Corporation (a multi-bank holding company and parent of Norwest), until 1991. His address is 1431 Landings Place, Sarasota, Florida 34231.

DONALD H. BURKHARDT, Trustee, Age 70.

          Principal of The Burkhardt Law Firm. His address is 777 South Steele Street, Denver, Colorado 80209.

JAMES C. HARRIS, Trustee, Age 76.

          President and sole Director of James C. Harris & Co., Inc. (a financial consulting firm). Mr. Harris is also a liquidating trustee and former Director of First Midwest Corporation (a small business investment company). His address is 6950 France Avenue South, Minneapolis, Minnesota 55435.

RICHARD M. LEACH, Trustee, Age 63.

          President of Richard M. Leach Associates (a financial consulting firm) since 1992. Prior thereto, Mr. Leach was Senior Adviser of Taylor
          Investments (a registered investment adviser), a Director of Mountainview Broadcasting (a radio station) and Managing Director of Digital Techniques, Inc. (an interactive video design and manufacturing company). His address is P.O. Box 1888, New London, New Hampshire 03257.

JOHN S. MCCUNE, Trustee, Age 46.

          President, Norwest Investment Services, Inc. His address is 608 2nd Avenue South, Minneapolis, Minnesota 55479.

TIMOTHY J. PENNY, Trustee, Age 45.

          Senior Counselor to the public relations firm of Himle-Horner since January 1995 and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization) since January 1995. Prior thereto Mr. Penny was the Representative to the United States Congress from Minnesota's First Congressional District. His address is 500 North State Street, Waseca, Minnesota 56095.

DONALD C. WILLEKE, Trustee, Age 56.

          Principal of the law firm of Willeke & Daniels. His address is 201 Ridgewood Avenue, Minneapolis, Minnesota 55403.

ROBERT B. CAMPBELL, Treasurer, Age 35.

          Director of Fund Accounting, Forum Financial Services, Inc., with which he has been associated since April 1997. Prior thereto, from February 1994 - April 1996 Mr. Campbell was Vice President-Business Unit Head, Domestic Fund Services at State Street Fund Services, Inc. Prior thereto, from September 1992 - January 1994 Mr. Campbell was Assistant Vice President-Fund Manager at State Street Bank & Trust Company, and prior thereto First Line Manager. His address is Two Portland Square, Portland, Maine 04101.

DAVID I. GOLDSTEIN, Vice President and Secretary, Age 35.

          Managing Director and Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Mr. Goldstein is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

SARA M. CLARK, Vice President and Assistant Treasurer, Age 33.

          Managing Director, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, from 1991 to 1994 Ms. Clark was Controller of Wright Express Corporation (a national credit card company) and for six years prior thereto was employed at Deloitte & Touche LLP as an accountant. Ms. Clark is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

THOMAS G. SHEEHAN, Vice President and Assistant Secretary, Age 42.

          Managing Director and Counsel, Forum Financial Services, Inc., with which he has been associated since 1993. Prior thereto, Mr. Sheehan was Special Counsel to the Division of Investment Management of the SEC. Mr. Sheehan is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

CATHERINE S. WOOLEDGE, Assistant Secretary, Age 55.

          Counsel, Forum Financial Services, Inc., with which she has been associated since 1996. Prior thereto, Ms. Wooledge was an associate at the law firm of Morrison & Foerster since September 1994, prior thereto Ms. Wooledge was an associate corporate counsel at Franklin Resources, Inc. since September 1993, and prior thereto associate at the law firm of Drinker Biddle & Reath, Washington, D.C. Ms. Wooledge is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

DON L. EVANS, Assistant Secretary, Age 49.

          Assistant Counsel, Forum Financial Services, Inc., with which he has been associated since 1995. Prior thereto, Mr. Evans was associated with the law firm of Bisk & Lutz and prior thereto was associated with the law firm of Weiner & Strother. Mr. Evans is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine.

RENEE A. WALKER, Assistant Secretary, Age 27.

          Fund Administrator, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, Ms. Walker was an administrator at Longwood Partners (the manager of a hedge fund partnership) for a year. After graduating from college, from 1991 to 1993 Ms. Walker was a sales representative assistant at PaineWebber Incorporated (a broker-dealer). Her address is Two Portland Square, Portland, Maine 04101.

COMPENSATION OF TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee of the Trust is paid a retainer fee in the total amount of $5,000, payable quarterly, for the Trustee's service to the Trust and to Norwest Select Funds, a separate registered open-end management investment company for which each Trustee serves as trustee. In addition, each Trustee is paid $3,000 for each regular Board meeting attended (whether in person or by electronic communication) and is paid $1,000 for each Committee meeting attended on a date when a Board meeting is not held. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board. Mr. Keffer received no compensation for his services as Trustee for the past year or compensation or reimbursement for his associated expenses. In addition, no officer of the Trust is compensated by the Trust.

Mr. Burkhardt, Chairman of the Trust's and Norwest Select Funds' audit committees, receives additional compensation of $6,000 from the Trust and Norwest Select Funds allocated pro rata between the Trust and Norwest Select Funds based upon relative net assets, for his services as Chairman. Each Trustee was elected by shareholders on April 30, 1997.

The following table provides the aggregate compensation paid to the Trustees of the Trust by the Trust and Norwest Select Funds, combined. Norwest Select Funds have a December 31 fiscal year end. Information is presented for the twelve month period ended May 31, 1997, which was the fiscal year end of all of the Trust's portfolios.

                                                                             TOTAL COMPENSATION FROM
                                                     TOTAL COMPENSATION       THE TRUST AND NORWEST
                                                       FROM THE TRUST             SELECT FUNDS

         Mr. Brown                                        $30,942                    $31,000
         Mr. Burkhardt                                    $36,932                    $37,000
         Mr. Harris                                       $30,942                    $31,000
         Mr. Leach                                        $30,942                    $31,000
         Mr. Penny                                        $30,942                    $31,000
         Mr. Willeke                                      $30,942                    $31,000
         Mr. McCune                                       $30,942                    $31,000


Neither the Trust nor Norwest Select Funds has adopted any form of retirement plan covering Trustees or officers. For the twelve month period ended May 31, 1997 total expenses of the Trustees (other than Mr. Keffer) was $22,804 and total expenses of the trustees of Norwest Select Funds was $46.

As of October 1, 1997, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of the Funds.

TRUSTEES AND OFFICERS OF CORE TRUST

The Trustees and officers of Core Trust and their principal occupations during the past five years and ages are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of Core Trust is indicated by an asterisk. Messrs. Keffer, Goldstein, Butt, Sheehan, and Misses. Clark and Walker, officers of Core Trust, all currently serve as officers of the Trust. Accordingly, for background information pertaining to these officers, (see "Management -- Trustees and Officers -- Trustees and Officers of the Trust.")

JOHN Y. KEFFER,* Chairman and President.

COSTAS AZARIADIS, Trustee, Age 53.

          Professor of Economics, University of California, Los Angeles, since July 1992. Prior thereto, Dr. Azariadis was Professor of Economics at the University of Pennsylvania. His address is Department of Economics, University of California, Los Angeles, 405 Hilgard Avenue, Los Angeles, California 90024.

JAMES C. CHENG, Trustee, Age 54.

          Managing Director, Forum Financial Services, Inc. since September 1991. President of Technology Marketing Associates (a marketing consulting company) since September 1991. Prior thereto, Mr. Cheng was President and Chief Executive Officer of Network Dynamics, Incorporated (a software development company). His address is Two Portland Square, Portland, Maine 04101.

J. MICHAEL PARISH, Trustee, Age 53.

          Partner at the law firm of Reid & Priest. Prior thereto he was a partner at the law firm of Winthrop Stimson Putnam & Roberts since 1989. His address is 40 Wall Street, New York, New York 10005.

RICHARD C. BUTT, Treasurer

               CPA, Managing Director, Operations, Forum Financial Corp. since 1996. Prior thereto, Mr. Butt was a consultant in the financial services division of KPMG Peat Marwick LLP ("KPMG"). Prior to his employment at KPMG, Mr. Butt was President of 440 Financial Distributors, Inc., the distribution subsidiary of 440 Financial Group, and Senior Vice President of the parent company. Prior thereto, he was a Vice President at Fidelity Services Company. Mr. Butt is responsible for fund accounting and transfer agency at Forum. His address is Two Portland Square, Portland, Maine 04101.

SARA M. CLARK, Vice President, Assistant Secretary and Assistant Treasurer.

DAVID I. GOLDSTEIN, Secretary.

THOMAS G. SHEEHAN, Assistant Secretary.

RENEE A. WALKER, Assistant Secretary

TRUSTEES AND OFFICERS OF SCHRODER CORE

The following information relates to the principal occupations of each Trustee and executive officer of the Schroder Core during the past five years and shows the nature of any affiliation with Schroder. Messrs. Keffer, Goldstein and Sheehan and Ms. Wooledge, officers of Schroder Core, all currently serve as officers of the Trust. Accordingly, for background information pertaining to these officers. (See "Trustees and Officers of the Trust.")

PETER E. GUERNSEY, Oyster Bay, New York - Trustee of the Trust - Insurance Consultant since August 1986; prior thereto Senior Vice President, Marsh & McLennan, Inc., insurance brokers.

JOHN I. HOWELL, Greenwich, Connecticut - Trustee of the Trust - Private Consultant since February 1987; Honorary Director, American International Group, Inc.; Director, American International Life Assurance Company of New York.

CLARENCE F. MICHALIS, 44 East 64th Street, New York, New York - Trustee of the Trust - Chairman of the Board of Directors, Josiah Macy, Jr. Foundation (charitable foundation).

HERMANN C. SCHWAB, 787 Seventh Avenue, New York, New York - Chairman (Honorary) and Trustee of the Trust retired since March, 1988; prior thereto, consultant to SCMI since February 1, 1984.

MARK J. SMITH (b), 33 Gutter Lane, London, England - President and Trustee of the Trust - First Vice President of SCMI since April 1990; Director and Vice President, Schroder Advisors.

ROBERT G. DAVY, 787 Seventh Avenue, New York, New York - a Vice President of the Trust - Director of SCMI and Schroder Capital Management International Ltd. since 1994; First Vice President of SCMI since July, 1992; prior thereto, employed by various affiliates of Schroders plc in various positions in the investment research and portfolio management areas since 1986.

MARGARET H. DOUGLAS-HAMILTON (b)(c), 787 Seventh Avenue, New York, New York - Vice President of the Trust Secretary of SCM since July 1995; Secretary of Schroder Advisors since April 1990; First Vice President and General Counsel of Schroders Incorporated(b) since May 1987; prior thereto, partner of Sullivan & Worcester, a law firm.

RICHARD R. FOULKES, 787 Seventh Avenue, New York, New York - a Vice President of the Trust; Deputy Chairman of SCMI since October 1995; Director and Executive Vice President of Schroder Capital Management International Ltd.
since 1989.

CATHERINE S. WOOLEDGE, Assistant Treasurer and Assistant Secretary of the Trust.

BARBARA GOTTLIEB(c), 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust - Assistant Vice President of SWIS since July 1995 prior thereto held various positions with SWIS affiliates.

ROBERT JACKOWITZ(b)(c), 787 Seventh Avenue, New York, New York - Treasurer of the Trust - Vice President of SCM since September 1995; Treasurer of SCM and Schroder Advisors since July 1995; Vice President of SCMI since June 1995; and Assistant Treasurer of Schroders Incorporated since January 1993.

JOHN Y. KEFFER, Vice President of the Trust.

JANE P. LUCAS(c), 787 Seventh Avenue, New York, New York - Vice President of the Trust - Director and Senior Vice President SCMI; Director of SCM since September 1995; Assistant Director Schroder Investment Management Ltd.
since June 1991.

GERARDO MACHADO, 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust - Associate, SCMI.

CATHERINE A. MAZZA, 787 Seventh Avenue, New York, New York - Vice President of the Trust - President of Schroder Advisors since 1997; First Vice President of SCMI and SCM since 1996; prior thereto, held various marketing positions at Alliance Capital, an investment adviser, since July 1985.

THOMAS G. SHEEHAN, Assistant Treasurer and Assistant Secretary of the Trust.

FARIBA TALEBI, 787 Seventh Avenue, New York, New York - Vice President of the Trust - First Vice President of SCMI since April 1993, employed in various positions in the investment research and portfolio management areas since 1987.

JOHN A. TROIANO(b), 787 Seventh Avenue, New York, New York - Vice President of the Trust - Managing Director and Senior Vice President of SCMI since October 1995; Director of Schroder Advisors since October 1992; Director of SCMI since 1991; prior thereto, employed by various affiliates of SCMI in various positions in the investment research and portfolio management areas since 1981.

IRA L. UNSCHULD, 787 Seventh Avenue, New York, New York - Vice President of the Trust - Vice President of SCMI since April, 1993 and an Associate from July, 1990 to April, 1993; prior to July, 1990, employed by various financial institutions as a securities or financial analyst.

ALEXANDRA POE, 787 Seventh Avenue, New York, New York - Secretary and Vice President of the Trust - Vice President of SCMI since August 1996; Fund Counsel and Senior Vice President of Schroder Advisors since August 1996; prior thereto an investment management attorney with Gordon Altman Butowsky Weitzen Shalov & Wein since July 1994; prior thereto counsel and Vice President of Citibank, N.A. since 1989.

MARY KUNKEMUELLER, 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust.

         (a) Interested Trustee of the Trust within the meaning of the 1940 Act.
         (b) Schroder Advisors is a wholly owned subsidiary of SCMI, which is a wholly owned subsidiary of Schroders Incorporated, which in turn is an indirect, wholly owned U.S. subsidiary of Schroders plc.
         (c) Schroder Capital Management, Inc. ("SCM") is a wholly owned subsidiary of Schroder Wertheim Holdings Incorporated which is a wholly owned subsidiary of Schroders, Incorporated, which in turn is an indirect wholly owned U.S. subsidiary of Schroders plc.

INVESTMENT ADVISORY SERVICES

GENERAL

Table 1 in Appendix B shows the dollar amount of fees payable under the Investment Advisory Agreements between Norwest and the Trust with respect to each Fund, the amount of fee that was waived by Norwest, if any, and the actual fee received by Norwest. That table also shows similar information with respect to Schroder for its services to International Portfolio. The data is for the past three fiscal years or a shorter period if the Fund has been in operation for a shorter period.

The advisory fee for each Fund is based on the average daily net assets of the Fund at the annual rate disclosed in the Fund's prospectus. If the Fund invests in one or more core portfolios, the advisory fee paid by the Fund will be with respect to advisory services rendered at the portfolio level.

All investment advisory fees are accrued daily and paid monthly. Each investment adviser, in its sole discretion, may waive or continue to waive all or any portion of its investment advisory fees.

In addition to receiving its advisory fee from the Funds, each investment adviser or its affiliates may act and be compensated as investment manager for its clients with respect to assets which are invested in a Fund. In some instances Norwest or its affiliates may elect to credit against any investment management, custodial or other fee received from, or rebate to, a client who is also a shareholder in a Fund an amount equal to all or a portion of the fees received by Norwest or any of its affiliates from a Fund with respect to the client's assets invested in the Fund.

NORWEST INVESTMENT MANAGEMENT

Norwest furnishes at its expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund. For further information about the investment subadvisory services for certain Funds and the advisory services for International Portfolio of Core Trust. (See "Management -- Investment Advisory Services -- Schroder Capital Management International, Inc.," "--Sub-Advisers," Crestone Capital Management, Inc.," "Galliard Capital Management, Inc.,"
"Peregrine Capital Management, Inc.," and "United Capital Management, Inc.") Under its various Investment Advisory Agreements, Norwest may delegate its responsibilities to any investment subadviser approved by the Board and, as applicable, shareholders, with respect to all or a portion of the assets of the Fund. The Investment Advisory Agreement between each Fund and Norwest will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders, and in either case, by a majority of the Trustees who are not interested persons of any party to the Investment Advisory Agreement, at a meeting called for the purpose of voting on the Investment Advisory Agreement.

Each Investment Advisory Agreement is terminable without penalty with respect to the Fund on 60 days' written notice: (1) by the Board or by a vote of a majority of the outstanding voting securities of the Fund to the Adviser or (2) by the Adviser on 60 days' written notice to the Trust. Each Investment Advisory Agreement shall terminate upon assignment. The Investment Advisory Agreements also provide that, with respect to the Funds, neither Norwest nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the Investment Advisory Agreements shall be deemed to protect, or purport to protect, the Adviser against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Norwest's duties or by reason of reckless disregard of its obligations and duties under the Investment Advisory Agreements. The Investment Advisory Agreements provide that Norwest may render services to others.

Norwest acts as investment adviser to Cash Investment Fund, Ready Cash Investment Fund, U.S. Government Fund, Treasury Fund, Municipal Money Market Fund, Stable Income Fund, Limited Term Government Income Fund, Intermediate Government Income Fund, Diversified Bond Fund, Income Fund, Total Return Bond Fund, Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund, Minnesota Tax-Free Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive

Balanced-Equity Fund, Index Fund, Income Equity Fund, ValuGrowthSM Stock Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Small Company Stock Fund, Small Company Growth Fund, Small Cap Opportunities Fund, Diversified Small Cap Fund, Contrarian Stock Fund and International Fund. The investment advisory agreements between Core Trust on behalf of the portfolios are identical to the Investment Advisory Agreements between the Trust and Norwest, except for the fees payable thereunder and certain immaterial matters.

Norwest Investment Management, Inc. is a part of Norwest Corporation which as of June 30, 1997, was a $83.6 billion financial services company providing banking, insurance, investments, mortgage and consumer finance through 3,844 stores in all 50 states, Canada, the Caribbean, Central America and elsewhere internationally.

SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC.-- SCHRODER U.S. SMALLER COMPANIES PORTFOLIO/INTERNATIONAL PORTFOLIO

Small Cap Opportunities Fund invests all of its assets in Schroder U.S. Smaller Companies Portfolio, International Fund invests all of its assets in International Portfolio and each Blended Fund invests a portion of its assets in International Portfolio. Pursuant to a separate Advisory Agreement between Schroder Core and Schroder, Schroder acts as investment adviser to Schroder U.S. Smaller Companies Portfolio and is required to furnish at its expense all services, facilities and personnel necessary in connection with managing Schroder U.S. Smaller Companies Portfolio's investments and effecting portfolio transactions for Schroder U.S. Smaller Companies Portfolio. Pursuant to a separate Advisory Agreement between Core Trust and Schroder, Schroder acts as investment adviser to International Portfolio and is required to furnish at its expense all services, facilities and personnel necessary in connection with managing International Portfolio's investments and effecting portfolio transactions for International Portfolio. The Advisory Agreements between Schroder U.S. Smaller Companies Portfolio, International Portfolio and Schroder will continue in effect only if such continuance is specifically approved at least annually: (1) by the applicable Trust Board or by vote of a majority of the outstanding voting interests of the Portfolio, and, in either case (2) by a majority of the applicable Trust's trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as trustees of the applicable Trust), at a meeting called for the purpose of voting on the Advisory Agreement; provided further, however, that if the Advisory Agreement or the continuation of the Agreement is not approved as to a Portfolio, the Adviser may continue to render to that Portfolio the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder.

On behalf of each Fund that invests all or a portion of its assets in Schroder U.S. Smaller Companies Portfolio or International Portfolio, Norwest and the Trust have entered into an Investment Subadvisory Agreement with Schroder. An Investment Subadvisory Agreement would become operative and Schroder would directly manage a Fund's assets if the Board determined it was no longer in the best interest of the Fund to invest in smaller companies or international securities by investing in another registered investment company. In that event, pursuant to the Investment Subadvisory Agreement Schroder would makes investment decisions directly for a Fund and continuously review, supervise and administer the Fund's investment program with respect to that portion, if any, of the Fund's portfolio that Norwest has so delegated. Schroder would be required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of the Funds' investments and effecting portfolio transactions for the Funds (to the extent of Norwest's delegation).

The Investment Subadvisory Agreements will continue in effect only if such continuance is specifically approved at least annually: (1) by the Board or by vote of a majority of the outstanding voting securities of the applicable Fund, and, in either case, (2) by a majority of the applicable Trust's trustees who are not parties to the Investment Subadvisory Agreements or interested persons of any such party (other than as trustees of the applicable Trust), at a meeting called for the purpose of voting on the Investment Subadvisory Agreements; provided further, however, that if the Investment Subadvisory Agreements or the continuation of the Agreements is not approved as to a Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder.

Each Investment Subadvisory Agreement is terminable without penalty with respect to the Fund on 60 days' written notice when authorized either by majority vote of the Fund's shareholders or by the Board, or by Schroder on 60 days written notice to the Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreements also provide that, with respect to the Funds, neither Schroder nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect the Adviser against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Schroder's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreements. The Investment Subadvisory Agreements provide that Schroder may render services to others.

No payments are made under the Funds' Investment Subadvisory Agreements with Schroder because no assets are allocated to Schroder to manage directly.

The Advisory Agreements between Schroder and Core Trust and Schroder and Schroder Core on behalf of International Portfolio and Schroder U.S. Smaller Companies Portfolio, respectively are identical to the Investment Advisory Agreements between the Trust and Norwest, except for the fees payable thereunder and certain immaterial matters.

SUB-ADVISERS

The Adviser pays a fee to each of the subadvisers. These fees do not increase the fees paid by shareholders of the Funds. The amount of the fees paid by Norwest to each Subadviser may vary from time to time as a result of periodic negotiations with the Subadviser regarding such matters as the nature and extent of the services (other than investment selection and order placement activities) provided by the Subadviser to the Fund, the increased cost and complexity of providing services to the Fund, the investment record of the Subadviser in managing the Fund and the nature and magnitude of the expenses incurred by the Subadviser in managing the Fund's assets and by the Adviser in overseeing and administering management of the Fund. However, the contractual fee payable to each Fund by Norwest for investment advisory services will not vary as a result of those negotiations.

Norwest performs internal due diligence on each Subadviser and monitors each Subadviser's performance using its proprietary investment adviser selection and monitoring process. Norwest will be responsible for communicating performance targets and evaluations to Subadvisers, supervising each Subadviser's compliance with the Fund's fundamental investment objectives and policies, authorizing Subadvisers to engage in certain investment techniques for the Fund, and recommending to the Board of Trustees whether sub-advisory agreements should be renewed, modified or terminated. Norwest also may from time to time recommend that the Board of Trustees replace one or more Subadvisers or appoint additional Subadvisers, depending on the Adviser's assessment of what combination of Subadvisers it believes will optimize each Fund's chances of achieving its investment objectives.

CRESTONE CAPITAL MANAGEMENT, INC.

To assist Norwest in carrying out its obligations under the Investment Advisory Agreement with the Small Company Stock Fund (the "Fund"), Norwest has entered into an Investment Subadvisory Agreement with Crestone, located at 7720 East Belleview Avenue, Suite 220, Englewood, Colorado 80111. Crestone is registered with the SEC as an investment adviser and is a non-wholly owned subsidiary of Norwest. Pursuant to the Sub-Investment Advisory Agreement, Crestone makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program with respect to that portion, if any, of the Fund's portfolio that Norwest believes should be invested using Crestone as a subadviser. Currently, Crestone manages the entire portfolio of the Fund and has done so since the Fund's inception. Norwest supervises the performance of Crestone including its adherence to the Portfolio's investment objectives and policies and pays Crestone a fee for its investment management services. For its services under the Sub-Investment Advisory Agreement, Norwest pays Crestone a fee based on the Fund's average daily net assets at an annual rate of 0.40% on the first $30 million; 0.30% on the next $30 million; 0.20% on the next $40 million and 0.15% on all sums in excess of $100 million. For the Fund's fiscal years ended May 31, 1996, 1995 and 1994, Norwest paid Crestone subadvisory fees of $180,748, $137,862 and $8,792, respectively.

Under its Investment Subadvisory Agreement, Crestone makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program with respect to that portion, if any, of the Fund's portfolio for which Norwest has delegated management responsibility. Crestone is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of the Fund's investments and effecting portfolio transactions for the Fund (to the extent of Norwest's delegation). The Investment Subadvisory Agreement will continue in effect only if such continuance is specifically approved at least annually: (1) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and, in either case, (2) by a majority of the Trust's trustees who are not parties to the Investment Subadvisory Agreement or interested persons of any such party (other than as trustees of the Trust), at a meeting called for the purpose of voting on the Investment Subadvisory Agreements; provided further, however, that if the Investment Subadvisory Agreement or the continuation of the Agreement is not approved, the Subadviser may continue to render to the Fund the services described in the Investment Subadvisory Agreement in the manner and to the extent permitted by the Act and the rules and regulations thereunder.

The Investment Subadvisory Agreement is terminable without penalty with respect to the Fund on 60 days' written notice when authorized either by majority vote of the Fund's shareholders or by the Board, or by Crestone on 60 days written notice to the Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provides that, with respect to the Fund, neither Crestone nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect Crestone against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Crestone's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreement. The Investment Subadvisory Agreements provides that Crestone may render services to others.

GALLIARD

To assist Norwest in carrying out its obligations under the Investment Advisory Agreement with Stable Income Fund, Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund and Growth Balanced Fund (the "Funds"), Norwest has entered into an Investment Subadvisory Agreement with Galliard, located at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479. Galliard is registered with the SEC as an investment adviser and is an investment advisory subsidiary of Norwest Bank. Pursuant to the Sub-Investment Advisory Agreement, Galliard makes investment decisions for each of the Funds and continuously reviews, supervises and administers each Fund's investment program with respect to that portion, if any, of the Fund's portfolio that Norwest believes should be invested using Galliard as a subadviser. Currently, Galliard manages the entire portfolio of each Fund and has done so since the Fund's inception. Norwest supervises the performance of Galliard including its adherence to the Portfolio's investment objectives and policies and pays Galliard a fee for its investment management services.

Under its Investment Subadvisory Agreement, Galliard makes investment decisions for each Fund and continuously reviews, supervises and administers each Fund's investment program with respect to that portion, if any, of the Fund's portfolio for which Norwest has delegated management responsibility. Galliard is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of each Fund's investments and effecting portfolio transactions for each Fund (to the extent of Norwest's delegation).

The Investment Subadvisory Agreement will continue in effect only if such continuance is specifically approved at least annually: (1) by the Board or by vote of a majority of the outstanding voting securities of the Funds, and, in either case, (2) by a majority of the Trust's trustees who are not parties to the Investment Subadvisory Agreement or interested persons of any such party (other than as trustees of the Trust), at a meeting called for the purpose of voting on the Investment Subadvisory Agreements; provided further, however, that if the Investment Subadvisory Agreement or the continuation of the Agreement is not approved, the Subadviser may continue to render to each Fund the services described in the Investment Subadvisory Agreement in the manner and to the extent permitted by the Act and the rules and regulations thereunder.

The Investment Subadvisory Agreement is terminable without penalty with respect to a Fund on 60 days' written notice when authorized either by majority vote of the Fund's shareholders or by the Board, or by Galliard on 60 days written notice to the Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provides that, with respect to each Fund, neither Galliard nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect Galliard against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Galliard's duties or by reason of reckless disregard of its obligations and duties under the

Investment Subadvisory Agreement. The Investment Subadvisory Agreements provides that Galliard may render services to others.

PEREGRINE CAPITAL MANAGEMENT, INC.

To assist Norwest in carrying out its obligations under the Investment Advisory Agreement with Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund and Small Company Growth Fund (the "Funds"), Norwest has entered into an Investment Subadvisory Agreement with Peregrine, located at 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55479. Peregrine is registered with the SEC as an investment adviser and is an investment advisory subsidiary of Norwest Bank. Pursuant to the Sub-Investment Advisory Agreement, Peregrine makes investment decisions for each of the Funds and continuously reviews, supervises and administers each Fund's investment program with respect to that portion, if any, of the Fund's portfolio that Norwest believes should be invested using Peregrine as a subadviser. Currently, Peregrine manages the entire portfolio of each Fund and has done so since the Fund's inception. Norwest supervises the performance of Peregrine including its adherence to the Portfolio's investment objectives and policies and pays Peregrine a fee for its investment management services.

Under its Investment Subadvisory Agreement, Peregrine makes investment decisions for each Fund and continuously reviews, supervises and administers each Fund's investment program with respect to that portion, if any, of the Fund's portfolio for which Norwest has delegated management responsibility. Peregrine is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of each Fund's investments and effecting portfolio transactions for each Fund (to the extent of Norwest's delegation).

The Investment Subadvisory Agreement will continue in effect only if such continuance is specifically approved at least annually: (1) by the Board or by vote of a majority of the outstanding voting securities of the Funds, and, in either case, (2) by a majority of the Trust's trustees who are not parties to the Investment Subadvisory Agreement or interested persons of any such party (other than as trustees of the Trust), at a meeting called for the purpose of voting on the Investment Subadvisory Agreements; provided further, however, that if the Investment Subadvisory Agreement or the continuation of the Agreement is not approved, the Subadviser may continue to render to each Fund the services described in the Investment Subadvisory Agreement in the manner and to the extent permitted by the Act and the rules and regulations thereunder.

The Investment Subadvisory Agreement is terminable without penalty with respect to a Fund on 60 days' written notice when authorized either by majority vote of the Fund's shareholders or by the Board, or by Peregrine on 60 days written notice to the Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provides that, with respect to each Fund, neither Peregrine nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect Peregrine against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Peregrine's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreement. The Investment Subadvisory Agreements provides that Peregrine may render services to others.

UNITED CAPITAL MANAGEMENT

To assist Norwest in carrying out its obligations under the Investment Advisory Agreement with Diversified Bond Fund, Total Return Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund and Contrarian Stock Fund (the "Funds"), Norwest has entered into an Investment Subadvisory Agreement with UCM, located at 1700 Lincoln Street, Suite 3301, Denver, Colorado 80274. UCM is registered with the SEC as an investment adviser and is a division of Norwest Bank Colorado, N.A.. Pursuant to the Sub-Investment Advisory Agreement, UCM makes investment decisions for each of the Funds and continuously reviews, supervises and administers each Fund's investment program with respect to that portion, if any, of the Fund's portfolio that Norwest believes should be invested using UCM as a subadviser. Currently, UCM manages the entire portfolio of each Fund and has done so since the Fund's inception. Norwest supervises the performance of UCM including its adherence to the Portfolio's investment objectives and policies and pays UCM a fee for its investment management services.

Under its Investment Subadvisory Agreement, UCM makes investment decisions for each Fund and continuously reviews, supervises and administers each Fund's investment program with respect to that portion, if any, of the Fund's portfolio for which Norwest has delegated management responsibility. UCM is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of each Fund's investments and effecting portfolio transactions for each Fund (to the extent of Norwest's delegation).

The Investment Subadvisory Agreement will continue in effect only if such continuance is specifically approved at least annually: (1) by the Board or by vote of a majority of the outstanding voting securities of the Funds, and, in either case, (2) by a majority of the Trust's trustees who are not parties to the Investment Subadvisory Agreement or interested persons of any such party (other than as trustees of the Trust), at a meeting called for the purpose of voting on the Investment Subadvisory Agreements; provided further, however, that if the Investment Subadvisory Agreement or the continuation of the Agreement is not approved, the Subadviser may continue to render to each Fund the services described in the Investment Subadvisory Agreement in the manner and to the extent permitted by the Act and the rules and regulations thereunder.

The Investment Subadvisory Agreement is terminable without penalty with respect to a Fund on 60 days' written notice when authorized either by majority vote of the Fund's shareholders or by the Board, or by UCM on 60 days written notice to the Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provides that, with respect to each Fund, neither UCM nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect UCM against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of UCM's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreement. The Investment Subadvisory Agreements provides that UCM may render services to others.

Smith Asset Management Group, L.P.

To assist Norwest in carrying out its obligations under the Investment Advisory Agreement with Disciplined Growth Portfolio and Small Cap Value Portfolio, Norwest has entered into an Investment Subadvisory Agreement with Smith, located at 500 Crescent Court, Suite 250, Dallas, Texas. Smith is registered with the SEC as an investment adviser and is an investment advisory subsidiary of Norwest Bank. Pursuant to the Sub-Investment Advisory Agreement, Smith makes investment decisions for each of the Portfolios and continuously reviews, supervises and administers each Portfolio's investment program with respect to that portion, if any, of the Fund's portfolio that Norwest believes should be invested using Smith as a subadviser. Currently, Smith manages the entire portfolio of each Portfolio and has done so since the Portfolio's inception. Norwest supervises the performance of Smith including its adherence to the Portfolio's investment objectives and policies and pays Smith a fee for its investment management services. As of October 1, 1997, for its services under the Investment Subadvisory Agreement, Norwest pays Smith a fee based on Disciplined Growth Portfolio's and Small Cap Value Portfolio's average daily net assets at an annual rate of 0.35% and 0.45%, respectively.

Under its Investment Subadvisory Agreement, Smith makes investment decisions for each Portfolio and continuously reviews, supervises and administers each Portfolio's investment program with respect to that portion, if any, of the Portfolio's portfolio for which Norwest has delegated management responsibility. Galliard is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of each Portfolio's investments and effecting portfolio transactions for each Portfolio (to the extent of Norwest's delegation).

The Investment Subadvisory Agreement will continue in effect with respect to a Portfolio only if such continuance is specifically approved at least annually:
(1) by the Core Trust Board or by vote of a majority of the outstanding voting securities of the Portfolios, and, in either case; (2) by a majority of the Core Trust's trustees who are not parties to the Investment Subadvisory Agreement or interested persons of any such party (other than as trustees of the Core Trust), at a meeting called for the purpose of voting on the Investment Subadvisory Agreements; provided further, however, that if the Investment Subadvisory Agreement or the continuation of the Agreement is not approved, the Subadviser may continue to render to each Portfolio the services described in the Investment Subadvisory Agreement in the manner and to the extent permitted by the Act and the rules and regulations thereunder.

The Investment Subadvisory Agreement is terminable without penalty with respect to a Portfolio on 60 days' written notice when authorized either by majority vote of the Portfolio's shareholders or by the Core Trust Board, or by Smith on 60 days written notice to the Core Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provides that, with respect to each Portfolio, neither Smith nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect Smith against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Smith's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreement. The Investment Subadvisory Agreements provides that Smith may render services to others.

Smith also currently serves as Investment Subadviser to the Funds pursuant to an investment advisory agreement between Smith and Norwest. The investment subadvisory agreement with respect to the Funds is identical to the Investment Subadvisory Agreement, except for the fees payable thereunder (no fee is payable under the investment subadvisory agreement with respect to a Fund to the extent that the Fund is invested in an investment company) and certain immaterial matters.

MANAGEMENT AND ADMINISTRATIVE SERVICES

MANAGER AND ADMINISTRATOR

Forum manages all aspects of the Trust's operations with respect to each Fund except those which are the responsibility of FAS, Norwest, any other investment adviser or investment subadviser to a Fund, or Norwest in its capacity as administrator pursuant to an investment administration or similar agreement. With respect to each Fund, Forum has entered into a Management Agreement that will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Management Agreement.

On behalf of the Trust and with respect to each Fund, Forum: (1) oversees: (a) the preparation and maintenance by the Advisers and the Trust's administrator, custodian, transfer agent, dividend disbursing agent and fund accountant (or if appropriate, prepares and maintains) in such form, for such periods and in such locations as may be required by applicable law, of all documents and records relating to the operation of the Trust required to be prepared or maintained by the Trust or its agents pursuant to applicable law; (b) the reconciliation of account information and balances among the Advisers and the Trust's custodian, transfer agent, dividend disbursing agent and fund accountant; (c) the transmission of purchase and redemption orders for Shares; (d) the notification of the Advisers of available funds for investment; and (e) the performance of fund accounting, including the calculation of the net asset value per Share; (2) oversees the Trust's receipt of the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Trust; (3) oversees the performance of administrative and professional services rendered to the Trust by others, including its administrator, custodian, transfer agent, dividend disbursing agent and fund accountant, as well as accounting, auditing, legal and other services performed for the Trust; (4) provides the Trust with adequate general office space and facilities and provides, at the Trust's request and expense, persons suitable to the Board to serve as officers of the Trust; (5) oversees the preparation and the printing of the periodic updating of the Trust's registration statement, Prospectuses and SAIs, the Trust's tax returns, and reports to its shareholders, the SEC and state and other securities administrators; (6) oversees the preparation of proxy and information statements and any other communications to shareholders; (7) with the cooperation of the Trust's counsel, Investment Advisers and other relevant parties, oversees the preparation and dissemination of materials for meetings of the Board; (8) oversees the preparation, filing and maintenance of the Trust's governing documents, including the Trust Instrument, Bylaws and minutes of meetings of Trustees, Board committees and shareholders; (9) oversees registration and sale of Fund shares, to ensure that such shares are properly and duly registered with the SEC and applicable state and other securities commissions; (10) oversees the calculation of performance data for dissemination to information services covering the investment company industry, sales literature of the Trust and other appropriate purposes; (11) oversees the determination of the amount of and supervises the declaration of dividends and other distributions to shareholders as necessary to, among other things, maintain the qualification of each Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended, and oversees the preparation and distribution to appropriate parties of notices announcing the declaration of dividends and other distributions to shareholders; (12) reviews and negotiates on behalf of the Trust normal course of business contracts and agreements; (13) maintains and reviews periodically the Trust's fidelity bond and errors and omission insurance coverage; and (14) advises the Trust and the Board on matters concerning the Trust and its affairs.

The Management Agreement terminates automatically if assigned and may be terminated without penalty with respect to any Fund by vote of that Fund's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Management Agreement also provides that neither Forum nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's or their duties or by reason of reckless disregard of their obligations and duties under the Management Agreement.

FAS manages all aspects of the Trust's operations with respect to each Fund except those which are the responsibility of Forum, Norwest, or any other investment adviser or investment subadviser to a Fund, or Norwest in its capacity as administrator pursuant to an investment administration or similar agreement. With respect to each Fund, Forum has entered into a Administrative Agreement that will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Management Agreement.

On behalf of the Trust and with respect to each Fund, FAS: (1) provides the Trust with, or arranges for the provision of, the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Trust; (2) assists in the preparation and the printing and the periodic updating of the Trust's registration statement, Prospectuses and SAIs, the Trust's tax returns, and reports to its shareholders, the SEC and state and other securities administrators; (3) assists in the preparation of proxy and information statements and any other communications to shareholders; (4) assists the Advisers in monitoring Fund holdings for compliance with Prospectus and SAI investment restrictions and assist in preparation of periodic compliance reports; (5) with the cooperation of the Trust's counsel, the Investment Advisers, the officers of the Trust and other relevant parties, is responsible for the preparation and dissemination of materials for meetings of the Board;
(6) is responsible for preparing, filing and maintaining the Trust's governing documents, including the Trust Instrument, Bylaws and minutes of meetings of Trustees, Board committees and shareholders; (7) is responsible for maintaining the Trust's existence and good standing under state law; (8) monitors sales of shares and ensures that such shares are properly and duly registered with the SEC and applicable state and other securities commissions; (9) is responsible for the calculation of performance data for dissemination to information services covering the investment company industry, sales literature of the Trust and other appropriate purposes; and (10) is responsible for the determination of the amount of and supervises the declaration of dividends and other distributions to shareholders as necessary to, among other things, maintain the qualification of each Fund as a regulated investment company under the Code, as amended, and prepares and distributes to appropriate parties notices announcing the declaration of dividends and other distributions to shareholders.

The Administrative Agreement terminates automatically if assigned and may be terminated without penalty with respect to any Fund by vote of that Fund's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Agreement also provides that neither FAS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of FAS's or their duties or by reason of reckless disregard of their obligations and duties under the Administrative Agreement.

Pursuant to their agreements with the Trust, Forum and FAS may subcontract any or all of their duties to one or more qualified subadministrators who agree to comply with the terms of Forum's Management Agreement or FAS's Administration Agreement, respectively. Forum and FAS may compensate those agents for their services; however, no such compensation may increase the aggregate amount of payments by the Trust to Forum or FAS pursuant to their Management and Administration Agreements with the Trust.

Table 2 in Appendix B shows the dollar amount of fees payable to Forum for its management services with respect to each Fund (or class thereof for those periods when multiple classes were outstanding), the amount of fee that was waived by Forum, if any, and the actual fee received by Forum. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

PORTFOLIOS OF CORE TRUST

Forum manages all aspects of Core Trust's operations with respect to the portfolios except those which are the responsibility of Norwest or Schroder. With respect to each Portfolio, Forum has entered into a management agreement (the "Core Trust Management Agreement") that will continue in effect only if such continuance is specifically approved at least annually by the Core Trust Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Core Trust Management Agreement. Under the Core Trust Management Agreement, Forum performs similar services for each Portfolio as it and FAS perform for the Blended Funds under the Management and Administration Agreements, to the extent the services are applicable to the Portfolios and their structure. Forum and FAS waive their fees payable by each of the Blended Funds under the Management and Administration Agreements to the extent those Funds incur indirectly management fees charged by Forum to a Blended Portfolio.

NORWEST ADMINISTRATIVE SERVICES

Under an Administrative Servicing Agreement between the Trust and Norwest with respect to Small Cap Opportunities Fund and International Fund, Norwest performs ministerial, administrative and oversight functions for the Funds and undertakes to reimburse certain excess expenses of the Funds. Among other things, Norwest gathers performance and other data from Schroder as the adviser of Schroder U.S. Smaller Companies Portfolio and International Portfolio and from other sources, formats the data and prepares reports to the Funds' shareholders and the Trustees. Norwest also ensures that Schroder is aware of pending net purchases or redemptions of each Fund's shares and other matters that may affect Schroder's performance of its duties. Lastly, Norwest has agreed to reimburse each Fund for any amounts by which its operating expenses (exclusive of interest, taxes and brokerage fees, organization expenses and, if applicable, distribution expenses, all to the extent permitted by applicable state law or regulation) exceed the limits prescribed by any state in which the Funds' shares are qualified for sale. No fees will be paid to Norwest under the Administrative Servicing Agreement unless the each of the Fund's assets are invested solely in Schroder U.S. Smaller Companies Portfolio or International Portfolio (in the case of Small Cap Opportunities Fund and International Fund, respectively) or in a portfolio of another registered investment company. This agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party.

The Administrative Service Agreement provides that neither Norwest nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's or their duties or by reason of reckless disregard of its or their obligations and duties under the agreement.

Table 2 in Appendix B shows the dollar amount of fees payable under the Servicing Agreement, the amount of the fee that was waived, if any, and the amount received by Norwest for the past three fiscal years of the Fund.

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

SCHRODER ADMINISTRATIVE SERVICES

Schroder  Core  has  entered  into an  Administrative  Services  Agreement  with
Schroder Advisors, 787 Seventh Avenue, New York, New York 10019, pursuant to which Schroder Advisors provides management and administrative services necessary for the operation of Schroder U.S. Smaller Companies Portfolio, including coordination of the services performed by the Portfolio's investment adviser, transfer agent, custodian, independent accountants, legal counsel and others. Schroder Advisors is a wholly-owned subsidiary of Schroder, and is a registered broker-dealer organized to act as administrator and distributor of mutual funds.

For these services, Schroder Advisors will receive a fee from Schroder Core at the annual rate of 0.10% of the average daily net assets of the Portfolio. The Administrative Services Agreement is terminable with respect to the Portfolio without penalty, at any time, by vote of a majority of the trustees of Schroder Core who are not "interested persons" of Schroder Core and who have no direct or indirect financial interest in the operation of the Administrative Services Agreement, upon not more than 60 days' written notice to Schroder Advisors or by vote of the holders of a majority of the shares of the Portfolio, or, upon 60 days' notice, by Schroder Advisors. The Administrative Services Agreement will terminate automatically in the event of its assignment.

On behalf of the Portfolio, Schroder Core has entered into a Sub-Administration Agreement with Forum. Pursuant to the Sub-Administration Agreement, Forum assists Schroder Advisors with certain of its responsibilities under the
Administrative Services Agreement, including shareholder reporting and regulatory compliance.

The Sub-Administration Agreement is terminable with respect to the Portfolio without penalty, at any time, by the board of trustees of Schroder Core upon 60 days' written notice to Forum or by Forum upon 60 days' written notice to the Portfolio.

DISTRIBUTION

Forum also acts as distributor of the shares of the Fund. Forum acts as the agent of the Trust in connection with the offering of shares of the Funds on a "best efforts" basis pursuant to a Distribution Services Agreement.

Under the Distribution Services Agreement, the Trust has agreed to indemnify, defend and hold Forum, and any person who controls Forum within the meaning of
Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Forum or any such controlling person may incur, under the 1933 Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Trust's Registration Statement or a Fund's Prospectus or Statement of Additional Information in effect from time to time under the 1933 Act or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading. Forum is not, however, protected against any liability to the Trust or its shareholders to which Forum would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of Forum's reckless disregard of its obligations and duties under the Distribution Services Agreement.

With respect to each Fund, the Distribution Services Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the Distribution Services Agreement or interested persons of any such party and, with respect to each class of a Fund for which there is an effective plan of distribution adopted pursuant to Rule 12b-1, who do not have any direct or indirect financial interest in any distribution plan of the Fund or in any agreement related to the distribution plan cast in person at a meeting called for the purpose of voting on such approval ("12b-1 Trustees").

The Distribution Services Agreement terminates automatically if assigned. With respect to each Fund, the Distribution Services Agreement may be terminated at any time without the payment of any penalty: (1) by the Board or by a vote of the Fund's shareholders or, with respect to each class of a Fund for which there is an effective plan of distribution adopted pursuant to Rule 12b-1, a majority of 12b-1 Trustees, on 60 days' written notice to Forum or (2) by Forum on 60 days' written notice to the Trust.

Under the Distribution Services Agreement related to the Funds that offer A Shares, Forum receives, and may reallow to certain financial institutions, the initial sales charges assessed on purchases of A Shares of the Funds. With respect to B Shares of each Fund that offers B Shares, and with respect to Exchange Shares of Ready Cash Investment Fund, the Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") which authorizes the payment to Forum under the Distribution Services Agreement of a distribution services fee, which may not exceed an annual rate of 0.75%, and a maintenance fee in an amount equal to 0.25%, of the average daily net assets of the Fund attributable to the B Shares and Exchange Shares.

The Plan provides that all written agreements relating to the Plan must be in a form satisfactory to the Board. In addition, the Plan requires the Trust and Forum to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Funds and Forum pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

The Plan provides that, with respect to each class of each Fund to which it applies, it will remain in effect for one year from the date of its adoption and thereafter may continue in effect for successive annual periods provided it is approved by the shareholders of the respective class or by the Board, including a majority of the 12b-1 trustees. The Plan further provides that it may not be amended to increase materially the costs which may be borne by the Trust for distribution pursuant to the Plan without shareholder approval and that other material amendments to the Plan must be approved by the trustees in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of the Board or by the shareholders of the respective classes.

The Plan is "semi-enhanced" in that under the circumstances described below, payments to Forum under the Plan continue while there are uncovered distribution charges even though the Plan has been terminated. Uncovered distribution charges include all sales commissions previously due, plus interest, less amounts previously received by Forum (or other distributor) pursuant to the Plan and contingent deferred sales charges previously paid to Forum. The Plan provides that in the event of a Complete Termination (as defined below) of the Plan with respect to a Fund, payments by a Fund in consideration of sales of B Shares that occurred prior to termination of the Plan will cease. A Complete Termination in respect of any Fund means: (1) the 12b-1 Trustees acting in good faith have determined that termination is in the best interest of the Trust and the shareholders of the Fund; (2) the Trust does not alter the terms of the CDSC applicable to the B Shares of the Fund outstanding at the time of the termination; (3) the Trust does not pay any portion of the asset based sales charge or service fees to an entity other than the distributor or its assignee (unless the distributor at the time of the termination was in material breach under the Distribution Agreement in respect of the Fund); and (4) the Fund does not adopt a distribution plan relating to a class of shares of the Fund that has a sales load structure substantially similar (as defined in the Plan) to that of the B shares.

In the event of a termination of the Plan that does not satisfy clauses (2), (3) and (4) of the definition of a Complete Termination above, Ready Cash Investment Fund, ValuGrowth Stock Fund, Small Company Stock Fund, Contrarian Stock Fund, Income Fund, Tax-Free Income Fund, Total Return Bond Fund and Minnesota Tax-Free Fund would continue to pay distribution services fees for no more than four years. In contrast, payments by Stable Income Fund, Intermediate Government Income Fund, Growth Equity Fund and Diversified Equity Fund would continue until such time as there exist no outstanding uncovered distribution charges attributable to the Fund and, therefore, could continue for periods of time beyond four years after the date of termination.

In addition, pursuant to the Plan, each of Stable Income Fund, Income Equity Fund, Intermediate Government Income Fund, Diversified Equity Fund and Growth Equity Fund may, subject to approval by the Trustees, assume and pay: (i) any uncovered distribution charges of the distributor of a fund whose assets are being acquired by the Fund and (ii) any other amounts expended for distribution on behalf of such fund that are not reimbursed or paid by the fund upon the merger or combination with or acquisition of substantially all of the assets of that fund.

Table 3 in Appendix B shows the dollar amount of fees payable to Forum for its distribution services with respect to each Fund (or class thereof), the amount of fee that was waived by Forum, if any, and the actual fee received by Forum. All maintenance fees were waived by Forum during the fiscal years ended May 31, 1994, 1995 and 1996. With respect to each Fund, Forum has paid brokers that sold B Shares in amounts greater than the distribution fees received by Forum with respect to that Fund. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

Table 4 in Appendix B shows the dollar amount of sales charges payable to Forum with respect to sales of A Shares (or of the respective Funds prior to the offering of multiple classes of shares) and the amount of sales charge retained by Forum and not reallowed to other persons. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

TRANSFER AGENT

Norwest Bank, Sixth Street and Marquette, Minneapolis, Minnesota 55479 acts as Transfer Agent of the Trust pursuant to a Transfer Agency Agreement. The Transfer Agency Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Transfer Agency Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Transfer Agency Agreement.

The responsibilities of the Transfer Agent include: (1) answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; (2) assisting shareholders in initiating and changing account designations and addresses; (3) providing necessary personnel and facilities to establish and maintain shareholder accounts and records; (4) assisting in processing purchase and redemption transactions and receiving wired funds; (5) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (6) verifying shareholder signatures in connection with changes in the registration of shareholder accounts; (7) furnishing periodic statements and confirmations of purchases and redemptions; (8) transmitting proxy statements, annual reports, prospectuses and other communications from the Trust to its shareholders; (9) receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and (10) providing such other related services as the Trust or a shareholder may request.

For its services, the Transfer Agent receives a fee computed daily and paid monthly from the Trust, with respect to each Fund, at an annual rate of 0.25% of the Fund's average daily net assets attributable to each class of the Fund (0.20% plus expenses in the case of Cash Investment Fund and 0.10% plus expenses in the case of Municipal Money Market Fund - Institutional Shares).

CUSTODIAN

Pursuant to a Custodian Agreement, Norwest Bank, Sixth Street and Marquette, Minneapolis, Minnesota 55479 serves as each Fund's and each Core Portfolio's (other than Schroder U.S. Smaller Companies Portfolio's) custodian (in this capacity the "Custodian"). The Chase Manhattan Bank, N.A., acts as custodian for Schroder U.S. Smaller Companies Portfolio, but plays no role in making decisions as to the purchase or sale of portfolio securities. The Custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, determining income and collecting interest on Fund investments. The fee is computed and paid monthly, based on the average daily net assets of the Fund, the number of portfolio transactions of the Fund and the number of securities in the Fund's portfolio.

Pursuant to rules adopted under the 1940 Act, a Fund may maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board upon consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and possible risks of potential nationalization or expropriation of Fund assets. The Custodian employs qualified foreign subcustodians to provide custody of the Funds foreign assets in accordance with applicable regulations.

No Fund will pay custodian fees to the extent the Fund invests in shares of another registered investment company. Each Fund so invested incurs, however, its proportionate share of the custodial fees of the Core Portfolio(s) in which it invests.

PORTFOLIO ACCOUNTING

Forum Accounting, an affiliate of Forum, performs portfolio accounting services for each Fund pursuant to a Fund Accounting Agreement with the Trust. The Fund Accounting Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Fund Accounting Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Fund Accounting Agreement.

Under the Fund Accounting Agreement, Forum Accounting prepares and maintains books and records of each Fund on behalf of the Trust that are required to be maintained under the 1940 Act, calculates the net asset value per share of each Fund (and class thereof) and dividends and capital gain distributions and prepares periodic reports to shareholders and the SEC. For its services, Forum Accounting receives from the Trust with respect to each Fund a fee of $3,000 per month plus for each additional class of the Fund above one $1,000 per month. In addition, Forum Accounting is paid additional surcharges for each of the following: (1) Funds with asset levels exceeding $100 million - $500/month, Funds with asset levels exceeding $250 million - $1000/month, Funds with asset levels exceeding $500 million - $1,500/month, Funds with asset levels exceeding $1,000 million - $2,000/month; (2) Funds requiring international custody - $1,000/month; (3) Funds with more than 30 international positions - $1,000/month; (4) Tax free money market Funds - $1,000/month; (5) Funds with more than 25% of net assets invested in asset backed securities - $1,000/month, Funds with more than 50% of net assets invested in asset backed securities - $2,000/month; (6) Funds with more than 100 security positions - $1,000/month; and (7) Funds with a monthly portfolio turnover rate of 10% or greater - $1,000/month.

Forum Accounting receives from the Trust with respect to each Gateway Fund a standard gateway fee of $1,000 per month plus for each additional class of the Fund above one - $1,000 per month. Forum Accounting also receives a fee of $2,000 per month for each Gateway Fund operating pursuant to Section 12(d)(1)(E) of the 1940 Act that invests in more than one security. In addition to the standard gateway fees, Forum Accounting is entitled to receive from the Trust with respect to each Gateway Fund operating pursuant to Section 12(d)(1)(H) of the 1940 Act additional surcharges as described above if the Fund invests in securities other than investment companies (calculated as if the securities were the Fund's only assets)

Surcharges are determined based upon the total assets, security positions or other factors as of the end of the prior month and on the portfolio turnover rate for the prior month. The rates set forth above shall remain fixed through December 31, 1997. On January 1, 1998, and on each successive January 1, the rates may be adjusted automatically by Forum without action of the Trust to reflect changes in the Consumer Price Index for the preceding calendar year, as published by the U.S. Department of Labor, Bureau of Labor Statistics. Forum shall notify the Trust each year of the new rates, if applicable

Forum Accounting is required to use its best judgment and efforts in rendering fund accounting services and is not be liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. Forum Accounting is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control and the

Trust has agreed to indemnify and hold harmless Forum Accounting, its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way related to Forum Accounting's actions taken or failures to act with respect to a Fund or based, if applicable, upon information, instructions or requests with respect to a Fund given or made to Forum Accounting by an officer of the Trust duly authorized. This indemnification does not apply to Forum Accounting's actions taken or failures to act in cases of Forum Accounting's own bad faith, willful misconduct or gross negligence.

Forum Accounting performs similar services for the Portfolios and, in addition, acts as the Portfolios' transfer agent.

Table 5 in Appendix B shows the dollar amount of fees payable to Forum Accounting for its accounting services with respect to each Fund, the amount of fee that was waived by Forum Accounting, if any, and the actual fee received by Forum Accounting. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

EXPENSES

Subject to the obligations of Norwest to reimburse the Trust for its excess expenses as described above, the Trust has, under its Investment Advisory Agreements, confirmed its obligation to pay all its other expenses, including:
(1) interest charges, taxes, brokerage fees and commissions; (2) certain insurance premiums; (3) fees, interest charges and expenses of the Trust's custodian, transfer agent and dividend disbursing agent; (4) telecommunications expenses; (5) auditing, legal and compliance expenses; (6) costs of the Trust's formation and maintaining its existence; (7) costs of preparing and printing the Trust's prospectuses, statements of additional information, account application forms and shareholder reports and delivering them to existing and prospective shareholders; (8) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of shares of the Trust; (9) costs of reproduction, stationery and supplies; (10) compensation of the Trust's trustees, officers and employees and costs of other personnel performing services for the Trust who are not officers of Norwest, Forum or affiliated persons of Norwest or Forum; (11) costs of corporate meetings; (12) registration fees and related expenses for registration with the SEC and the securities regulatory authorities of other countries in which the Trust's shares are sold; (13) state securities law registration fees and related expenses; (14) fees and out-of-pocket expenses payable to Forum Financial Services, Inc. under any distribution, management or similar agreement; (15) and all other fees and expenses paid by the Trust pursuant to any distribution or shareholder service plan adopted pursuant to Rule 12b-1 under the Act.

VI.      PORTFOLIO TRANSACTIONS

The following discussion of portfolio transactions, while referring to the Funds, relates equally to the Portfolios.

Purchases and sales of portfolio securities for the Money Market Funds and Fixed Income Funds usually are principal transactions. Debt instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Equity Funds and the Balanced Funds generally will effect purchases and sales of equity securities through brokers who charge commissions except in the over-the-counter markets. Purchases of debt and equity securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. In the case of debt securities and equity securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Advisers in their best judgment and in a manner deemed to be in the best interest of shareholders of each Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Fund. In transactions on stock exchanges in the United States, commissions are negotiated, whereas on foreign stock exchanges commissions are generally fixed. Where transactions are executed in the over-the-counter market, each Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others. In all cases the Funds will attempt to negotiate best execution.

The Money Market Funds and Fixed Income Funds may effect purchases and sales through brokers who charge commissions, although the Trust does not anticipate that the Money Market Funds will do so. Table 6 in Appendix B shows the aggregate brokerage commissions with respect to each Fund. The data presented is for the past three fiscal years or a shorter period if the Fund has been in operation for a shorter period, except as otherwise noted. Any material change in the last two years in the amount of brokerage commissions paid by a fund was due to an increase or decrease in the Fund's assets.

Subject to the general policies regarding allocation of portfolio brokerage as set forth above, each of the Board, Core Trust Board and Schroder Core Board has authorized the Investment Advisers to employ their respective affiliates to effect securities transactions of the Funds or the Portfolios, provided certain other conditions are satisfied. Payment of brokerage commissions to an affiliate of an Investment Adviser for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker which is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers' commissions for such transactions. It is the Fund's policy that commissions paid to Schroder Securities Limited, Norwest Investment Services, Inc. ("NISI") and other affiliates of an Investment Adviser will, in the judgment of the Investment Adviser responsible for making portfolio decisions and selecting brokers, be: (1) at least as favorable as commissions contemporaneously charged by the affiliate on comparable transactions for its most favored unaffiliated customers and (2) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Board, including a majority of the disinterested Trustees, has adopted procedures to ensure that commissions paid to affiliates of an Adviser by the Funds satisfy the foregoing standards. The Core Trust and Schroder Core Boards have adopted similar policies with respect to the Portfolios.

No Fund has an understanding or arrangement to direct any specific portion of its brokerage to an affiliate of an Investment Adviser, and will not direct brokerage to an affiliate of an Investment Adviser in recognition of research services.

From time to time, a Fund may purchase securities of a broker or dealer through which it regularly engages in securities transactions.

During the last three fiscal years certain Funds paid brokerage commissions to NISI, a wholly-owned broker-dealer subsidiary of the parent of Norwest, Norwest Corporation. The following table indicates the Funds that paid commissions to NISI, the aggregate amounts of commissions paid, the percentage of aggregate brokerage commissions paid to NISI and the percentage of the aggregate dollar amount of transactions involving payment of commissions that were effected through NISI.

                                                                                       PERCENTAGE OF
                                                                                        COMMISSION
                                                       AGGREGATE       PERCENTAGE       TRANSACTIONS
                                                      COMMISSIONS    OF COMMISSIONS       EXECUTED
                                                     PAID TO NISI     PAID TO NISI      THROUGH NISI
VALUGROWTH STOCK FUND

Year Ended May 31, 1996                                $10,494             2.41%            1.73%
Year Ended May 31, 1995                                $12,213             1.78%            2.28%
Year Ended May 31, 1994                                $25,713             4.65%            6.00%

The practice of placing orders with NISI is consistent with each Fund's objective of obtaining best execution and is not dependent on the fact that NISI is an affiliate of Norwest.

The Funds and the Portfolios may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions, including certain dealer spreads, paid in connection with securities transactions, an Investment Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Investment Advisers may also take into account payments made by brokers effecting transactions for a Fund or Portfolio: (1) to the Fund or Portfolio or
(2) to other persons on behalf of the Fund or Portfolio for services provided to the Fund or Portfolio for which it would be obligated to pay.

In addition, the Investment Advisers may give consideration to research services furnished by brokers to the Advisers for their use and may cause the Funds and Portfolios to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Investment Adviser's own internal research and investment strategy capabilities. Such research and analysis may be used by the Investment Advisers in connection with services to clients other than the Funds and Portfolios, and not all such services may be used by the Investment Adviser in connection with the Funds. An Investment Adviser's fees are not reduced by reason of the Investment Adviser's receipt of the research services.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the obligation to seek the most favorable price and execution available and such other policies as the Boards may determine, an Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Investment decisions for the Funds (and for the Portfolios) will be made independently from those for any other account or investment company that is or may in the future become managed by the Investment Advisers or their affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the respective investment adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for a Fund and other client accounts managed by the investment advisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

During their last fiscal year, certain Funds acquired securities issued by their "regular brokers and dealers" or the parents of those brokers and dealers. Regular brokers and dealers means the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund's last fiscal year;
(2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.
Following is a list of the regular brokers and dealers of the Funds whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Funds' holdings of those securities as of May 31, 1997.

                                                    REGULAR BROKER                        VALUE OF
                                                       OR DEALER                       SECURITIES HELD

CASH INVESTMENT FUND                        Bear, Stearns & Company                       $75,000,000
                                            CS First Boston                               $15,000,000
                                            Merrill Lynch & Co.                           $47,497,784
                                            Morgan Stanley                               $345,781,386

                                       67

READY CASH INVESTMENT FUND                  Bear, Stearns & Company                       $50,000,000
                                            CS First Boston                               $10,000,000
                                            Merrill Lynch & Co.                           $37,499,817
                                            Morgan Stanley                                $55,000,000

U.S. GOVERNMENT FUND                        Bank of America Securities                    345,781,386

TREASURY FUND                               None                                                    0

MUNICIPAL MONEY MARKET FUND                 None                                                    0

STABLE INCOME FUND                          Lehman Brothers Holdings                        1,043,889

INTERMEDIATE GOVERNMENT FUND                None                                                    0

DIVERSIFIED BOND FUND                       Lehman Brothers Holdings                        1,092,216
                                            Paine Webber Group, Inc.                          991,450
                                            Dean Witter                                       977,500
                                            Charles Schwab Corporation                        562,630

INCOME FUND                                 None                                                    0

TOTAL RETURN BOND FUND                      Salomon Brothers Inc.                           1,205,617

LIMITED TERM TAX-FREE FUND                  None                                                    0

TAX-FREE INCOME FUND                        None                                                    0

COLORADO TAX FREE FUND                      None                                                    0

MINNESOTA TAX FREE FUND`                    None                                                    0

STRATEGIC INCOME FUND                       Charles Schwab Corporation                        187,544
                                            Dean Witter                                       293,598
                                            Paine Webber Group, Inc.                          495,725
                                            Salomon Brothers Inc.                             497,433
                                            Bear Stearns Company                              500,232
                                            Charles Schwab Corporation                        487,425
                                            Donaldson, Lufkin & Jenrette, Inc.                111,562

MODERATE BALANCED FUND                      Charles Schwab Corporation                        562,630
                                            Dean Witter                                       636,131
                                            Lehman Brothers Inc.                              819,162
                                            Paine Webber Group, Inc.                        1,090,595
                                            Salomon Brothers Inc.                             895,522
                                            Charles Schwab Corporation                      1,940,000
                                            Donaldson, Lufkin & Jenrette, Inc.                427,126

GROWTH BALANCED FUND                        Charles Schwab Corporation                        562,629
                                            Dean Witter                                       636,130
                                            Lehman Brothers, Inc.                             819,162
                                            Paine Webber Group, Inc.                          991,450
                                            Salomon Brothers Inc.                             497,432
                                            Charles Schwab Corp.                            3,533,225
                                            Donaldson, Lufkin & Jenrette, Inc.                784,125

                                       68

INCOME EQUITY FUND                          None                                                    0

INDEX FUND                                  Merrill Lynch & Co., Inc.                         498,575
                                            Morgan Stanley Group, Inc.                        336,600
                                            Salomon Brothers, Inc.                            192,626

VALUGROWTH STOCK FUND                       None                                                    0

DIVERSIFIED EQUITY FUND                     Charles Schwab Corporation                      9,971,600
                                            Donaldson, Lufkin & Jenrette, Inc.              2,218,502

GROWTH EQUITY FUND                          Charles Schwab Corporation                     11,300,500
                                            Donaldson, Lufkin & Jenrette, Inc.              2,524,500

LARGE COMPANY GROWTH FUND                   Charles Schwab Corporation                     11,300,500
                                            Donaldson, Lufkin & Jenrette, Inc.              2,524,500

SMALL COMPANY STOCK FUND                    None                                                    0

SMALL COMPANY GROWTH FUND                   None                                                    0

CONTRARIAN STOCK FUND                       None                                                    0

INTERNATIONAL FUND                          None                                                    0


PORTFOLIO TURNOVER. A high rate of portfolio turnover involves corresponding greater expenses than a lower rate, which expenses must be borne by a fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. In order to qualify as a regulated investment company for Federal tax purposes for taxable years beginning on or before August 5, 1997, less than 30% of the gross income of the Fund in that year must be derived from the sale of securities held by the Fund for less than three months. See "Taxation" below. Portfolio turnover rates are set forth under "Financial Highlight's" in the Funds Prospectuses. The change in portfolio turnover rate for Income Fund and Intermediate Government Income Fund from 1995 to 1996 was due in part to the change in portfolio managers. Other significant changes in portfolio turnover rates was due to changing market conditions and the effect of those conditions on the Funds' investment policies.

VII.     ADDITIONAL PURCHASE, REDEMPTION AND
         EXCHANGE INFORMATION GENERAL

Shares of all Funds are sold on a continuous basis by the distributor.

The per share net asset values of each class of shares of a Fund are expected to be substantially the same. Under certain circumstances, however, the per share net asset value of each class may vary. Due to the higher expenses of B Shares, the net asset value of B Shares will generally be lower than the net asset value of the other classes. The per share net asset value of each class of a Fund eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

MONEY MARKET FUNDS

As described in the Prospectuses, under certain circumstances a Money Market Fund may close early and advance time by which the Fund must receive a purchase or redemption order and payments. In that case, if an investor placed an order after the cut-off time the order would be processed on the follow-up business day and the investor's access to the fund would be temporarily limited.

CLASS A SHARES

OFFERING PRICE. Set forth below is an example of the method of computing the offering price of the A Shares of the Funds that offer A Shares. Other shares of the Trust are offered at their next determined net asset value. The example assumes a purchase of A Shares of the Fixed Income and Equity Funds' in an amount such that the purchase would be subject to each Fund's maximum sales charges set forth in the Prospectus at a price based on the net asset value per share of A Shares of each Fund at May 31, 1997. The maximum sales charge as of October 1, 1997 are 5.5% for each Equity Fund and 4.0% for each Fixed Income Fund, except Stable Income Fund, for which it was 1.50%. Offering price is determined as follows: Net asset value per share times the sum of one (1) plus the sales charge expressed as a percentage (for example 5.5% would equal 0.055).

                                                     NET ASSET        OFFERING
                                                  VALUE PER SHARE       PRICE

         STABLE INCOME FUND                           $10.24           $10.39
         INTERMEDIATE GOVERNMENT INCOME FUND          $10.84           $11.27
         INCOME FUND                                 $  9.27          $  9.64
         TOTAL RETURN BOND FUND                      $  9.40          $  9.78
         TAX-FREE INCOME FUND                         $10.05           $10.45
         COLORADO TAX-FREE FUND                       $10.22           $10.63
         MINNESOTA TAX-FREE FUND                      $10.57           $10.99
         INCOME EQUITY FUND                           $33.16           $34.98
         VALUGROWTH STOCK FUND                        $25.06           $26.44
         DIVERSIFIED EQUITY FUND                      $36.51           $38.52
         GROWTH EQUITY FUND                           $32.49           $34.28
         SMALL COMPANY STOCK FUND                     $13.95           $14.72
         SMALL CAP OPPORTUNITIES FUND                 $19.83           $20.92
         INTERNATIONAL FUND                           $21.66           $22.85

STATEMENT OF INTENTION

As more fully described in the Prospectus, investors may obtain reduced sales charges with respect to the purchase of A Shares of the Funds by means of a written Statement of Intention, which expresses the investor's intention to invest $50,000 or more within a period of 13 months in A Shares of a Fund. The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. A Shares purchased with the first 5% of such amount will be held subject to a registered pledge (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such pledged shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the shares will be released from pledge.

EXCHANGES

By making an exchange by telephone, the investor authorizes the Trust's transfer agent to act on telephonic instructions believed by the Trust's transfer agent to be genuine instructions from any person representing himself or herself to be the investor. The records of the Trust's transfer agent of such instructions are binding. The exchange procedures may be modified or terminated at any time upon appropriate notice to shareholders. For Federal income tax purposes, exchanges are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the shareholder's basis in such shares at the time of such transaction.

Shareholders of A Shares may purchase, with the proceeds from a redemption of all or part of their shares, A Shares of the other Funds that offer A Shares or Investor Shares of Ready Cash Investment Fund or Municipal Money Market Fund. Shareholders of B Shares may purchase, with the proceeds from a redemption of all or part of their

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

shares, B Shares of the other Funds that offer B Shares or Exchange Shares of Ready Cash Investment Fund. Shareholders of I Shares may purchase, with the proceeds from a redemption of all or part of their shares, I Shares of the other Funds or Institutional Shares of Ready Cash Investment Fund or Municipal Money Market Fund or shares of U.S. Government Fund and Treasury Fund.

Shareholders of Investor Shares of Ready Cash Investment Fund and Municipal Money Market Fund may purchase, with the proceeds from a redemption of all or part of their shares, Investor Shares of the other Fund or A Shares of the Funds that offer A Shares. Shareholders of Exchange Shares of Ready Cash Investment Fund may purchase, with the proceeds from a redemption of all or part of their shares, B Shares of the Funds that offer B Shares.

Shareholders of Institutional Shares of Ready Cash Investment Fund and Municipal Money Market Fund and others who are eligible to purchase I Shares may purchase, with the proceeds from a redemption of all or part of their shares, Institutional Shares of these Funds, or I Shares of the other Funds of the Trust.

Shareholders of Institutional Shares of Municipal Money Market Fund who are not eligible to purchase I Shares may purchase, with the proceeds from a redemption of all or part of their shares, shares of Cash Investment Fund, U.S. Government Fund and Treasury Fund. Similarly, shareholders of Cash Investment Fund, U.S. Government Fund and Treasury Fund who are not eligible to purchase I Shares may purchase, with the proceeds from a redemption of all or part of their shares, shares of the other two Funds or Institutional Shares of Municipal Money Market Fund.

Shareholders of A Shares or Investor Shares making an exchange will be subject to the applicable sales charge of any A Shares acquired in the exchange; provided, that the sales charge charged with respect to the acquired shares will be assessed at a rate that is equal to the excess (if any) of the rate of the sales charge that would be applicable to the acquired shares in the absence of an exchange over the rate of the sales charge previously paid on the exchanged shares. For purposes of the preceding sentence, A Shares acquired through the reinvestment of dividends or distributions are deemed to have been acquired with a sales charge rate equal to that paid on the shares on which the dividend or distribution was paid.

In addition, A Shares and Investor Shares acquired by a previous exchange transaction involving shares on which a sales charge has directly or indirectly been paid (e.g., shares purchased with a sales charge or issued in connection with an exchange transaction involving shares that had been purchased with a sales charge), as well as additional shares acquired through reinvestment of dividends or distributions on such shares will be treated as if they had been acquired subject to that sales charge.

Exchange Shares may only be acquired in exchange for B Shares of a Fund. B Shares ("original B Shares") may be exchanged for Exchange Shares without the payment of any contingent deferred sales charge; however, B Shares or Exchange Shares acquired as a result of an exchange and subsequently redeemed will nonetheless be subject to the contingent deferred sales charge applicable to the original B Shares as if those shares were being redeemed at that time. Exchange Shares may be exchanged without the payment of any contingent deferred sales charge; however, B Shares acquired as a result of such exchange and subsequently redeemed will nonetheless be subject to the contingent deferred sales charge applicable to the original B Shares as if those shares were being redeemed at that time.

REDEMPTIONS

In addition to the situations described in the Prospectus with respect to the redemptions of shares, the Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund's shares as provided in the Prospectus from time to time.

Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the

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

Fund. If payment for shares redeemed is made wholly or partially in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. The Trust has filed a formal election with the SEC pursuant to which a Fund will only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

CONTINGENT DEFERRED SALES CHARGE (A SHARES)

A Shares of the Funds on which no initial sales charge was assessed pursuant to the Right of Accumulation or Statement of Intention, that are redeemed within specified periods after the purchase date will be subject to a contingent deferred sales charge upon redemption.

RIGHT OF ACCUMULATION

Contingent deferred sales charges may be charged on A Shares purchased without an initial sales charge pursuant to the Cumulative Quantity Discount (Right of Accumulation) that are redeemed within the first two years after purchase. No initial sales charge will apply to A Shares purchased if the value of those shares on the date of purchase plus the net asset value of all A Shares held by the shareholder (as of the close of business on the previous Fund Business Day) exceed $1,000,000. In that case the contingent deferred sales charge will apply to redemptions of shares within the first two years after purchase. For example, if a shareholder has made prior purchases of A Shares which now have a value of $900,000, the purchase of $150,000 of A Shares will not be subject to an initial sales charge but will be subject to the contingent deferred sales charge. The $900,000 of A Shares is not subject to the contingent deferred sales charge.

STATEMENT OF INTENTION

Contingent deferred sales charges may be charged on redemptions of A Shares purchased without an initial sales charge pursuant to a Statement of Intention ("SOI") that are redeemed within the first two years after purchase. If a shareholder purchases $1,000,000 or more within a 13 month period under an SOI, no initial sales charge will apply with respect to the entire amount purchased. However, the contingent deferred sales charge will apply with respect to the entire amount purchased amount if the shareholder never purchases $1,000,000 or more of A Shares under the SOI. The contingent deferred sales charge will not apply to SOIs of under $1,000,000 and will not be applied to SOIs for a greater amount. The holding period for each A Share, however, shall be determined from the date the share was purchased. If the shareholder redeems A Shares during the period that the SOI is in effect, a contingent deferred sales charge will be charged at the time the shareholder has purchased $1,000,000 or more worth of A Shares pursuant to the SOI and will be assessed at the rate applicable in the case of a single purchase of the minimum amount specified in the SOI. If the shareholder purchases less than the amount specified under the SOI, an additional contingent deferred sales charge may be assessed in respect of A Shares previously redeemed based on the amount actually purchased pursuant to the SOI.

REINSTATEMENT PRIVILEGE

A Shares purchased by a shareholder within 60 days following the redemption by the shareholder of A Shares in the same Fund with a value at least equal to the A Shares being purchased will not be subject to a contingent deferred sales charge; provided, however, that this exemption is not applicable to more than two purchases within a 12-month period.

CONTINGENT DEFERRED SALES CHARGE (A SHARES AND B SHARES)

With respect to A Shares and B Shares of the Funds, certain redemptions are not subject to any contingent deferred sales charge. No contingent deferred sales charge is imposed on: (1) redemptions of shares acquired through the reinvestment of dividends and distributions; (2) involuntary redemptions by a Fund of shareholder accounts with low account balances; (3) redemptions of shares following the death or disability of a shareholder if the Fund is notified within one year of the shareholder's death or disability; and (4) redemptions to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan. For these purposes, the term disability shall have the meaning ascribed thereto in Section 72(m)(7) of the Code. Under that provision, a person is considered disabled if the person is unable to engage in any substantial activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration. Appropriate documentation satisfactory to the Fund is required to substantiate any shareholder death or disability.

CONVERSION OF B SHARES AND EXCHANGE SHARES

The conversion of Exchange Shares to Investor Shares and B Shares to A Shares is subject to the continuing availability of an opinion of counsel to the effect that: (1) the assessment of the distribution services fee with respect to the Exchange Shares and B Shares does not result in the Funds dividends or distributions constituting "preferential dividends" under the Code and (2) the conversion of Exchange Shares and B Shares does not constitute a taxable event under Federal income tax law. The conversion of Exchange Shares to Investor Shares and B Shares to A Shares may be suspended if such an opinion is no longer available at the time the conversion is to occur. In that event, no further conversions would occur, and shares might continue to be subject to a distribution services fee for an indefinite period, which may extend beyond the specified number of years for conversion of the original B Shares.

VIII.    TAXATION

Each Fund intends for each taxable year to qualify for tax treatment as a "regulated investment company" under the Code. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Fund must meet to qualify for such treatment, and of the application of state and local tax laws to his or her particular situation.

Since each Money Market Fund and Fixed Income Fund expects to derive substantially all of its gross income (exclusive of capital gains) from sources other than dividends, it is expected that none of such Funds' dividends or distributions will qualify for the dividends-received deduction for corporations.

Certain listed options, regulated futures contracts and forward currency contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Fund or Core Portfolio at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund or Core Portfolio on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss. Each Fund or Core Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

With respect to over-the-counter put and call options, gain or loss realized by a Fund or Core Portfolio upon the lapse or sale of such options held by such Fund or Core Portfolio will be either long-term or short-term capital gain or loss depending upon the Fund's (or Core Portfolio's) holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Fund or Core Portfolio will be treated as short-term capital gain or loss. In general, if a Fund or Core Portfolio exercises an option, or an option that a Fund or Core Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

Any option, futures contract, or other position entered into or held by a Fund in conjunction with any other position held by such Fund or Core Portfolio may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of a Fund's (or Core Portfolio's) gains and losses with respect to straddle positions by requiring, among other things, that: (1) loss realized on disposition of one position of a straddle not be recognized to the extent that a Fund has unrealized gains with respect to the other position in such straddle; (2) a Fund's (or Core Portfolio's) holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain);
(3) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund or Core Portfolio which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund or Core Portfolio all of the offsetting positions of which consist of section 1256 contracts.

For federal income tax purposes, gains and losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss.

A Fund's (or Core Portfolio's) investments in zero coupon securities will be subject to special provisions of the Code which may cause the Fund to recognize income without receiving cash necessary to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. In order to satisfy those distribution requirements the Fund or Core Portfolio may be forced to sell other portfolio securities.

If International Fund is eligible to do so, the Fund intends to file an election with the Internal Revenue Service to pass through to its shareholders its share of the foreign taxes paid by the Fund. Pursuant to this election, a shareholder will be required to: (1) include in gross income rata share of foreign taxes paid by the Fund; (2) treat his pro rata share of such foreign taxes as having been paid by him; and (3) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against federal income taxes. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. Under recently enacted legislation, a shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund at least 16 days during the 30-day period beginning 15 days before the date on which the shareholder becomes entitled to receive the dividend.

IX.  ADDITIONAL INFORMATION ABOUT THE TRUST AND THE SHAREHOLDERS OF THE FUNDS

DETERMINATION OF NET ASSET VALUE - MONEY MARKET FUNDS

Pursuant to the rules of the SEC, the Board has established procedures to stabilize each Money Market Funds' net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. Each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days, will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that the Board has determined present minimal credit risks and will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

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

COUNSEL AND AUDITORS

Legal matters in connection with the issuance of shares of beneficial interest of the Trust are passed upon by the law firm of Seward & Kissel, One Battery Park Plaza, New York, NY 10004.

KPMG Peat Marwick LLP, 99 High Street, Boston, MA 02110, independent auditors, served as the independent auditors for the Trust for the fiscal years ended May 31, 1994 and thereafter. For the prior fiscal periods another audit firm acted as independent auditors of the Trust's predecessor corporation.

GENERAL INFORMATION

The Trust is divided into thirty nine separate series representing shares of the Funds. The Trust received an order from the SEC permitting the issuance and sale of separate classes of shares representing interests in each of the Trust's existing funds; however, the Trust currently issues and operates the various Funds, separate classes of shares under the provisions of 1940 Act.

The Board has determined that currently no conflict of interest exists between or among each Fund's A Shares, B Shares and I Shares, among Ready Cash Investment Fund's Institutional, Investor and Exchange Shares and between Municipal Money Market Fund's Institutional and Investor Shares. On an ongoing basis, the Board, pursuant to its fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

The Trust's shareholders are not personally liable for the obligations of the Trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Trust shareholders to liability. To guard against this risk, the Trust Instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into by the Trust or its Trustees, and provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which: (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability is in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the Board believes that the risk of personal liability to a Trust shareholder is extremely remote.

In order to adopt the name Norwest Funds, the Trust agreed in each Investment Advisory Agreement with Norwest that if Norwest ceases to act as investment adviser to the Trust or any Fund whose name includes the word "Norwest," or if Norwest requests in writing, the Trust shall take prompt action to change the name of the Trust and any such Fund to a name that does not include the word "Norwest." Norwest may from time to time make available without charge to the Trust for the Trust's use any marks or symbols owned by Norwest, including marks or symbols containing the word "Norwest" or any variation thereof, as Norwest deems appropriate. Upon Norwest's request in writing, the Trust shall cease to use any such mark or symbol at any time. The Trust has acknowledged that any rights in or to the word "Norwest" and any such marks or symbols which exist or may exist, and under any and all circumstances, shall continue to be, the sole property of Norwest. Norwest may permit other parties, including other investment companies, to use the word "Norwest" in their names without the consent of the Trust. The Trust shall not use the word "Norwest" in conducting any business other than that of an investment company registered under the Act without the permission of Norwest.

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

RECENT MERGERS

As of May 17, 1996, three portfolios of the Trust, Adjustable U.S. Government Reserve Fund, Government Income Fund and Income Stock Fund (the "Acquired Funds") were reorganized into Stable Income Fund, Intermediate Government Income Fund and Income Equity Fund (the "Acquiring Funds"), respectively through the acquisition of all the assets and liabilities of the Acquired Funds by the corresponding Acquiring Funds. Each Acquiring Fund commenced operations prior to that date and was the entity that continued its existence after the transactions. Performance information for the Acquiring Funds only reflects the Acquiring Funds, performance and all fees listed in this Statement of Additional Information reflect the fees paid by the Acquiring Funds.

SHAREHOLDINGS

Table 7 to Appendix A lists the persons who owned of record 5% or more of the outstanding shares of a class of shares of a Fund as of September 2, 1997.

FINANCIAL STATEMENTS

The financial statements of each Fund for the semi-annual period ended November 30, 1996 (which include statements of assets and liabilities, statements of operations, statements of changes in net assets, notes to financial statements, financial highlights and portfolios of investments) are included in the Semi-Annual Report to Shareholders of the Trust delivered along with this SAI and are incorporated herein by reference. The financial statements of each Fund for the year ended May 31, 1996 (which include statements of assets and liabilities, statements of operations, statements of changes in net assets, notes to financial statements, financial highlights, portfolios of investments and the independent auditors' report thereon) are included in the Annual Report to Shareholders of the Trust delivered along with this SAI and are incorporated herein by reference.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference is made to the copy of such contract or other documents filed as exhibits to the registration statement.

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






                 APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

           MUNICIPAL AND CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)


MOODY'S INVESTORS SERVICE ("MOODY'S")

Moody's rates corporate bond issues, including convertible debt issues, as follows:

Bonds which are rated "Aaa" are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in "Aaa" securities.

Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those bonds in the "Aa", "A", "Baa", "Ba" or "B" groups which Moody's believes possess the strongest investment attributes are designated by the symbols "Aa1", "A1", "Baa1", "Ba1", and "B1".

STANDARD AND POOR'S CORPORATION ("S&P")

S&P rates corporate bond issues, including convertible debt issues, as follows:

Bonds rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

Bonds rated "A" have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher rated categories.

Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

Bonds rated "CCC" have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Bonds rated "C" typically are subordinated to senior debt which as assigned an actual or implied "CCC" debt rating. This rating may also be used to indicate imminent default.

The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating "Cl" is reserved for income bonds on which no interest is being paid.

Bonds are rated "D" when the issue is in payment default, or the obligor has filed for bankruptcy. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will made during such grace period.

Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the rating category.

FITCH INVESTORS SERVICE, L.P. ("FITCH")

Fitch rates corporate bond issues, including convertible debt issues, as follows:

"AAA" Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA" Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, shorter-term debt of these issuers is generally rated F-1+.

"A" Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB" Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

"BB" Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

"B" Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

"CCC" Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

"CC" Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

"C" Bonds are in imminent default in payment of interest or principal.

"DDD", "DD", and "D" Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA", "DDD", "DD", or "D" categories.

PREFERRED STOCK

MOODY'S INVESTORS SERVICE

Moody's rates preferred stock as follows:

An issue rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment among preferred stock issues.

An issue rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

An issue rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

An issue rated "baa" is considered to be a medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

An issue rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

An issue which is rated "c" can be regarded as having extremely poor prospects of ever attaining any real investment standing. This is the lowest rated class of preferred or preference stock.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

STANDARD & POOR'S

S&P rates preferred stock as follows:

"AAA" is the highest  rating that is assigned by S&P to a preferred  stock issue
and  indicates  an  extremely   strong  capacity  to  pay  the  preferred  stock
obligations.

A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

Preferred stock rated "BB", "B", and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

A preferred stock rated "C" is a non-paying issue.

A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT TERM MUNICIPAL LOANS

MOODY'S INVESTORS SERVICE. Moody's highest rating for short-term municipal loans is "MIG-1/VMIG-1". A rating of "MIG-1/VMIG-1" denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Loans bearing the "MIG-2/VMIG-2" designation are of high quality. Margins of protection are ample although not so large as in the "MIG-1/VMIG-1" group. A rating of "MIG-3/VMIG-3" denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. A rating of "MIG- 4/VMIG-4" denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S. S&P's highest rating for short-term municipal loans is "SP-1". S&P states that short-term municipal securities bearing the "SP-1" designation have very strong or strong capacity to pay principal and interest. Those issues rated "SP-1" which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated "SP-2" have satisfactory capacity to pay principal and interest.
Issues rated "SP-3" have speculative capacity to pay principal and interest.

FITCH INVESTORS SERVICE, L.P. Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

Short-term issues rated "F-1+" are regarded as having the strongest degree of assurance for timely payment. Issues assigned a rating of "F-1" reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of "F-2" have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1".

OTHER MUNICIPAL SECURITIES AND COMMERCIAL PAPER

MOODY'S INVESTORS SERVICE

Moody's two highest ratings for short-term debt, including commercial paper, are "Prime-1" and "Prime-2". Both are judged investment grade, to indicate the relative repayment ability of rated issuers.

Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: Leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated "Prime-2" by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated "Prime-1" but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S

S&P's two highest commercial paper ratings are "A-1" and "A-2". Issues assigned an "A" rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. An "A-1" designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. The capacity for timely payment on issues with an "A-2" designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1". "A-3" issues have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated "A-2" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

FITCH INVESTORS SERVICE, L.P.

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

"F-1+". Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1". Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

                        APPENDIX B - MISCELLANEOUS TABLES


TABLE 1 - INVESTMENT ADVISORY FEES

The following Table shows the dollar amount of fees payable under the Investment Advisory Agreements between Norwest and the Trust with respect to each Fund, the amount of fee that was waived by Norwest, if any, and the actual fee received by Norwest. That table also shows the dollar amount of fees payable under the investment advisory agreement between Schroder and Core Trust with respect to International Portfolio, the amount of fee that was waived by Schroder, if any, and the actual fee received by Schroder. The data is for the past three fiscal years or shorter period if the Fund/Portfolio has been in operation for a shorter period.

                                                     ADVISORY FEE     ADVISORY FEE      ADVISORY FEE
                                                        PAYABLE          WAIVED           RETAINED
CASH INVESTMENT FUND

     Year Ended May 31, 1997                         2,805,919                 0        2,805,919
     Year Ended May 31, 1996                         2,383,128                 0        2,383,128
     Year Ended May 31, 1995                         2,067,323                 0        2,067,323

READY CASH INVESTMENT FUND

     Year Ended May 31, 1997                         6,267,045            50,148        6,216,897
     Year Ended May 31, 1996                         4,128,532            44,547        4,083,985
     Year Ended May 31, 1995                         2,153,906            71,093        2,082,813

U.S. GOVERNMENT FUND

     Year Ended May 31, 1997                         2,538,240                 0        2,538,240
     Year Ended May 31, 1996                         2,205,102                 0        2,205,102
     Year Ended May 31, 1995                         1,687,958                 0        1,687,958

TREASURY FUND

     Year Ended May 31, 1997                         1,548,275                 0        1,548,275
     Year Ended May 31, 1996                         1,308,984                 0        1,308,984
     Year Ended May 31, 1995                         1,152,801                 0        1,152,801

MUNICIPAL MONEY MARKET FUND

     Year Ended May 31, 1997                         2,394,475           369,405        2,025,070
     Year Ended May 31, 1996                         1,907,103           303,321        1,603,782
     Year Ended May 31, 1995                           987,273           175,377          811,896

STABLE INCOME FUND

     Year Ended May 31, 1997                           334,768                 0          334,768
     Year Ended May 31, 1996                           106,127                 0          106,127
     Year End October 31, 1995                         114,429                 0          114,429

                                      B-1

                                                     ADVISORY FEE     ADVISORY FEE      ADVISORY FEE
                                                        PAYABLE          WAIVED           RETAINED


INTERMEDIATE GOVERNMENT INCOME FUND

     Year Ended May 31, 1997                         1,355,907                 0        1,355,907
     Year Ended May 31, 1996                           142,125                 0          142,125
     Year End October 31, 1995                         160,764                 0          160,764

DIVERSIFIED BOND FUND

     Year Ended May 31, 1997                           598,019                 0          598,019
     Year Ended May 31, 1996                           344,777                 0          344,777
     Year End October 31, 1995                         607,061                 0          607,061

INCOME FUND

     Year Ended May 31, 1997                         1,385,988           277,198        1,108,790
     Year Ended May 31, 1996                           981,244           196,249          784,995
     Year Ended May 31, 1995                           560,463           149,529          410,934

TOTAL RETURN BOND FUND

     Year Ended May 31, 1997                           651,181           357,998          293,183
     Year Ended May 31, 1996                           584,872           352,590          232,282
     Year Ended May 31, 1995                           305,162           244,711           60,451

LIMITED TERM TAX-FREE FUND

     Year Ended May 31, 1997                            88,741            63,145           25,596
     Year Ended May 31, 1996                               N/A               N/A              N/A

TAX-FREE INCOME FUND

     Year Ended May 31, 1997                         1,537,966         1,236,539          301,427
     Year Ended May 31, 1996                         1,187,026         1,032,179          154,847
     Year Ended May 31, 1995                           671,570           306,789          364,781

COLORADO TAX-FREE FUND

     Year Ended May 31, 1997                           299,582           238,690           60,892
     Year Ended May 31, 1996                           286,768           286,768                0
     Year Ended May 31, 1995                           257,147           257,147                0

MINNESOTA TAX-FREE FUND

     Year Ended May 31, 1997                           212,616           190,702           21,914
     Year Ended May 31, 1996                           154,733           154,733                0
     Year Ended May 31, 1995                            67,504            67,504                0

                                      B-2

                                                     ADVISORY FEE     ADVISORY FEE      ADVISORY FEE
                                                        PAYABLE          WAIVED           RETAINED

STRATEGIC INCOME FUND

     Year Ended May 31, 1997                           589,365                 0          589,365
     Year Ended May 31, 1996                           376,529                 0          376,529
     Year Ended October 31, 1995                       547,353                 0          547,353

MODERATE BALANCED FUND

     Year Ended May 31, 1997                         2,185,490                 0        2,185,490
     Year Ended May 31, 1996                         1,208,825                 0        1,208,825
     Year End October 31, 1995                       1,722,174                 0        1,722,174

GROWTH BALANCED FUND

     Year Ended May 31, 1997                         2,688,223                 0        2,688,223
     Year Ended May 31, 1996                         1,424,260                 0        1,424,260
     Year End October 31, 1995                       1,849,672                 0        1,849,672

INCOME EQUITY FUND

     Year Ended May 31, 1997                         1,906,693                 0        1,906,693
     Year Ended May 31, 1996                           227,790                 0          227,790
     Year End October 31, 1995                         187,584                 0         187,584

INDEX FUND

     Year Ended May 31, 1997                           563,081           212,327          350,754
     Year Ended May 31, 1996                           193,373           143,795           49,578
     Year End October 31, 1995                         212,875                 0          212,875

VALUGROWTH STOCK FUND

     Year Ended May 31, 1997                         1,475,664            18,446        1,457,218
     Year Ended May 31, 1996                         1,335,281            16,691        1,318,590
     Year Ended May 31, 1995                         1,132,507             4,813        1,127,694

DIVERSIFIED EQUITY FUND

     Year Ended May 31, 1997                         6,874,776                 0        6,874,776
     Year Ended May 31, 1996                         3,038,858                 0        3,038,858
     Year End October 31, 1995                       3,737,147                 0        3,737,147

                                      B-3

                                                     ADVISORY FEE     ADVISORY FEE      ADVISORY FEE
                                                        PAYABLE          WAIVED           RETAINED

GROWTH EQUITY FUND

     Year Ended May 31, 1997                         7,205,405                 0        7,205,405
     Year Ended May 31, 1996                         3,342,391                 0        3,342,390
     Year End October 31, 1995                       3,961,897                 0        3,961,897

LARGE COMPANY GROWTH FUND

     Year Ended May 31, 1997                           651,110                 0          651,110
     Year Ended May 31, 1996                           274,152                 0          274,152
     Year End October 31, 1995                         362,480                 0          362,480

SMALL COMPANY STOCK FUND

     Year Ended May 31, 1997                         1,481,914           419,413        1,062,501
     Year Ended May 31, 1996                           909,200           327,218          581,982
     Year Ended May 31, 1995                           322,908           322,908                0

SMALL COMPANY GROWTH FUND

     Year Ended May 31, 1997                         3,513,581                 0        3,513,581
     Year Ended May 31, 1996                         1,653,578                 0        1,653,578
     Year End October 31, 1995                       1,984,348                 0        1,984,348

DIVERSIFIED SMALL CAP FUND

     Year Ended May 31, 1997                               N/A               N/A              N/A

SMALL CAP OPPORTUNITIES FUND

     Year Ended May 31, 1997                               N/A               N/A              N/A

CONTRARIAN STOCK FUND

     Year Ended May 31, 1997                           161,601            61,290          100,311
     Year Ended May 31, 1996                           349,877            70,170          279,707
     Year Ended May 31, 1995                           258,669           128,979          129,690

INTERNATIONAL FUND*

     Year Ended May 31, 1997                           812,485                 0          812,485
     Year Ended May 31, 1996                           316,701                 0          316,701
     Year End October 31, 1995                         367,007                 0          367,007

* Represents investment advisory fees paid to Schroder Capital Management Inc. by International Portfolio of Core Trust.

TABLE 2 - MANAGEMENT FEES

The following table shows the dollar amount of fees payable to: (1) Forum for its management services with respect to each Fund (or class thereof for those periods when multiple classes were outstanding); (2) Norwest for its administrative services with respect to International Fund; and (3) Forum with respect to its administrative securities with respect to International Portfolio. Also shown are the amount of fees that were waived by Forum and Norwest, if any, and the actual fees received by Forum and Norwest. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

(I) MANAGEMENT FEES TO FORUM

                                                      MANAGEMENT       MANAGEMENT        MANAGEMENT
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED

CASH INVESTMENT FUND

     Year Ended May 31, 1997                         1,252,466           127,192        1,125,274
     Year Ended May 31, 1996                         1,076,303           160,959          915,344
     Year Ended May 31, 1995                           944,718           263,073          681,645

U.S. GOVERNMENT FUND

     Year Ended May 31, 1997                         1,140,934            12,114        1,128,820
     Year Ended May 31, 1996                         1,002,126            40,949          961,177
     Year Ended May 31, 1995                           786,649           135,127          651,522

TREASURY FUND

     Year Ended May 31, 1997                           728,447           595,668          132,779
     Year Ended May 31, 1996                           627,992           448,841          179,151
     Year Ended May 31, 1995                           558,734           467,978           90,756

READY CASH INVESTMENT FUND

Investor Shares
     Year Ended May 31, 1997                         1,070,654            14,082        1,056,572
     Year Ended May 31, 1996                           760,979            60,072          700,907
     Year Ended May 31, 1995                           391,466           147,704          243,762
Institutional Shares
     Year Ended May 31, 1997                         2,595,399         2,413,208          182,191
     Year Ended May 31, 1996                         1,569,081         1,569,081                0
     Year Ended May 31, 1995                           739,794           589,996          149,797
Exchange Shares
     Year Ended May 31, 1997                               850               850                0
     Year Ended May 31, 1996                               273               273                0
     Year Ended May 31, 1995                               417               331               86

                                      B-5

                                                      MANAGEMENT       MANAGEMENT        MANAGEMENT
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED

MUNICIPAL MONEY MARKET FUND

Investor Shares
     Year Ended May 31, 1997                           121,330            78,834           42,496
     Year Ended May 31, 1996                           115,294            65,869           49,425
     Year Ended May 31, 1995                            82,763            75,983            6,780
Institutional Shares
     Year Ended May 31, 1997                         1,275,270         1,017,363          257,907
     Year Ended May 31, 1996                           990,763           814,669          176,094
     Year Ended May 31, 1995                           481,393           393,600           87,793

STABLE INCOME FUND
A Shares
     Year Ended May 31, 1997                            12,730            12,730                0
     Year Ended May 31, 1996                               623               623                0
B Shares
     Year Ended May 31, 1997                               799               799                0
     Year Ended May 31, 1996                                33                33                0
I Shares
     Year Ended May 31, 1997                            98,060            98,060                0
     Year Ended May 31, 1996                            34,720            34,720                0
     Year End October 31, 1995                          38,143            38,143                0

INTERMEDIATE GOVERNMENT INCOME FUND

A Shares
     Year Ended May 31, 1997                            14,471            14,471                0
     Year Ended May 31, 1996                               666               666                0
B Shares
     Year Ended May 31, 1997                             9,953             9,953                0
     Year Ended May 31, 1996                               412               412                0
I Shares
     Year Ended May 31, 1997                           386,457           151,928          234,529
     Year Ended May 31, 1996                            41,991            41,991                0
     Year End October 31, 1995                          48,716            48,716                0

DIVERSIFIED BOND FUND

I Shares
     Year Ended May 31, 1997                           170,862           110,901           59,961
     Year Ended May 31, 1996                            98,508            69,269           29,239
     Year Ended October 31, 1995                       173,446           147,461           25,985

                                      B-6

                                                      MANAGEMENT       MANAGEMENT        MANAGEMENT
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED

INCOME FUND

A Shares
     Year Ended May 31, 1997                            10,585            10,585                0
     Year Ended May 31, 1996                            11,894            11,894                0
     Year Ended May 31, 1995                            12,210            11,607              603
B Shares
     Year Ended May 31, 1997                             6,826             6,826                0
     Year Ended May 31, 1996                             6,732             6,732                0
     Year Ended May 31, 1995                             5,559             3,553            2,006
I Shares
     Year Ended May 31, 1997                           536,985           436,300          100,685
     Year Ended May 31, 1996                           373,872           353,908           19,964
     Year Ended May 31, 1995                           206,416           124,725           81,691

TOTAL RETURN BOND FUND

A Shares
     Year Ended May 31, 1997                             5,187             5,187                0
     Year Ended May 31, 1996                             2,416             2,416                0
     Year Ended May 31, 1995                               674               674                0
B Shares
     Year Ended May 31, 1997                              4508              4508                0
     Year Ended May 31, 1996                             3,264             3,264                0
     Year Ended May 31, 1995                               923               923                0
I Shares
     Year Ended May 31, 1997                           250,777            24,127          226,650
     Year Ended May 31, 1996                           228,269            12,744          215,525
     Year Ended May 31, 1995                           120,468            17,639          102,829

LIMITED TERM TAX-FREE FUND
I Shares
     Year Ended May 31, 1997                            17,748            17,748                0
     Year Ended May 31, 1996                               N/A               N/A              N/A

                                      B-7

                                                      MANAGEMENT       MANAGEMENT        MANAGEMENT
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED

TAX-FREE INCOME FUND

A Shares
     Year Ended May 31, 1997                            58,862            42,638           16,224
     Year Ended May 31, 1996                            67,046            27,085           39,961
     Year Ended May 31, 1995                            64,084            64,084                0
B Shares
     Year Ended May 31, 1997                            13,295            13,295                0
     Year Ended May 31, 1996                             9,866             9,866                0
     Year Ended May 31, 1995                             6,348             5,591              757
I Shares
     Year Ended May 31, 1997                           543,029           288,245          254,784
     Year Ended May 31, 1996                           397,898           304,725           93,173
     Year Ended May 31, 1995                           198,196           139,199           58,997

COLORADO TAX-FREE FUND

A Shares
     Year Ended May 31, 1997                            54,902            49,840            5,062
     Year Ended May 31, 1996                            53,988            48,022            5,966
     Year Ended May 31, 1995                            56,039            40,684           15,355
B Shares
     Year Ended May 31, 1997                            13,532            13,115              417
     Year Ended May 31, 1996                            11,566            11,566                0
     Year Ended May 31, 1995                             9,429             7,791            1,638
I Shares
     Year Ended May 31, 1997                            51,399            44,432            6,967
     Year Ended May 31, 1996                            49,153            41,507            7,646
     Year Ended May 31, 1995                            37,392            31,974            5,418

MINNESOTA TAX-FREE FUND

A Shares
     Year Ended May 31, 1997                            51,795            33,434           18,361
     Year Ended May 31, 1996                            43,885            26,289           17,596
     Year Ended May 31, 1995                            19,236            19,236                0
B Shares
     Year Ended May 31, 1997                            20,364            14,581            5,783
     Year Ended May 31, 1996                            13,910            10,499            3,411
     Year Ended May 31, 1995                             5,974             5,974                0
I Shares
     Year Ended May 31, 1997                            12,888            10,362            2,526
     Year Ended May 31, 1996                             4,098             2,630            1,468
     Year Ended May 31, 1995                             1,781             1,622              159

STRATEGIC INCOME FUND

     Year Ended May 31, 1997                           130,970           115,223           15,747
     Year Ended May 31, 1996                            83,673            69,584           14,089
     Year Ended October 31, 1995                       121,634           121,634                0

                                      B-8


                                                      MANAGEMENT       MANAGEMENT        MANAGEMENT
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED
MODERATE BALANCED FUND

     Year Ended May 31, 1997                           412,357           278,998          133,359
     Year Ended May 31, 1996                           228,080           126,077          102,003
     Year Ended October 31, 1995                       324,938           212,921          112,017

GROWTH BALANCED FUND

     Year Ended May 31, 1997                           463,486           303,389          160,097
     Year Ended May 31, 1996                           245,562           136,905          108,657
     Year Ended October 31, 1995                       318,909           209,411          109,498

INCOME EQUITY FUND

A Shares
     Year Ended May 31, 1997                            37,101            30,944            6,157
     Year Ended May 31, 1996                             1,196             1,196                0
B Shares
     Year Ended May 31, 1997                            23,583            23,583                0
     Year Ended May 31, 1996                               670               670                0
I Shares
     Year Ended May 31, 1997                           320,654           168,477          152,177
     Year Ended May 31, 1996                            43,691            43,691                0
     Year Ended October 31, 1995                        37,517            37,517                0

INDEX FUND

     Year Ended May 31, 1997                           375,387           213,759          161,628
     Year Ended May 31, 1996                           128,916            93,961           34,955
     Year Ended October 31, 1995                       141,917           141,917                0

VALUGROWTH STOCK FUND
A Shares
     Year Ended May 31, 1997                            33,232            29,323            3,909
     Year Ended May 31, 1996                            27,427            27,427                0
     Year Ended May 31, 1995                            24,465            24,465                0
B Shares
     Year Ended May 31, 1997                            11,318            11,318                0
     Year Ended May 31, 1996                             8,763             8,763                0
     Year Ended May 31, 1995                             5,593             4,617              976
I Shares
     Year Ended May 31, 1997                           324,366           194,534          129,832
     Year Ended May 31, 1996                           297,630           147,086          150,544
     Year Ended May 31, 1995                           253,243           148,800          104,443

                                      B-9


                                                      MANAGEMENT       MANAGEMENT        MANAGEMENT
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED

DIVERSIFIED EQUITY FUND

A Shares
     Year Ended May 31, 1997                            14,322            14,322                0
     Year Ended May 31, 1996                                99                99                0
B Shares
     Year Ended May 31, 1997                            15,913            15,913                0
     Year Ended May 31, 1996                                96                96                0
I Shares
     Year Ended May 31, 1997                         1,027,423           723,040          304,383
     Year Ended May 31, 1996                           467,322           238,224          229,098
     Year Ended October 31, 1995                       574,946           287,473          287,473

GROWTH EQUITY FUND

A Shares
     Year Ended May 31, 1997                            10,336            10,336                0
     Year Ended May 31, 1996                               100               100                0
B Shares
     Year Ended May 31, 1997                             4,347             4,347                0
     Year Ended May 31, 1996                                25                25                0
I Shares
     Year Ended May 31, 1997                           785,917           545,815          240,102
     Year Ended May 31, 1996                           371,252           187,661          183,591
     Year Ended October 31, 1995                       440,211          286,1371          154,107

LARGE COMPANY GROWTH FUND

     Year Ended May 31, 1997                           100,171            87,896           12,275
     Year Ended May 31, 1996                            42,177            40,150            2,027
     Year Ended October 31, 1995                        55,766            55,766                0

SMALL COMPANY STOCK FUND

A Shares
     Year Ended May 31, 1997                            11,966            10,318            1,648
     Year Ended May 31, 1996                             5,800             5,800                0
     Year Ended May 31, 1995                             1,655             1,515              140

B Shares
     Year Ended May 31, 1997                             8,329             8,329                0
     Year Ended May 31, 1996                             4,426             4,426                0
     Year Ended May 31, 1995                             1,051             1,051                0
I Shares
     Year Ended May 31, 1997                           276,089            90,214          185,875
     Year Ended May 31, 1996                           171,614            15,664          155,950
     Year Ended May 31, 1995                            61,876            14,997           46,878


                                      B-10


                                                      MANAGEMENT       MANAGEMENT        MANAGEMENT
                                                          FEE              FEE               FEE
                                                       PAYABLE            WAIVED         RETAINED
SMALL COMPANY GROWTH FUND

     Year Ended May 31, 1997                           390,398           185,644          204,754
     Year Ended May 31, 1996                           183,731            76,278          107,453
     Year Ended October 31, 1995                       220,483           177,287           43,196

SMALL CAP OPPORTUNITIES FUND

A Shares
     Year Ended May 31, 1997                               122               122                0
B Shares
     Year Ended May 31, 1997                                44                44                0
I Shares
     Year Ended May 31, 1997                            26,560            26,560                0

CONTRARIAN STOCK FUND

A Shares
     Year Ended May 31, 1997                               995               995                0
     Year Ended May 31, 1996                             1,439             1,439                0
     Year Ended May 31, 1995                               646               646                0
B Shares
     Year Ended May 31, 1997                               668               668                0
     Year Ended May 31, 1996                             1,194             1,194                0
     Year Ended May 31, 1995                               328               328                0
I Shares
     Year Ended May 31, 1997                            38,738            35,577            3,160
     Year Ended May 31, 1996                            84,836            37,213           47,623
     Year Ended May 31, 1995                            63,693               543           63,150

INTERNATIONAL FUND

A Shares
     Year Ended May 31, 1997                             1,494             1,494                0
     Year Ended May 31, 1996                               345               345                0
B Shares
     Year Ended May 31, 1997                             1,247             1,247                0
     Year Ended May 31, 1996                               395               395                0
I Shares
     Year Ended May 31, 1997                           177,707             4,264          173,443
     Year Ended May 31, 1996                            69,616                 0           69,616
     Year Ended October 31, 1995                       205,140            41,566          163,574


                                      B-11


(II) ADMINISTRATIVE FEES TO NORWEST

INTERNATIONAL FUND

     Year Ended May 31, 1997                           451,118                 0          451,118
     Year Ended May 31, 1996                           175,887                 0          175,887
     Year Ended October 31, 1995                       205,150                 0          205,150


(III) ADMINISTRATIVE FEES TO FORUM

INTERNATIONAL PORTFOLIO
     Year Ended May 31, 1997                           270,828                 0          270,828
     Year Ended May 31, 1996                           105,567            11,873           93,694
     Year Ended October 31, 1995                       122,669            70,043           52,626


TABLE 3 - DISTRIBUTION FEES

The following table shows the dollar amount of fees payable to Forum for its distribution services with respect to each Fund (or class thereof), the amount of fee that was waived by Forum, if any, and the actual fee received by Forum. All maintenance fees were waived by Forum during the fiscal years ended May 31, 1995 and 1996. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period. Only Exchange Shares and B Shares incur distribution fees.

                                                     DISTRIBUTION     DISTRIBUTION      DISTRIBUTION
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED

READY CASH INVESTMENT FUND
Exchange Shares
     Year Ended May 31, 1997                             4,249             1,062            3,187
     Year Ended May 31, 1996                             1,023             1,023                0
     Year Ended May 31, 1995                             2,050             2,050                0

STABLE INCOME FUND
B Shares
     Year Ended May 31, 1997                             7,992             1,998            5,994
     Year Ended May 31, 1996                               245               245                0

INTERMEDIATE GOVERNMENT INCOME FUND
B Shares
     Year Ended May 31, 1997                            99,968            24,882           75,086
     Year Ended May 31, 1996                             2,646             2,646                0

INCOME FUND
B Shares
     Year Ended May 31, 1997                            34,127             8,532           25,595
     Year Ended May 31, 1996                            25,247             6,666           18,581
     Year Ended May 31, 1995                            27,796             6,949           20,847

TOTAL RETURN BOND FUND
B Shares
     Year Ended May 31, 1997                            22,540             5,635           16,905
     Year Ended May 31, 1996                            12,239             3,619            8,620
     Year Ended May 31, 1995                             4,612             1,153            3,459

TAX-FREE INCOME FUND
B Shares
     Year Ended May 31, 1997                            66,476            16,619           49,857
     Year Ended May 31, 1996                            36,997             2,390           34,607
     Year Ended May 31, 1995                            31,738             7,934           23,803

COLORADO TAX-FREE FUND
B Shares
     Year Ended May 31, 1997                            67,660            16,915           50,745
     Year Ended May 31, 1996                            43,374               207           43,167
     Year Ended May 31, 1995                            47,144            11,786           35,358

                                      B-13

                                                     DISTRIBUTION     DISTRIBUTION      DISTRIBUTION
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED
MINNESOTA TAX-FREE FUND
B Shares
     Year Ended May 31, 1997                           101,817            25,454           76,363
     Year Ended May 31, 1996                            52,163                 0           52,163
     Year Ended May 31, 1995                            30,386             8,880           21,506

INCOME EQUITY FUND
B Shares
     Year Ended May 31, 1997                           235,827            58,957          176,872
     Year Ended May 31, 1996                             5,031                 0            5,031

VALUGROWTH STOCK FUND
B Shares
     Year Ended May 31, 1997                            56,592            14,148           42,444
     Year Ended May 31, 1996                            32,860             5,269           27,591
     Year Ended May 31, 1995                            27,965             6,991           20,974

DIVERSIFIED EQUITY FUND
B Shares
     Year Ended May 31, 1997                           159,132            39,783          119,349
     Year Ended May 31, 1996                               719               719                0

GROWTH EQUITY FUND
B Shares
     Year Ended May 31, 1997                            43,471            10,868           32,603
     Year Ended May 31, 1996                               187               187                0

SMALL COMPANY STOCK FUND
B Shares
     Year Ended May 31, 1997                            41,641            10,410           31,231
     Year Ended May 31, 1996                            16,598             4,077           12,521
     Year Ended May 31, 1995                             5,256             2,038            3,218

SMALL CAP OPPORTUNITIES FUND
B Shares
     Year Ended May 31, 1997                               431               108              323

CONTRARIAN STOCK FUND
B Shares
     Year Ended May 31, 1997                             3,340               835            2,505
     Year Ended May 31, 1996                             4,479             4,479                0
     Year Ended May 31, 1995                             1,642               411            1,232

INTERNATIONAL FUND
B Shares
     Year Ended May 31, 1997                            12,465             3,116            9,349
     Year Ended May 31, 1996                             2,959             2,930               29


TABLE 4 - SALES CHARGES

The following table shows: (1) the dollar amount of sales charges payable to Forum with respect to sales of A Shares (or of the respective Funds prior to the offering of multiple classes of shares); (2) the amount of sales charge retained by Forum and not reallowed to other persons; and (3) the amount of contingent deferred sales charge ("CDSL") paid to Forum. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

                                                         SALES          RETAINED            CDSL
                                                        CHARGES          AMOUNT             PAID

STABLE INCOME FUND
A Shares
     Year Ended May 31, 1997                             3,200               320               --
     Year Ended May 31, 1996                               423                52               --
B Shares
     Year Ended May 31, 1997                                --                --            6,526
     Year Ended May 31, 1996                                --                --               75

INTERMEDIATE GOVERNMENT INCOME FUND
A Shares
     Year Ended May 31, 1997                            13,182             1,187               --
     Year Ended May 31, 1996                             1,482               129               --
B Shares
     Year Ended May 31, 1997                                --                --           31,694
     Year Ended May 31, 1996                                --                --              964

INCOME FUND
A Shares
     Year Ended May 31, 1997                            11,979             1,121               --
     Year Ended May 31, 1996                         1,567,755             4,428               --
B Shares
     Year Ended May 31, 1997                                --                --           11,887
     Year Ended May 31, 1996                                --                --            8,272

TOTAL RETURN BOND FUND
A Shares
     Year Ended May 31, 1997                             3,908               363               --
     Year Ended May 31, 1996                         1,194,198             3,074               --
B Shares
     Year Ended May 31, 1997                                --                --            7,505
     Year Ended May 31, 1996                                --                --            2,853

TAX-FREE INCOME FUND
A Shares
     Year Ended May 31, 1997                            74,101             6,646               --
     Year Ended May 31, 1996                         5,429,389            12,264               --
B Shares
     Year Ended May 31, 1997                                --                --           15,724
     Year Ended May 31, 1996                                --                --            6,576


                                      B-15


                                                         SALES          RETAINED            CDSL
                                                        CHARGES          AMOUNT             PAID
COLORADO TAX-FREE FUND
A Shares
     Year Ended May 31, 1997                            38,085             3,321               --
     Year Ended May 31, 1996                         2,889,945             7,135               --
B Shares
     Year Ended May 31, 1997                                --                --           11,889
     Year Ended May 31, 1996                                --                --           12,557

MINNESOTA TAX-FREE FUND
A Shares
     Year Ended May 31, 1997                            53,290             4,744               --
     Year Ended May 31, 1996                         4,598,204            12,506               --
B Shares
     Year Ended May 31, 1997                                --                --           13,097
     Year Ended May 31, 1996                                --                --            8,412

INCOME EQUITY FUND
A Shares
     Year Ended May 31, 1997                           320,385             1,121               --
     Year Ended May 31, 1996                            10,996             1,088               --
B Shares
     Year Ended May 31, 1997                                --                --           38,812
     Year Ended May 31, 1996                                --                --              570

VALUGROWTH STOCK FUND
A Shares
     Year Ended May 31, 1997                            38,540             3,759               --
     Year Ended May 31, 1996                         1,162,647             4,628               --
B Shares
     Year Ended May 31, 1997                                --                --           10,770
     Year Ended May 31, 1996                                --                --           12,911

DIVERSIFIED EQUITY FUND
A Shares
     Year Ended May 31, 1997                           485,324             8,286               --
     Year Ended May 31, 1996                            50,658                15               --
B Shares
     Year Ended May 31, 1997                                --                --           23,510
     Year Ended May 31, 1996                                --                --                0

GROWTH EQUITY FUND
A Shares
     Year Ended May 31, 1997                           175,495             5,347               --
     Year Ended May 31, 1996                            26,825                 7               --
B Shares
     Year Ended May 31, 1997                                --                --            6,972
     Year Ended May 31, 1996                                --                --                0

                                      B-16

                                                         SALES          RETAINED            CDSL
                                                        CHARGES          AMOUNT             PAID
SMALL COMPANY STOCK FUND
A Shares
     Year Ended May 31, 1997                            23,419             2,335               --
     Year Ended May 31, 1996                         1,309,565             5,153            2,972
B Shares
     Year Ended May 31, 1997                                --                --            6,411
     Year Ended May 31, 1996                                --                --               --

SMALL CAP OPPORTUNITIES FUND
A Shares
     Year Ended May 31, 1997                            11,604             1,178               --
B Shares
     Year Ended May 31, 1997                                --                --               --

CONTRARIAN STOCK FUND
A Shares
     Year Ended May 31, 1997                                40                 1               --
     Year Ended May 31, 1996                           103,499               425               --
B Shares
     Year Ended May 31, 1997                                --                --            4,630
     Year Ended May 31, 1996                                --                --            1,432

INTERNATIONAL FUND
A Shares
     Year Ended May 31, 1997                             8,728               874               --
     Year Ended May 31, 1996                               269                30               --
B Shares
     Year Ended May 31, 1997                                --                --            2,086
     Year Ended May 31, 1996                                --                --              213


TABLE 5 - ACCOUNTING FEES

The following table shows the dollar amount of fees payable to Forum Accounting for its accounting services with respect to each Fund, the amount of fee that was waived by Forum Accounting, if any, and the actual fee received by Forum Accounting. The table also shows similar information with respect to International Portfolio. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

                                                          FEE              FEE               FEE
                                                         PAYABLE          WAIVED           RETAINED
CASH INVESTMENT FUND
     Year Ended May 31, 1997                            65,000                 0           65,000
     Year Ended May 31, 1996                            49,000                 0           49,000
     Year Ended May 31, 1995                            36,000                 0           36,000

U.S. GOVERNMENT FUND
     Year Ended May 31, 1997                            60,000                 0           60,000
     Year Ended May 31, 1996                            46,000                 0           46,000
     Year Ended May 31, 1995                            36,000                 0           36,000

TREASURY FUND
     Year Ended May 31, 1997                            54,500                 0           54,500
     Year Ended May 31, 1996                            43,500                 0           43,500
     Year Ended May 31, 1995                            36,000                 0           36,000

READY CASH INVESTMENT FUND
     Year Ended May 31, 1997                            86,000                 0           86,000
     Year Ended May 31, 1996                            63,000                 0           63,000
     Year Ended May 31, 1995                            48,000                 0           48,000

MUNICIPAL MONEY MARKET FUND
     Year Ended May 31, 1997                            90,000                 0           90,000
     Year Ended May 31, 1996                            72,500                 0           72,500
     Year Ended May 31, 1995                            60,000                 0           60,000

STABLE INCOME FUND
     Year Ended May 31, 1997                            92,500            26,041           66,459
     Year Ended May 31, 1996                            37,452             7,136           30,316
     Year Ended October 31, 1995                        51,700                 0           51,700

INTERMEDIATE GOVERNMENT INCOME FUND
     Year Ended May 31, 1997                            85,500            24,146           61,354
     Year Ended May 31, 1996                            29,452             5,322           24,130
     Year Ended October 31, 1995                        52,700                 0           52,700

DIVERSIFIED BOND FUND
     Year Ended May 31, 1997                            54,000            15,223           38,777
     Year Ended May 31, 1996                            29,500             5,561           23,939
     Year Ended October 31, 1995                        36,700                 0           36,700

INCOME FUND
     Year Ended May 31, 1997                            93,000                 0           93,000
     Year Ended May 31, 1996                            79,500                 0           79,500
     Year Ended May 31, 1995                            64,000                 0           64,000

                                      B-18

                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED
TOTAL RETURN BOND FUND
     Year Ended May 31, 1997                            66,000                 0           66,000
     Year Ended May 31, 1996                            57,500                 0           57,500
     Year Ended May 31, 1995                            50,000                 0           50,000

LIMITED TERM TAX-FREE FUND
     Year Ended May 31, 1997                            24,000                 0           24,000
     Year Ended May 31, 1996                               N/A               N/A              N/A

TAX-FREE INCOME FUND
     Year Ended May 31, 1997                            91,000                 0           91,000
     Year Ended May 31, 1996                            66,000                 0           66,000
     Year Ended May 31, 1995                            62,000                 0           62,000

COLORADO TAX-FREE FUND
     Year Ended May 31, 1997                            66,000                 0           66,000
     Year Ended May 31, 1996                            60,000                 0           60,000
     Year Ended May 31, 1995                            55,000                 0           55,000

MINNESOTA TAX-FREE FUND
     Year Ended May 31, 1997                            64,000                 0           64,000
     Year Ended May 31, 1996                            56,000                 0           56,000
     Year Ended May 31, 1995                            55,300                 0           55,300

STRATEGIC INCOME  FUND
     Year Ended May 31, 1997                            60,000            17,019           42,981
     Year Ended May 31, 1996                            32,500             6,054           26,446
     Year Ended October 31, 1995                        54,266                 0           54,266

MODERATE BALANCED FUND
     Year Ended May 31, 1997                            62,000            17,546           44,454
     Year Ended May 31, 1996                            36,000             7,104           28,896
     Year Ended October 31, 1995                        52,266                 0           52,266

GROWTH BALANCED FUND
     Year Ended May 31, 1997                            61,000            17,237           43,763
     Year Ended May 31, 1996                            34,000             6,591           27,409
     Year Ended October 31, 1995                        50,833                 0           50,833

INCOME EQUITY FUND
     Year Ended May 31, 1997                            71,500            20,160           51,340
     Year Ended May 31, 1996                            22,935             4,293           18,642
     Year Ended October 31, 1995                        34,700                 0           34,700

VALUGROWTH STOCK FUND
     Year Ended May 31, 1997                            66,000                 0           66,000
     Year Ended May 31, 1996                            57,500                 0           57,500
     Year Ended May 31, 1995                            48,500                 0           48,500


                                      B-19


                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED
INDEX FUND
     Year Ended May 31, 1997                            60,000             8,393           51,607
     Year Ended May 31, 1996                            30,500             5,659           24,841
     Year Ended October 31, 1995                        46,266                 0           46,266

DIVERSIFIED EQUITY FUND
     Year Ended May 31, 1997                            81,500            22,995           58,505
     Year Ended May 31, 1996                            30,306             6,216           24,090
     Year Ended October 31, 1995                        34,700                 0           34,700

GROWTH EQUITY FUND
     Year Ended May 31, 1997                            79,000            22,311           56,689
     Year Ended May 31, 1996                            30,306             6,216           24,090
     Year Ended October 31, 1995                        34,700                 0           34,700

LARGE COMPANY GROWTH FUND
     Year Ended May 31, 1997                            38,000            10,750           27,250
     Year Ended May 31, 1996                            21,000             3,755           17,245
     Year Ended October 31, 1995                        34,700                 0           34,700

SMALL COMPANY STOCK FUND
     Year Ended May 31, 1997                            76,000                 0           76,000
     Year Ended May 31, 1996                            60,500                 0           60,500
     Year Ended May 31, 1995                            51,000                 0           51,000

SMALL COMPANY GROWTH FUND
     Year Ended May 31, 1997                            55,000             5,536           49,464
     Year Ended May 31, 1996                            30,000             5,759           24,241
     Year Ended October 31, 1995                        36,700                 0           36,700

SMALL CAP OPPORTUNITIES FUND
     Year Ended May 31, 1997                            26,057            26,057                0

CONTRARIAN STOCK FUND
     Year Ended May 31, 1997                            60,000                 0           60,000
     Year Ended May 31, 1996                            52,000                 0           52,000
     Year Ended May 31, 1995                            50,000                 0           50,000

INTERNATIONAL FUND
     Year Ended May 31, 1997                            36,000            10,148           25,852
     Year Ended May 31, 1996                            23,000             3,952           19,048
     Year Ended October 31, 1995                        51,766            39,766           12,000

INTERNATIONAL PORTFOLIO
     Year Ended May 31, 1997                            90,000                 0           90,000
     Year Ended May 31, 1996                            50,500             8,500           42,000
     Year Ended October 31, 1995                        77,967             8,567           69,400


TABLE 6 - COMMISSIONS

The following table shows the aggregate brokerage commissions with respect to each Fund that incurred brokerage costs. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

                                                                       AGGREGATE
                                                                   COMMISSIONS PAID

DIVERSIFIED BOND FUND
     Year Ended May 31, 1997                                                 N/A
     Year Ended May 31, 1996                                               5,261
     Year Ended October 31, 1995                                           1,750

STRATEGIC INCOME FUND
     Year Ended May 31, 1997                                              14,867
     Year Ended May 31, 1996                                               8,406
     Year Ended October 31, 1995                                           9,298

MODERATE BALANCED FUND
     Year Ended May 31, 1997                                              50,414
     Year Ended May 31, 1996                                              54,332
     Year Ended October 31, 1995                                          57,931

GROWTH BALANCED FUND
     Year Ended May 31, 1997                                              83,720
     Year Ended May 31, 1996                                              69,732
     Year Ended October 31, 1995                                          66,361

INCOME EQUITY FUND
     Year Ended May 31, 1997                                             301,308
     Year Ended May 31, 1996                                              52,904
     Year Ended October 31, 1995                                          25,321

INDEX FUND
     Year Ended May 31, 1997                                             157,319
     Year Ended May 31, 1996                                             121,170
     Year Ended October 31, 1995                                         107,321

VALUGROWTH STOCK FUND
     Year Ended May 31, 1997                                             502,785
     Year Ended May 31, 1996                                             436,274
     Year Ended May 31, 1995                                             485,176
     Year Ended May 31, 1994                                             553,049

DIVERSIFIED EQUITY FUND
     Year Ended May 31, 1997                                             226,652
     Year Ended May 31, 1996                                             175,648
     Year Ended October 31, 1995                                         180,093

                                      B-21

                                                                       AGGREGATE
                                                                   COMMISSIONS PAID
GROWTH EQUITY FUND
     Year Ended May 31, 1997                                             130,483
     Year Ended May 31, 1996                                             127,666
     Year Ended October 31, 1995                                         115,993

LARGE COMPANY GROWTH FUND
     Year Ended May 31, 1997                                              59,924
     Year Ended May 31, 1996                                              42,229
     Year Ended October 31, 1995                                          60,264

SMALL COMPANY STOCK FUND
     Year Ended May 31, 1997                                             458,447
     Year Ended May 31, 1996                                             208,021
     Year Ended May 31, 1995                                              67,471

SMALL COMPANY GROWTH FUND
     Year Ended May 31, 1997                                           1,365,750
     Year Ended May 31, 1996                                             785,875
     Year Ended October 31, 1995                                         600,341

SMALL CAP OPPORTUNITIES FUND
     Year Ended May 31, 1997                                                 N/A

CONTRARIAN STOCK FUND
     Year Ended May 31, 1997                                              74,313
     Year Ended May 31, 1996                                              52,162
     Year Ended May 31, 1995                                              43,397

INTERNATIONAL FUND*
     Year Ended May 31, 1997                                                 N/A
     Year Ended May 31, 1996                                             188,849
     Year Ended October 31, 1995                                         348,358

* Reflects commission paid by International Portfolio; International Fund paid no commissions directly during either year.

TABLE 7 - 5% SHAREHOLDERS

The following table lists the persons who owned of record 5% or more of the outstanding shares of a class of shares of a Fund as of August 31, 1997, as well as their percentage holding of all shares of the Fund. All percentages are rounded off to the nearest one percent. Certain persons own shares of the Funds of record only, including [Alpine & Co., BHC Securities, Inc., EMSEG & Co., First Stock Co., Norwest Bank Minnesota, N.A. and Stout & Co.]

                                                                          SHARE BALANCE         % OF      % OF FUND
                                   NAME AND ADDRESS                                            CLASS

CASH INVESTMENT FUND               Gas Marketing, Inc.                           2,389,160        59.99%      59.99%
                                   PO Box 594
                                   630 W 23rd St. Suite 7
                                   Yankton  SD  57078

                                   Norwest Investment Services             942,670,406.360        23.66%      23.66%
                                   c/o Greg Wraalstad
                                   608 2nd Ave S, 8th Fl, MS 0162 Minneapolis MN
                                   55479-0162

                                   Norwest Bank Minnesota NA               283,517,274.650         7.12%       7.12%
                                   VP 4600301
                                   Attn: Cash Sweep Processing-Judy
                                   Jeska
                                   Minneapolis  MN  55479-0050

                                   Norwest Bank Minnesota NA               642,113,439.640        16.12%      16.12%
                                   VP 4500022
                                   Attn: Cash Sweep Processing-Judy
                                   Jeska
                                   733 Marquette Ave, 4th Fl.
                                   Minneapolis  MN  55479-0050

                                   Norwest Bank Minnesota NA               384,772,245.000         9.66%       9.66%
                                   VP 4500030
                                   Attn: Cash Sweep Processing -
                                   Judy Jeska
                                   733 Marquette Ave., 4th Fl.
                                   Minneapolis  MN  55479-0050
READY CASH INVESTMENT FUND
     Investor Shares               Norwest Investment Services             602,513,033.400        99.22%      99.05%
                                   c/o Greg Warrlstad
                                   608 2nd Avenue South
                                   8th Floor, MS 0162
                                   Minneapolis  MN 55479-0162

     Institutional Shares          Norwest Advantage IRA Rollovers             347,346.710       100.00%       0.06%
                                   Omnibus Account
                                   733 Marquette Ave. S
                                   Minneapolis  MN  55479

                                      B-22




    Exchange Shares                Stephen P. Arkulary                          65,561.130         9.42%       0.01%
                                   and Helen M. Doane
                                   JT TEN  711266
                                   595 W. Wabasha Street
                                   Duluth  MN  55803

                                   Dennis M. Dougherty                         470,796.170        67.66%       0.08%
                                   RD. 1, Box 1444
                                   East Stroudsburg  PA  18301

                                   BHC Securities Inc.                          45,885.610         6.59%       0.01%
                                   One Commerce Square
                                   2005 Market Street
                                   Philadelphia  PA  19103-3212

U.S. GOVERNMENT FUND               Alpine & Co                             143,913,278.630         6.50%       6.50%
                                   Non-Discretionary
                                   1740 Broadway MS 8751
                                   Denver, CO 80274

                                   Norwest Bank Minnesota NA AMS           572,577,302.090        25.85%      25.85%
                                   Collective Trust Funds
                                     Clearing Account
                                   Attn:  Cash Sweep Processing -
                                   Judy Jeska
                                   733 Marquette Avenue 4th Floor
                                   Minneapolis, MN 55479-0050

                                   Norwest Investment Services             337,724,309.420        15.24%      15.24%
                                   c/o Greg Wraalstad
                                   608 2nd Avenue South
                                   8th Floor - MS 0162
                                   Minneapolis  MN  55479-0162

TREASURY FUND                      Norwest Investment Services             266,416,807.670        24.68%      24.68%
                                   c/o Greg Wraalstad
                                   608 2nd Avenue South
                                   8th Floor -- MS 0162
                                   Minneapolis  MN  55479-0162

                                   Norwest Bank Minnesota NA AMS           567,055,207.700        52.52%      52.52%
                                   Collective Trust Funds
                                     Clearing Account
                                   Attn: Cash Sweep Processing -
                                   Judy Jeska
                                   733 Marquette Avenue 4th Floor
                                   Minneapolis, MN 55479-0050


                                      B-23




                                   Norwest Bank Colorado Springs            76,443,473.150         7.08%       7.08%
                                   Attn: Jan Peto
                                   P.O. Box 400
                                   Colorado Springs, CO 80901


MUNICIPAL MONEY MARKET FUND
     Investor Shares               Norwest Investment Services              47,457,009.540        97.22%       6.22%
                                   c/o Greg Wraalstad
                                   608 2nd Ave S.
                                   8th Floor  MS - 0162
                                   Minneapolis  MN  55479-0162

     Institutional Shares          Norwest Bank Minnesota NA AMS           170,300,262.470        23.86%      22.33%
                                   Collective Trust Funds
                                     Clearing Account
                                   Attn: Cash Sweep Processing -
                                   Judy Jeska
                                   733 Marquette Ave., 4th Floor
                                   Minneapolis  MN  55479-0050

                                   Norwest Bank Minnesota NA
                                   VP4620002                               290,683,010.630        40.73%      38.12%
                                   Attn: Cash Sweep Processing
                                   733 Marquette Avenue 4th Floor
                                   Minneapolis, MN 55479-0050

                                   Alpine & Co.
                                   Non Discretionary                        44,351,987.450         6.21%       5.82%
                                   1740 Broadway MS 0076
                                   Denver  CO  80274


STABLE INCOME FUND
     A Shares                      Hichory Tech Corporation                     98,014.916        10.51%       0.79%
                                   Attn:  Craig Thill
                                   PO Box 3248
                                   Mankato  MN  56002

                                   Ramsey Foundation                           136,738.146        14.66%       1.11%
                                   Attn:  Him Kleist 6th Fl., 310146
                                   8100 34th Ave. S
                                   PO Box 1309
                                   Minneapolis  MN  55440-1309

                                   Aspen Medical Group, PA
                                   Attn:  Cheryl Feller  926011                 90,810.627         9.73%       0.73%
                                   1021 Bandana Blvd. E
                                   Suite 200
                                   St. Paul  MN  55108


                                      B-24

                                   Analysts International Corp.                216,969.473        23.26%       1.75%
                                   Attn:  Gerald McGrath 700284
                                   7615 Metro Blvd.
                                   Minneapolis  MN  55439

     B Shares                      Fred P. Mattson                               7,979.991         6.18%       0.06%
                                   and Berry J. Matton
                                   P.O. Box 248
                                   Elmwood, WI 54740-0248

                                   Norwest Investment Services, Inc.            10,386.414         8.04%       0.08%
                                   FBO 800059291
                                   Northstar Building East - 8th Fl.
                                   618 Second Avenue - South
                                   Minneapolis  MN  55479-0162

                                   Charles Anjad-Ali
                                   1305 Dayton Avenue                            9,545.939         7.39%       0.08%
                                   St. Paul  MN  55104

                                   UTE Plumbing Heating, Inc.
                                   Retirement Account                           16,496.593        12.77%       0.13%
                                   Employee Pension Plan Trust
                                   UA DTD 07-01-86
                                   2315 Bott Ave.
                                   Colorado Springs CO 80904-3727

                                   Norwest Investment Svcs., Inc.
                                   FBO 302900271
                                   Northstar Building E - 8th Floor             10,137.871         7.85%       0.08%
                                   608 Second Avenue S
                                   Minneapolis  MN  55479-0162

                                   Norwest Investment Svcs., Inc.
                                   FBO 102953761
                                   Northstar Building E - 8th Floor             13,659.617        10.57%       0.11%
                                   608 Second Ave. S
                                   Minneapolis  MN  55479-0162

      I Shares                     EMSEG & Co.                                   9,446,876        83.54%      76.37%
                                   c/o Norwest Bank MN
                                   733 Marquette Ave., MS 0036
                                   Minneapolis  MN  55479-0036

                                   Norwest Advantage IRA RO                    692,279.612         6.12%       5.60%
                                   1500 Broadway
                                   Lubbock  TX  79408


                                      B-25



INTERMEDIATE GOVERNMENT INCOME
FUND
     A Shares                      Ibrahim M. Almadani                         101,920.942         8.63%       5.19%
                                   and Salwa A. Aboulghaffar
                                   c/o Bernie Harkel
                                   10010 Regency Circle
                                   Omaha  NE  68114

INCOME FUND
     A Shares                      Norwest Wealthbuilder                        50,173.443         8.84%       0.17%
                                   Reinvest Account
                                   733 Marquette Ave.
                                   Minneapolis  MN  55479-0040

     I Shares                      Norwest Income Bond CTF                  14,414,374.536        51.80%      50.09%
                                   14380000
                                   PO Box 1450 NW 8477
                                   Minneapolis  MN  55480-8477

                                   Dentru & Co.                              5,766,397.937        20.72%      20.04%
                                   Non-Discretionary Cash
                                   1740 Broadway Mail 8676
                                   Denver  CO  80274

                                   FINABA                                    2,327,763.313         8.37%       8.08%
                                   Non-Discretionary Cash Acct.
                                   Attn: Jon Rutter
                                   PO Box 10523
                                   Lubbock  TX  79408
TOTAL RETURN BOND FUND
     A Shares                      Norwest Wealthbuilder                       210,795.954        59.09%       1.49%
                                   Reinvest Account
                                   733 Marquette Avenue
                                   Minneapolis, MN 55479-0050

     I Shares                      Kiwils & Co.                                830,986.693         6.12%       5.86%
                                   Discretionary Reinvest
                                   1700 Broadway MS 0076
                                   Denver  CO  80274

                                   Dentru & Co                               3,226,054.237        23.76%      22.74%
                                   Non-Discretionary Cash
                                   1740 Broadway Mail 8676
                                   Denver CO 80274

                                   Seret & Co.                               6,957,002.422        51.24%      49.04%
                                   Discretionary Reinvest
                                   1740 Broadway MS 8751
                                   Denver, CO 80274

                                      B-26



LIMITED TERM TAX-FREE FUND
     I Shares                      Victoria & Co. Special                      682,704.508        16.45%      16.45%
                                   Common Trust Fund
                                   Trust Operations
                                   One O'Connor Plaza
                                   Victoria  TX  77901

                                   Norwest Limited Term                      2,901,067.860        69.89%      69.89%
                                   Tax-Exempt Bond Fund
                                   PO Box 1450 NW 8477
                                   Minneapolis  MN  55480-8477
TAX-FREE INCOME FUND
     A Shares                      Norwest Wealthbuilder                       157,598.599         5.45%       0.52%
                                   Reinvest Account
                                   733 Marquette Ave.
                                   Minneapolis  MN  55479-0040

     B Shares                      Martha M. George                             42,396.662         5.39%       0.14%
                                   3130 Ward Road
                                   Bismarck  ND  58501

     I Shares                      Dentru & Co                               6,772,836.133        25.49%      22.39%
                                   Non-Discretionary Cash
                                   1740 Broadway Mail 8676
                                   Denver CO 80274

                                   FINABA                                    1,574,547.942         5.93%       5.21%
                                   Non-Discretionary Cash Acct.
                                   PO Box 10523
                                   Lubbock, TX 79408

                                   Norwest Tax Exempt Bond Fund             14,186,350.784        53.39%      46.90%
                                   14931100
                                   P.O. Box 1450  NW 8477
                                   Minneapolis, MN 55480-8477

COLORADO TAX-FREE FUND
     A Shares                      Walter Stonehocker and Roswitha             548,481.947        18.90%       9.02%
                                   Stonehocker
                                   TEN COM 639254
                                   15600 Holly
                                   Brighton, CO 80601

     I Shares                      Dentru & Co                               2,407,875.122        96.26%      39.59%
                                   Non Discretionary Cash
                                   1740 Broadway Mail 8676
                                   Denver CO 80274


                                      B-27



MINNESOTA TAX-FREE FUND
     I Shares                      Norwest Bank Minnesota, NA                  174,616.136        13.78%       3.45%
                                   Agnt Madri Inc. Agency
                                   U/A/DT 5/14/96
                                   733 Marquette Avenue MS-0036
                                   Minneapolis,  MN 55479-0036

INCOME EQUITY FUND
   I Shares                        EMSEG & Co.                               8,977,318.760        64.24%      64.24%
                                   c/o Norwest Bank MN
                                   733 Marquette Ave. MS 0036
                                   Minneapolis  MN 55479-0036

                                   Dentru & Co.                              2,229,198.533        15.95%      15.95%
                                   c/o Norwest Bank Co NA
                                   Denver CO 80274-8676

                                   Norwest Bank Texas NA                     1,251,536.113         8.95%       8.95%
                                   1500 Broadway
                                   Lubbock  TX  79408

VALUGROWTH STOCK FUND
    I Shares                       Dentru & Co.                              3,108,986.881        41.97%      36.40%
                                   c/o Norwest Bank Co NA
                                   Denver CO 80274-8676

                                   FINABA                                    1,028,804.846        13.89%      12.05%
                                   Non-Discretionary Cash Acct.
                                   Attn: Jon Rutter
                                   PO Box 10523
                                   Lubbock, TX 79408

DIVERSIFIED EQUITY FUND
     A Shares                      Norwest Investment Services, Inc.            44,458.710         5.51%       2.28%
                                   FBO 302660761
                                   Northstar Building E - 8th Fl.
                                   608 Second Ave. S.
                                   Minneapolis  MN  55479-0162

GROWTH EQUITY FUND
     A Shares                      Norwest Wealthbuilder                       183,744.799        38.36%      23.78%
                                   Reinvest Account
                                   733 Marquette Avenue
                                   Minneapolis  MN  55479-0040

SMALL COMPANY STOCK FUND
     A Shares                      Norwest Wealthbuilder                       125,850.376        21.17%       0.97%
                                   Reinvest Account
                                   733 Marquette Avenue
                                   Minneapolis, MN 55479-0040


                                      B-28



     B Shares                      Norwest Investment Services, Inc.            30,123.636         7.65%       0.23%
                                   FBO 7311400141
                                   Northstar Building E - 8th Fl.
                                   608 Second Ave. S
                                   Minneapolis  MN  55479-0162

     I Shares                      Dentru & Co                               2,309,493.178        19.35%      17.87%
                                   Non-Discretionary Cash
                                   1740 Broadway Mail 8676
                                   Denver CO 80274

                                   Norwest Bank Minnesota                      779,625.000         6.53%       6.03%
                                   Cust Norwest Foundation - NIM
                                   A/C 12928201
                                   PO Box 1450 NW 0477
                                   Minneapolis  MN  55480-8477

SMALL CAP OPPORTUNITIES FUND
     A Shares                      Norwest Investment                            2,619.172         5.94%       0.04%
                                      Services, Inc.
                                   FBO 702167001
                                   Northstar Building East - 8th Fl.
                                   608 Second Avenue  South
                                   Minneapolis  MN  55479-0162

                                   Norwest Investment                            6,920.371        15.69%       0.12%
                                      Services, Inc.
                                   FBO 103482111
                                   Northstar Building East - 8th Fl.
                                   608 Second Avenue  South
                                   Minneapolis  MN  55479-0162

                                   Norwest Investment                            2,762.148         6.26%       0.05%
                                     Services, Inc.
                                   FBO 102180141
                                   Northstar Building E - 8th Fl.
                                   608 Second Ave. S
                                   Minneapolis  MN  55479-0162

B Shares                           Norwest Investment                            1,728.180         7.97%       0.03%
                                      Services, Inc.
                                   FBO 731123361
                                   Northstar Building East - 8th Fl.
                                   608 Second Avenue  South
                                   Minneapolis  MN  55479-0162

                                      B-29




                                   Norwest Investment                            2,418.821        11.15%       0.04%
                                      Services, Inc.
                                   FBO 701942871
                                   Northstar Building East - 8th Fl.
                                   608 Second Avenue  South
                                   Minneapolis  MN  55479-0162

                                   Charles W. Gaillard                           2,294.725        10.58%       0.04%
                                   2580 Cedar Ridge Rd.
                                   Wayzata  MN  55391

                                                                                 1,129.688         5.21%       0.02%

                                   Harold B. Metzger
                                   and Carol E. Metzger Jtten
                                   5326 Norwood St.
                                   Duluth  MN  55804

SMALL COMPANY GROWTH FUND
    I Shares                       EMSEG & Co.                              14,103,302.706        90.01%      90.01%
                                   c/o Norwest Bank MN
                                   733 Marquette Ave., MS 0036
                                   Minneapolis  MN  55479-0036

                                   Vanguard Fiduciary Trust Co.              1,438,387.501         9.18%       9.18%
                                   PO Box 2600
                                   Valley Forge  PA  19482

LARGE COMPANY GROWTH FUND
    I Shares                       EMSEG & Co.                               3,096,084.493        73.98%      73.98%
                                   c/o Norwest Bank MN
                                   733 Marquette Ave., MS 0036
                                   Minneapolis  MN  55479-0036

                                   Victoria & Co.                              220,768.250         5.28%       5.28%
                                   NorwestBank TX South Central
                                   PO Box 6000
                                   San Antonio  TX  78286-9646

CONTRARIAN STOCK FUND
I Shares                           Norwest Bank Minnesota                       40,241.000         5.36%       5.36%
                                   Agnt: Merle D. & Dyanne R.
                                      Kerr  Agency A/C  07183400  PO Box 1450 NW
                                   8477 Minneapolis MN 55480-8477

                                   Dentru & Co                                 345,757.574        46.07%      46.07%
                                   Non-Discretionary Cash
                                   1740 Broadway Mail 8676
                                   Denver CO 80274

                                      B-30


                                   Kiwils & Co.                                159,053.929        21.19%      21.19%
                                   Discretionary Reinvest
                                   1740 Broadway MS 8751
                                   Denver  CO  80274

                                   Seret & Co.                                  63,119.198         8.41%       8.41%
                                   Discretionary Reinvest
                                   1740 Broadway MS 8751
                                   Denver, CO 80274

INTERNATIONAL  FUND
     A Shares                      Norwest Wealthbuilder                        40,577.877        34.47%      20.14%
                                   Reinvest Account
                                   733 Marquette Avenue
                                   Minneapolis, MN 55479-0040

                                   Norwest Investment                            6,328.014         5.37%       3.14%
                                     Services, Inc.
                                   FBO 732267711
                                   Northstar Building E - 8th Fl.
                                   608 Second Ave. S
                                   Minneapolis  MN  55479-0162

     B Shares                      David A. Struvk                               4,764.293         5.69%       2.36%
                                   1941 Crestview Circle
                                   Ewcelsior MN  55331

                                   Norwest Investment                            7,722.102         9.22%       3.83%
                                     Services, Inc.
                                   FBO 015097851
                                   Northstar Building E - 8th Fl.
                                   608 Second Ave. S
                                   Minneapolis  MN  55479-0162

INDEX FUND
    I Shares                       EMSEG & Co.                              11,399,385.666        92.19%      92.19%
                                   c/o Norwest Bank MN
                                   733 Marquette Ave. MS 0036
                                   Minneapolis  MN  55479-0036

DIVERSIFIED BOND FUND
                                   EMSEG & Co.                               5,169,536.113        82.81%      82.81%
                                   c/o Norwest Bank MN
                                   733 Marquette Ave. MS 0036
                                   Minneapolis  MN  55479-0036

                                   Kiwils & Co.                                342,107.622         5.48%       5.48%
                                   c/o Norwest Bank CO NA
                                   1740 Broadway MS 8676
                                   Denver CO  80274-8676

                                      B-31

STRATEGIC INCOME FUND
    I Shares                       EMSEG & Co.                               6,322,210.779        89.18%      89.18%
                                   c/o Norwest Bank MN
                                   733 Marquette Ave. MS 0036
                                   Minneapolis  MN  55479-0036

                                   Seret & Co.                                 383,346.369         5.41%       5.41%
                                   c/o Norwest Bank CO
                                   1740 Broadway MS 8676
                                   Denver, CO 80274-8676

MODERATE BALANCED FUND
    I Shares                       EMSEG & Co.                              16,309,251.531        88.43%      88.43%
                                   c/o Norwest Bank MN
                                   733 Marquette Ave. MS 0036
                                   Minneapolis  MN  55479-0036

GROWTH BALANCED FUND
    I Shares                       EMSEG & Co.                              17,655,722.442        87.10%      87.10%
                                   c/o Norwest Bank MN
                                   733 Marquette Ave. MS 0036
                                   Minneapolis  MN  55479-0036

                                   Seret & Co.                               1,174,525.257         5.79%       5.79%
                                   c/o Norwest Bank CO
                                   1740 Broadway MS 8676
                                   Denver, CO 80274-8676


                          APPENDIX C - PERFORMANCE DATA

TABLE 1 - MONEY MARKET FUND YIELDS

As of May 31, 1997, the seven day yield, seven day effective yield and, for Municipal Money Market Fund, the seven day tax equivalent yield, of each class of the Money Market Funds was as follows. For the tax-equivalent yield quotations, the assumed federal income tax rate is 39.6%.

                                                               EFFECTIVE      TAX-EQUIVALENT       TAX-EQUIVALENT
                                               YIELD             YIELD             YIELD           EFFECTIVE YIELD

CASH INVESTMENT FUND                           5.26%             5.40%              N/A                  N/A

READY CASH INVESTMENT FUND
     Investor Shares                           4.92%             5.04%              N/A                  N/A
     Institutional Shares                      5.26%             5.40%              N/A                  N/A
     Exchange Shares                           4.17%             4.26%              N/A                  N/A

U.S. GOVERNMENT FUND                           5.00%             5.13%              N/A                  N/A

TREASURY FUND                                  4.85%             4.96%              N/A                  N/A

MUNICIPAL MONEY MARKET FUND
     Investor Shares                           3.34%             3.40%              N/A                  N/A
     Institutional Shares                      3.54%             3.61%              N/A                  N/A


TABLE 2 - YIELDS

For the 30-day period ended May 31, 1997 the annualized yield and, where applicable, the tax equivalent yield of each class of the Fixed Income Funds, Balanced Funds and Equity Funds was as follows. For the tax-equivalent yield quotations, the assumed Federal income tax rate is 39.6%. In addition, for the tax-equivalent yields of the Colorado and Minnesota Tax-Free Funds, the assumed Colorado and Minnesota income tax rates are 5% and 8.5%, respectively. Limited Term Tax-Free Fund had not commenced operations as of November 30, 1996.

                                 TAX EQUIVALENT
                                                                          YIELD             YIELD
STABLE INCOME FUND
     A Shares                                                              5.84%              N/A
     B Shares                                                              5.18%              N/A
     I Shares                                                              5.93%              N/A

INTERMEDIATE GOVERNMENT INCOME FUND
     A Shares                                                              5.81%              N/A
     B Shares                                                              5.29%              N/A
     I Shares                                                              6.03%              N/A

DIVERSIFIED BOND FUND
     A Shares                                                               N/A               N/A
     B Shares                                                               N/A               N/A
     I Shares                                                              6.03%              N/A

                                      C-1

                                                                                        TAX EQUIVALENT
                                                                          YIELD             YIELD
INCOME FUND
     A Shares                                                              6.09%              N/A
     B Shares                                                              5.59%              N/A
     I Shares                                                              6.34%              N/A

TOTAL RETURN BOND FUND
     A Shares                                                              5.70%              N/A
     B Shares                                                              5.15%              N/A
     I Shares                                                              5.92%              N/A

LIMITED TERM TAX-FREE FUND
     A Shares                                                               N/A               N/A
     B Shares                                                               N/A               N/A
     I Shares                                                              4.65%             7.69%

TAX-FREE INCOME FUND
     A Shares                                                              5.18%             8.57%
     B Shares                                                              4.63%             7.66%
     I Shares                                                              5.38%             8.90%

COLORADO TAX-FREE FUND
     A Shares                                                              5.22%             9.09%
     B Shares                                                              4.66%             8.12%
     I Shares                                                              5.42%             9.45%

MINNESOTA TAX-FREE FUND
     A Shares                                                              4.93%             8.91%
     B Shares                                                              4.36%             7.90%
     I Shares                                                              5.12%             9.26%

STRATEGIC INCOME FUND
     I Shares                                                               N/A               N/A

MODERATE BALANCED FUND
     I Shares                                                               N/A               N/A

GROWTH BALANCED FUND
     I Shares                                                               N/A               N/A

DIVERSIFIED EQUITY FUND
     A Shares                                                               N/A               N/A
     B Shares                                                               N/A               N/A
     I Shares                                                               N/A               N/A

GROWTH EQUITY FUND
     A Shares                                                               N/A               N/A
     B Shares                                                               N/A               N/A
     I Shares                                                               N/A               N/A

INDEX FUND
     I Shares                                                              2.44%              N/A

                                      C-2

                                                                                        TAX EQUIVALENT
                                                                          YIELD             YIELD
VALUGROWTH STOCK FUND
     A Shares                                                              1.03%              N/A
     B Shares                                                              0.40%              N/A
     I Shares                                                              1.08%              N/A

INCOME EQUITY FUND
     A Shares                                                              2.38%              N/A
     B Shares                                                              1.76%              N/A
     I Shares                                                              2.50%              N/A

LARGE COMPANY GROWTH FUND
     I Shares                                                              0.08%              N/A

SMALL COMPANY STOCK FUND
     A Shares                                                              0.56%              N/A
     B Shares                                                              1.26%              N/A
     I Shares                                                              0.59%              N/A

SMALL COMPANY GROWTH FUND
     I Shares                                                              0.80%              N/A

SMALL CAP OPPORTUNITIES FUND
     A Shares                                                              N/A                N/A
     B Shares                                                              N/A                N/A
     I Shares                                                              N/A                N/A
CONTRARIAN STOCK FUND
     A Shares                                                               N/A               N/A
     B Shares                                                               N/A               N/A
     I Shares                                                              0.39%              N/A

INTERNATIONAL FUND
     A Shares                                                               N/A               N/A
     B Shares                                                               N/A               N/A
     I Shares                                                               N/A               N/A




TABLE 3 - TOTAL RETURNS

The average annual total return of each class of each Fixed Income and Equity Fund for the periods ended May 31, 1997 was as follows. The actual dates of the commencement of each Fund's operations, or the commencement of the offering of each class' shares, is listed in the Fund's financial statements. The performance of the Funds marked with an asterisk (*) includes the performance of a collective investment fund or a common trust fund prior to its conversion into the Fund. (See "Performance and Advertising Data -- Multiclass, Collective Investment Fund, Common Trust Fund and Core-Gateway Performance.") Prior to 1989, the collective investment funds and common trust fund were valued on the calendar quarter; therefore the following chart does not reflect a Since Inception figure as of the fiscal year end for those funds adopting collective investment or common trust fund performance. Calendar quarter performance is available from the adviser.

                                                    CALENDAR
                               ONE MONTH   THREE    YEAR TO     ONE YEAR  THREE      FIVE      TEN YEARS    SINCE
                                           MONTHS      DATE                 YEARS     YEARS               INCEPTION

CASH INVESTMENT FUND           0.44%      1.31%     2.58%       5.21%     5.22%      4.43%     N/A        5.84%
READY CASH INVESTMENT FUND
    Investor Shares            0.42%      1.22%     2.00%       4.87%     4.89%      4.09%     N/A        5.45%
    Institutional Shares       0.44%      1.31%     2.14%       5.23%     5.24%      4.33%     N/A        5.58%
    Exchange Shares            0.35%      1.03%     1.69%       4.09%     N/A        N/A       N/A        4.07%
U.S. GOVERNMENT FUND           0.43%      1.26%     2.07%       5.04%     5.04%      4.25%     N/A        5.57%
TREASURY FUND                  0.41%      1.22%     1.99%       4.87%     4.85%      4.07%     N/A        4.36%
MUNICIPAL MONEY MARKET FUND
    Investor Shares            0.29%      0.80%     1.28%       3.08%     3.17%      2.76%     N/A        3.73%
    Institutional Shares       0.31%      0.85%     1.36%       3.28%     3.38%      2.91%     N/A        3.82%
STABLE INCOME FUND
    A Shares                   0.53%      1.56%     2.31%       6.24%     N/A        N/A       N/A        6.42%
    B Shares                   0.46%      1.37%     2.07%       5.43%     N/A        N/A       N/A        5.32%
    I Shares                   0.53%      1.56%     2.31%       6.24%     N/A        N/A       N/A        6.41%
INTERMEDIATE GOVERNMENT
INCOME FUND*
    A Shares                   0.78%      1.04%     1.40%       6.36%     6.04%      5.12%     6.94%      N/A
    B Shares                   0.71%      0.75%     1.04%       5.51%     N/A        N/A       N/A        9.02%
    I Shares                   0.78%      0.94%     1.40%       6.36%     6.03%      5.12%     6.93%      N/A
DIVERSIFIED BOND FUND*
    A Shares                   N/A        N/A       N/A         N/A       N/A        N/A       N/A        N/A
    B Shares                   N/A        N/A       N/A         N/A       N/A        N/A       N/A        N/A
    I Shares                   0.79%      0.91%     1.07%       6.23%     5.80%      5.14%     7.08%      N/A
INCOME FUND
    A Shares                   0.78%      0.89%     1.02%       6.79%     5.93%      5.45%     N/A        7.67%
    B Shares                   0.72%      0.70%     0.70%       6.03%     5.15%      N/A       N/A        2.90%
    I Shares                   0.89%      0.89%     1.12%       6.90%     5.96%      5.45%      N/A       7.67%
TOTAL RETURN BOND FUND
    A Shares                   0.86%      1.16%     2.03%       6.84%     6.52%      N/A       N/A        5.10%
    B Shares                   0.80%      1.08%     1.83%       6.27%     5.80%      N/A       N/A        4.39%
    I Shares                   0.76%      1.16%     2.03%       6.95%     6.57%      N/A       N/A        5.14%
LIMITED TERM TAX-FREE FUND
    A Shares                   N/A        N/A       N/A         N/A       N/A        N/A       N/A        N/A
    B Shares                   N/A        N/A       N/A         N/A       N/A        N/A       N/A        N/A
    I Shares                   0.78%      0.73%     1.75%       N/A       N/A        N/A       N/A        6.99%
TAX-FREE INCOME FUND
    A Shares                   1.47%      1.05%     2.14%       8.43%     7.37%      6.32%     N/A        6.63%
    B Shares                   1.40%      0.86%     1.82%       7.63%     6.57%      N/A       N/A        4.88%
    I Shares                   1.57%      1.15%     2.24%       8.54%     7.41%      6.34%     N/A        10.68%
COLORADO TAX-FREE FUND
    A Shares                   1.54%      1.10%     2.37%       9.00%     7.26%      N/A       N/A        5.92%
    B Shares                   1.47%      0.92%     2.05%       8.19%     6.46%      N/A       N/A        5.08%
    I Shares                   1.54%      1.10%     2.37%       9.00%     7.26%      N/A       N/A        5.92%

                                      C-4



                                                    CALENDAR
                               ONE MONTH   THREE     YEAR TO     ONE YEAR  THREE      FIVE      TEN YEARS    SINCE
                                           MONTHS      DATE                 YEARS     YEARS               INCEPTION
MINNESOTA TAX-FREE FUND
    A Shares                   1.39%      1.09%     1.85%       7.98%     6.81%      6.32%     N/A        6.75%
    B Shares                   1.42%      0.90%     1.53%       7.18%     6.01%      N/A       N/A        4.54%
    I Shares                   1.39%      1.09%     1.85%       7.98%     6.78%      6.32%     N/A        6.73%
STRATEGIC INCOME FUND*
    I Shares                   2.27%      2.55%     4.06%       9.58%     9.52%      7.95%     N/A        N/A
MODERATE BALANCED FUND*
    I Shares                   3.15%      3.40%     5.83%       12.04%    11.98%     9.64%     N/A        10.68%
GROWTH BALANCED FUND*
    I Shares                   4.91%      5.00%     8.50%       15.81%    15.83%     12.17%    N/A        12.56%
INCOME EQUITY FUND*
    A Shares                   4.64%      4.61%     11.36%      22.40%    24.98%     16.95%    N/A        16.49%
    B Shares                   4.58%      4.40%     10.99%      21.48%    N/A        N/A       N/A        22.10%
    I Shares                   4.64%      4.61%     11.36%      22.41%    25.01%     16.95%    N/A        17.49%


INDEX FUND*
    A Shares                   N/A        N/A       N/A         N/A       N/A        N/A       N/A        N/A
    B Shares                   N/A        N/A       N/A         N/A       N/A        N/A       N/A        N/A
    I Shares                   6.07%      7.78%     15.47%      29.02%    25.14%     17.66%    14.08%     14.33%
VALUGROWTH STOCK FUND
    A Shares                   5.56%      5.92%     11.87%      23.32%    18.44%     13.06%    N/A        13.65%
    B Shares                   5.46%      5.68%     11.49%      22.33%    17.53%     N/A       N/A        14.05%
    I Shares                   5.57%      5.93%     11.83%      23.30%    18.42%     13.01%    N/A        13.63%
DIVERSIFIED EQUITY FUND*
    A Shares                   6.82%      6.79%     11.93%      20.75%    21.77%     16.18%    N/A        16.73%
    B Shares                   6.73%      6.57%     11.59%      19.86%    N/A        N/A       N/A        22.71%
    I Shares                   6.79%      6.76%     11.93%      20.76%    21.76%     16.18%    N/A        16.73%
GROWTH EQUITY FUND*
    A Shares                   9.03%      6.95%     9.14%       14.11%    18.04%     15.69%    N/A        16.24%
    B Shares                   8.98%      6.75%     8.80%       13.28%    N/A        N/A       N/A        15.55%
    I Shares                   9.06%      6.95%     9.14%       14.11%    18.04%     15.69%    N/A        16.24%
LARGE COMPANY GROWTH FUND*
    A Shares                   N/A        N/A       N/A         N/A       N/A        N/A       N/A        N/A
    B Shares                   N/A        N/A       N/A         N/A       N/A        N/A       N/A        N/A
    I Shares                   7.55%      7.73%     13.73%      21.93%    22.69%     14.42%    13.10%     N/A
SMALL COMPANY STOCK FUND
    A Shares                   20.57%     7.06%     3.49%       6.34%     17.45%     N/A       N/A        14.88%
    B Shares                   20.41%     6.82%     3.18%       5.46%     16.55%     N/A       N/A        13.99%
    I Shares                   20.49%     7.02%     3.50%       6.30%     17.44%     N/A       N/A        14.73%
SMALL COMPANY GROWTH FUND*
    I Shares                   10.45%     4.47%     3.70%       5.65%     21.96%     20.18%    16.82%     N/A
SMALL CAP OPPORTUNITIES FUND
    A Shares                   11.78%     8.01%     10.23%      11.37%    27.54%     N/A       N/A        25.02%
    B Shares                   11.71%     7.81%     9.91%       N/A       N/A        N/A       N/A        25.35%
    I Shares                   11.77%     8.00%     10.22%      11.42%    27.56%     N/A       N/A        25.03%
CONTRARIAN STOCK FUND
    A Shares                   N/A        N/A       N/A         N/A       N/a        N/A       N/A        N/A
    B Shares                   N/A        N/A       N/A         N/A       N/A        N/A       N/A        N/A
    I Shares                   9.98%      10.15%    16.52%      13.02%    12.48%     N/A       N/A        10.13%
INTERNATIONAL FUND*
    A Shares                   6.13%      7.55%     8.42%       10.33%    N/A        N/A       N/A        14.81%
    B Shares                   6.00%      7.32%     8.19%       9.44%     N/A        N/A       N/A        13.97%
    I Shares                   6.07%      7.55%     8.52%       10.27%    N/A        N/A       N/A        10.44%

                                      C-5